Dear Investor:

The year 2002 will go into the record books as one of the most challenging ever for investors. Between the erratic economy, widespread revelations of corporate misrepresentations and fraud, and escalating geopolitical risks, there was little to encourage investors and much cause for concern.

In this very unique confluence of challenges, MEMBERS Capital Advisors was challenged to provide the kind of "downside protection" we have historically achieved in the Ultra Series Funds. Aided by continued declines in interest rates, only the Money Market, Bond and High Income Funds were able to provide positive returns. Each of these three "fixed income" funds also outperformed the average returns of their respective peer funds.

Stocks fell sharply in 2002, for the third year in a row (which had not occurred since the Great Depression). For instance, the Standard & Poor's 500 Index declined 22.1% for the year while the NASDAQ Composite Index declined 31.5%. In this broadly hostile environment, none of the Ultra Series stock funds produced positive returns. The Multi-Cap Growth Stock and International Stock Funds were able to outperform their representative markets and peers, however, and the Growth and Income Stock Fund again outperformed the S&P 500, but slightly lagged its peer funds group average. The other funds each lagged their market and peer averages, in most cases by only a modest amount. Although its performance generally improved through the year, the Capital Appreciation Stock Fund was unable to recover from the significant declines suffered early in the year that were described in the June 30, 2002 Semiannual Report.

Investors who have held a diversified portfolio of Ultra Series Funds for at least a few years can still see favorable longer-term returns. But, all Ultra Series Fund investors suffered more than usual in 2002 and more than we would have expected even in this difficult year. The markets were more severe than we and most other investment professionals anticipated, and therefore we were less effective in cushioning the declines than we would have hoped or expected.

After extensive analysis, we understand why our long-proven investment philosophies and disciplines faltered in this unique environment, and we have taken steps designed to better protect our investors in the case of a recurrence. Investing will remain a risky undertaking, however, which is why the actions of investors are at least as important as our actions in determining ultimate success. Based on history, the most important action investors can take to assure their success is to give their investments time - accumulate, hold, then gradually liquidate diversified portfolios of securities over an extended period of time. Although favorable results cannot be guaranteed, history indicates that this approach puts the odds of success strongly in your favor.

We thank you for your continued confidence, and remain committed to your ultimate investment success.

Sincerely,


/s/ Lawrence R. Halverson

Lawrence R. Halverson, CFA
Vice President
Ultra Series Fund

                                    BOND FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

GRAPHIC: At this place, the share holder report shows a graphic representation of how the Bond Fund compared to several indices. Ten thousand dollars invested on January 1, 1992, would have the following value as of December 31, 2002:

               Bond Fund                                  $18,473
               Lehman Brothers Intermediate Government/
                           Credit Bond Index              $19,801
               Lipper Peer Average                        $17,640

              AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2002
-------------------------------------------------------------------------------
                                           ONE      THREE      FIVE      TEN
                                           YEAR     YEARS     YEARS     YEARS
                                          ------    ------    ------    ------
 Bond Fund                                 8.55%     8.33%     6.34%     6.33%
 Lehman Brothers Intermediate
    Government/Credit Bond Index(2)        9.84%     9.64%     7.48%     7.07%
 Lipper Peer Average(3)                    5.82%     6.91%     5.58%     5.84%

      GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Mortgage Backed 24.9%; U.S. Government and Agency Obligations 23.7%, Corporate Notes and Bonds 31.1%, Asset Backed 5.9%, Private Label Mortgage Backed 5.1%, Commercial Mortgage Backed 5.0%, Short-term Investments and Other Net Assets and Liabilities 4.3%.

(1) This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

(2) Lehman Brothers Intermediate Government/Credit Bond Index represents an index of the market values of high quality corporate and government debt instruments having intermediate-term maturities.

(3) The Lipper Peer Average for Short/Intermediate Investment Grade Funds represents the average annual total return of all the underlying Short/Intermediate Investment Grade Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

                   MANAGEMENT'S DISCUSSION OF 2002 PERFORMANCE
                                    BOND FUND

Investment Objective: Seeks to generate a high level of current income, consistent with the prudent limitation of investment risk, primarily through investment in a diversified portfolio of income bearing debt securities.

Management's Discussion: Fueled by inventory rebuilding, sustained consumer spending, and a red-hot housing market, the U.S. economy at first rebounded strongly from the perturbations caused by the 9/11 terrorist attacks. Adjusted for inflation, Gross Domestic Product grew at a 5.0% annual rate in the first quarter of 2002, and there was a good deal of optimism that the economy would quickly return to sustainable growth after the 2001 recession. Indeed, fiscal and monetary stimulus kept consumer spending, especially on automobiles, steady throughout 2002. However, economic growth slowed as spring turned to summer, as first corporate scandals and then the potential for a U.S. invasion of Iraq dampened investor and business confidence. As 2002 ended, the economic recovery was clearly in a "soft spot," with business investment and the labor market relatively stagnant. Also contributing to the slowdown was a rise in energy prices over the summer due to concerns over a U.S./Iraq war's possible effects on the flow of oil from the Middle East. The U.S. dollar rose against the euro and yen early in the year, as growth prospects in the euro-zone and Japan diminished, but fell later in the year as the U.S. economy lost steam. By almost every measure, 2002 was a difficult year for the global economy.

After an aggressive campaign of monetary easing in 2001, the U.S. Federal Reserve held short-term interest rates unchanged at 40-year lows through most of 2002. However, in November the Fed moved to ease by another fifty basis points as an "insurance policy" to support the economy. Rates in general fell in 2002, but more at shorter durations (2-5 years) than longer durations (10+ years). The yield of the 90-day U.S. Treasury Bill decreased from 1.72% to 1.19% during the year, and the yield on the 10-year U.S. Treasury Note declined from 5.05% to 3.81%. The benchmark Federal Funds rate stood at 1.25% at year's end. U.S. Treasury Bonds at all durations performed well in the uncertain economic and geopolitical environment as investors sought "safe havens," while investment-grade corporate bonds lagged, despite periods of good performance.

In this generally favorable environment for investment-grade bonds, the Bond Fund returned 8.55% for the twelve months ended December 31, 2002. The fund slightly lagged its representative index, but out-performed a representative index of its peer funds:

       Bond Fund                                                      8.55%

       Lehman Brothers Intermediate Government/Credit Bond Index      9.84%

       Lipper Intermediate Investment Grade Bond Fund Index           8.29%

The fund's under-performance versus the index is largely explained by the expenses charged by the fund, and by the fund's lower-than-index weighting in U.S. Treasury securities, which were the best-performing fixed-income asset class for the period.

The fund's out-performance versus its peers was driven by a number of factors. Good security selection and a conservative focus on high-quality names in problematic sectors benefited overall performance. Although the fund did have a small position in the bonds of troubled issuer WorldCom, this did not have a large impact on performance. A weighting towards intermediate-term securities also helped performance, since intermediate-term bonds slightly out-performed bonds at very short and long durations over the period.

Consensus expectations are for low levels of inflation in the near-term, and tightening by the U.S. Federal Reserve is unlikely until the U.S. economy is well along into a sustainable recovery. Further easing from the Federal Reserve is possible if the economy continues to show weakness, or if deflationary pressures appear to be building. This would keep short-term interest rates relatively steady, while intermediate- and long-term rates could remain in a trading range for some time. Considering the low inflation rate, this would be a favorable environment for the real returns of fixed-income investments, although many observers believe that the current rally in bond prices is in its later stages, and bonds have out-performed stocks for three consecutive years, an unusual phenomenon.

The fund continues to hold a diversified, high-quality, largely intermediate-term bond portfolio that is designed to weather varying economic conditions. Issuer selection remains a focus, as management carefully screens issuing companies for credit-worthiness, accounting conservatism, and ethics. Management believes that a defensive strategy is appropriate in a transitional economy and considering the level of geopolitical risk at the present time. The fund's relatively low portfolio duration should help moderate performance if interest rates fluctuate more than is currently expected.

MEMBERS Capital Advisors' Bond Portfolio Management Team - Advisor

                                HIGH INCOME FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

GRAPHIC: At this place, the share holder report shows a graphic representation of how the High Income Fund compared to several indices. Ten thousand dollars invested on October 3, 2000, would have the following value as of December 31, 2002:

                High Income Fund                        $10,658
                Lehman Brothers High Yield Bond Index   $10,161
                Lipper High Yield Bond Fund Index        $9,277

              AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2002
---------------------------------------------------------------------------------
                                                   ONE
                                                   YEAR        SINCE INCEPTION(2)
                                               ------------    ------------------
High Income Fund                                   3.06%             2.98%
Lehman Brothers High Yield Bond Index(3)          -1.41%             0.74%
Lipper High Yield Bond Fund Index(4)              -2.41%            -3.40%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Building and Construction 4.6%, Retail 4.9%, Energy 7.8%, Containers/Packaging 8.0%, Media 10.3%, Recreation 10.5%, Industrials 3.9%, Basic Materials 3.5%, Communication 3.4%, Other Sectors 32.6% and Short-term Investments and Other Net Assets and Liabilities 10.5%

(1) This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

(2)   Returns are from inception, October 31, 2000.

(3) The Lehman Brothers High Yield Bond Index represents an index of the market values of fixed-rate non-investment grade debt securities.

(4) The Lipper High Yield Bond Fund Index represents an index of 30 large mutual funds that invest in lower grade fixed-income securities in an attempt to achieve higher current yields.

                   MANAGEMENT'S DISCUSSION OF 2002 PERFORMANCE
                                HIGH INCOME FUND

Investment Objective: Seeks a high current income by investing primarily in a diversified portfolio of lower-rated, higher-yielding income bearing securities. The fund also seeks capital appreciation but only when consistent with its primary goal.

Management's Discussion: The U.S. economy entered recovery early in 2002, only to see Gross Domestic Product growth stall in the third and fourth quarters. This sluggish economic backdrop caused lingering concerns about the ability of some corporations to live up to their interest and principal payment obligations, especially among below investment-grade bond issuers. Indeed, default rates hovered around 10% for a second year in a row - a situation not seen in over ten years. As such, during the twelve months ended December 31, 2002, high-yield bond markets provided a stunning display of uncertainty reflecting continued concerns about the state of the economy, international affairs, and business scandals.

The majority of concern among investors focused on the dramatic and high-profile plunge of WorldCom into junk bond status during the second quarter of 2002. As a result of the firm's fall, the high-yield market posted significant losses in June, even as the overall high-yield market grew with the sudden inclusion of WorldCom among the ranks of "fallen angels" - companies whose bonds had fallen into junk status. Several well known names joined the ranks of the fallen angels during the period. Names like 7-Eleven, Aetna, Dynegy, GAP International, Tyco, Woolworth, and several other household names grabbed headlines as their bonds were downgraded by rating agencies to junk status.

Following several months of poor performance, the high-yield market rebounded in August and the first half of September. The rebound was led by the media, telecom, and utilities sectors. The fund's subadvisor - Massachusetts Financial Services - favored select names in the media group with the ability to generate strong free cash flow, such as broadcasting companies, which have tended to benefit from increased advertising expenditures in past economic recoveries. The fund continued to have significant underweight exposure to the telecom wireline industry as it still faces many fundamental challenges, not the least among them is significant over-capacity. The fund held neutral weights in the wireless telecom group, also favoring select names with the ability to generate strong free cash flow. Overweight exposure to the media sector hurt overall performance during the period, but was more than offset by gains in healthy exposures to defensive industries such as gaming and energy.

In spite of the very challenging environment, the High Income Fund provided substantial out-performance relative to its benchmark and peers:

                 High Income Fund                         3.06%

                 Lehman Brothers High Yield Bond Index   -1.41%

                 Lipper High Yield Bond Fund Index       -2.41%

During the period, investors strongly preferred the relative safety of U.S. Treasury, mortgage-backed and very high quality corporate bonds. This preference has led credit spreads - the difference in yield between U.S. Treasury securities and other lower quality fixed-income investment - to levels not seen since the 1990-1991 recession. For that reason, we believe high-yield bonds should enter the new year with attractive prospects relative to other sectors of the fixed-income market.

MEMBERS Capital Advisors' Bond Portfolio Management Team - Advisor Massachusetts Financial Services - Subadvisor

                                  BALANCED FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

GRAPHIC: At this place, the share holder report shows a graphic representation of how the Balanced Fund compared to several indices. Ten thousand dollars invested on January 1, 1993, would have the following value as of December 31, 2002:

               Balanced Fund                              $20,211
               S&P 500 Index                              $24,423
               Blended Synthetic Index                    $21,649
               Lehman Brothers Intermediate Government/
                      Credit Bond Index                   $19,801
               Lipper Peer Average                        $22,340
               90-Day U.S. Treasury Bill                  $15,530

                          AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------
                                            ONE            THREE            FIVE            TEN
                                           YEAR            YEARS           YEARS           YEARS
                                        ----------      -----------    ------------   ---------------
Balanced Fund                             -11.13%           -3.64%          3.04%          7.29%
S&P 500 Index(2)                          -22.10%          -14.55%         -0.59%          9.34%
Blended Synthetic Index(3)                 -6.32%           -2.26%          3.81%          8.03%
Lehman Brothers Intermediate
   Government/Credit Bond Index(4)          9.84%            9.64%          7.48%          7.07%
Lipper Peer Average(5)                    -10.17%           -3.69%          2.26%          8.37%
90-Day U.S. Treasury Bill(6)                1.70%            3.91%          4.30%          4.50%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Common Stocks 51.1%, Corporate Notes and Bonds 15.6%, Mortgage Backed 9.9%, U.S. Government and Agency Obligations 7.8%, Short-term Investment and Other Net Assets and Liabilities 5.5%, Asset Backed 4.0%, Commercial Mortgage Backed 3.2%, and Private Label Mortgage Backed 2.9%.

(1) This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

(2) The S&P 500 Index, a large company stock index, tracks the value of 500 stocks chosen for market size, liquidity and industry group representation, with each stock weighted in proportion to its market value.

(3) The Blended Synthetic Index represents the average annual total returns of a hypothetical portfolio consisting of 45% S&P 500 Index, 40% Lehman Brothers Intermediate Government/Credit Bond Index and 15% 90-Day U.S. Treasury Bill.

(4) Lehman Brothers Intermediate Government/Credit Bond Index represents an index of the market values of high quality corporate and government debt instruments having intermediate-term maturities.

(5) The Lipper Peer Average for Balanced Funds represents the average annual total return of all the underlying Balanced Funds in Lipper Analytical Services Variable Insurance Products Performance Analysis Service.

(6) 90-Day U.S. Treasury Bill represents the total return provided by successive investments over the period specified in 90-Day U.S. Treasury Bills.

                   MANAGEMENT'S DISCUSSION OF 2002 PERFORMANCE
                                  BALANCED FUND

Investment Objective: Seeks a high total return through the combination of income and capital appreciation by investing in a broadly diversified array of common stocks, bonds and money market instruments.

Management's Discussion: Fueled by inventory rebuilding, sustained consumer spending, and a red-hot housing market, the U.S. economy at first rebounded powerfully from the perturbations caused by the 9/11 terrorist attacks. Adjusted for inflation, Gross Domestic Product grew at a 5.0% annual rate in the first quarter of 2002, and there was a good deal of optimism that the economy would quickly return to sustainable growth after the 2001 recession. Indeed, fiscal and monetary stimulus kept consumer spending, especially on automobiles, strong throughout 2002. However, economic growth slowed as spring turned to summer, as first corporate scandals and then the potential for a U.S. invasion of Iraq dampened investor and business confidence. As 2002 ended, the economic recovery was clearly in a "soft spot," with business investment and the labor market essentially stagnant. Also contributing to the slowdown was a rise in energy prices over the summer due to concerns over a U.S./Iraq war's possible effects on the flow of oil from the Middle East. The U.S. dollar rose against the euro and yen early in the year, as growth prospects in the euro-zone and Japan looked relatively weak, but fell later in the year as the U.S. economy lost steam. By almost every measure, 2002 was a difficult year for the global economy.

In 2002, U.S. stock indexes posted a third consecutive year of declines for only the third time in the last 100 years. The technology-telecommunications stock bubble of the late 1990s continued to implode, driving markets downward, but "Old Economy" shares also came under heavy selling pressure first in the summer and then the fall as corporate scandals made headlines and economic growth disappointed. In equities, there was no shelter from the storm, as small- and mid-cap value stocks, which had out-performed in 2000 and 2001, were caught up in the general slide of stock prices.

After an aggressive campaign of monetary easing in 2001, the U.S. Federal Reserve held short-term interest rates unchanged at 40-year lows through most of 2002. However, in November the Fed moved to ease by another fifty basis points as an "insurance policy" to support the economy. Rates in general fell in 2002, but more at shorter durations (2-5 years) than longer durations (10+ years). The yield of the 90-day U.S. Treasury Bill decreased from 1.72% to 1.19% during the year, and the yield on the 10-year U.S. Treasury Note declined from 5.05% to 3.81%. The benchmark Federal Funds rate stood at 1.25% at year's end. U.S. Treasury Bonds at all durations performed well in the uncertain economic and geopolitical environment as investors sought "safe havens," while investment-grade corporate bonds lagged, despite periods of good performance.

The Balanced Fund returned -11.13% for the twelve months ended December 31, 2002, trailing a representative index of equity and fixed income securities, and narrowly lagging a representative index of its peers:

                      Balanced Fund                -11.13%

                      Blended Synthetic Index       -6.32%

                      Lipper Balanced Fund Index   -10.69%

Fund performance lagged the Blended Synthetic Index primarily due to its higher weighting of stocks, which significantly under-performed both bonds and money market instruments for the period.

The stocks and bonds held by the Balanced Fund are largely the same as the securities comprising the Capital Appreciation Stock, Growth and Income Stock, and Bond Funds. Please see the information provided for these funds elsewhere in the report for a more complete description of the Balanced Fund's portfolio positioning and component results versus peers.

The fund's broadly diversified mix of stock, bond, and money market investments is designed as an "all-weather" portfolio, with a goal of providing attractive returns when market and economic conditions are favorable and to defend on the downside when they are less favorable. In a time of geopolitical and economic uncertainty, its blend of "value" and "growth-at-a-reasonable-price" stocks should help performance when economic conditions improve, and its high-quality intermediate-duration bond exposure should benefit if the economy falters. Over the long term, it should be an effective "core fund" for many investors, and will continue to be managed to provide access to diverse markets in a relatively low-risk manner.

MEMBERS Capital Advisors Stock and Bond Portfolio Management Teams - Advisor

                          GROWTH AND INCOME STOCK FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

GRAPHIC: At this place, the share holder report shows a graphic representation of how the Growth and Income Stock Fund compared to several indices. Ten thousand dollars invested on January 1, 1993, would have the following value as of December 31, 2002:

                  Growth and Income Stock Fund        $23,958
                  S&P 500 Index                       $24,423
                  Lipper Large-Cap Value Fund Index   $23,072

                          AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------
                                                 ONE            THREE            FIVE            TEN
                                                 YEAR           YEARS           YEARS           YEARS
                                             ------------     -----------     ----------    --------------
Growth and Income Stock Fund                   -21.55%         -10.95%          -0.35%          9.13%
S&P 500 Index(2)                               -22.10%         -14.55%          -0.59%          9.34%
Lipper Large-Cap Value Fund Index(3)           -19.68%          -9.20%          -0.39%          8.72%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Telecommunication Services 4.9%, Energy 8.6%, Consumer Staples 9.3%, Consumer Discretionary 9.4%, Healthcare 10.5%, Industrials 11.1%, Materials 4.7%, Short-term Investments and Other Net Assets and Liabilities 3.3%, Utilities 1.7%, Financials 23.7%, Information Technology 12.8%.

(1) This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

(2) The S&P 500 Index, a large company stock index, tracks the value of 500 stocks chosen for market size, liquidity and industry group representation, with each stock weighted in proportion to its market value.

(3) Lipper Large-Cap Value Fund Index represents an index of 30 large mutual funds that invest primarily in large capitalization companies. The stocks in these funds normally have below-average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

                   MANAGEMENT'S DISCUSSION OF 2002 PERFORMANCE
                          GROWTH AND INCOME STOCK FUND

Investment Objective: Seeks long-term capital growth, with income as a secondary consideration, by investing primarily in common stocks of larger companies with established financial and market strengths and long-term records of financial performance.

Management's Discussion: Fueled by inventory rebuilding, sustained consumer spending, and a red-hot housing market, the U.S. economy at first rebounded powerfully from the perturbations caused by the 9/11 terrorist attacks. Adjusted for inflation, Gross Domestic Product grew at a 5.0% annual rate in the first quarter of 2002, and there was a good deal of optimism that the economy would quickly return to sustainable growth after the 2001 recession. Indeed, fiscal and monetary stimulus kept consumer spending, especially on automobiles, strong throughout 2002. However, economic growth slowed as spring turned to summer, as first corporate scandals and then the potential for a U.S. invasion of Iraq dampened investor and business confidence. As 2002 ended, the economic recovery was clearly in a "soft spot," with business investment and the labor market essentially stagnant. Also contributing to the slowdown was a rise in energy prices over the summer due to concerns over a U.S./Iraq war's possible effects on the flow of oil from the Middle East. The U.S. dollar rose against the euro and yen early in the year, as growth prospects in the euro-zone and Japan looked relatively weak, but fell later in the year as the U.S. economy lost steam. By almost every measure, 2002 was a difficult year for the global economy.

In 2002, U.S. stock indexes posted a third consecutive year of declines for only the third time in the last 100 years. The technology-telecommunications stock bubble of the late 1990s continued to implode, driving markets downward, but "Old Economy" shares also came under heavy selling pressure first in the summer and then the fall as corporate scandals made headlines and economic growth disappointed. In equities, there was no shelter from the storm, as small- and mid-cap value stocks, which had out-performed in 2000 and 2001, were caught up in the general slide of stock prices.

In this unfavorable environment for equity investments, the Growth and Income Stock Fund returned -21.55% for the twelve months ended December 31, 2002, slightly out-performing the S&P 500 Index of large-cap stocks, but narrowly lagging a representative index of its peer funds:

                  Growth and Income Stock Fund        -21.55%

                  S&P 500 Index                       -22.10%

                  Lipper Large-Cap Value Fund Index   -19.68%


Performance versus the S&P 500 Index was helped by a relative overweight in the financial sector, but hurt by an overweight in telecommunications services stocks, although good stock selection offset this effect to some degree. The fund trailed its large-cap value fund peers primarily because of its higher weighting in "growth-at-a-reasonable-price" stocks, which tend to under-perform in sluggish economic conditions. Performance was helped by good stock selection in the financial sector, where holdings Allstate and Countrywide Credit benefited from the refinancing and loan activity driven by declining interest rates. Stock selection was also good in the industrials sector, where defense contractors Textron and United Technologies did well as defense procurement spending is expected to increase in coming years. Management's choices in the utilities sector were a drag on overall performance, as Duke Power and Williams Companies came under selling pressure due to exposure to the energy-trading scandals that emerged during the course of the year.

The fund's diversified holdings and attention to valuation helped it to defend in a severe bear market for stocks, although absolute returns were disappointing. A resurgence in corporate capital spending in 2003 should favor the fund's information technology, telecommunications, and materials holdings, while the fund's more conservative positions should help the fund if this resurgence is slow to develop, or if geopolitical risks fail to abate. Management believes that the long-term prospects for the enterprises the fund invests in are solid, although investors may need to show patience in these challenging times.

MEMBERS Capital Advisors' Stock Portfolio Management Team - Advisor

                         CAPITAL APPRECIATION STOCK FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

GRAPHIC: At this place, the share holder report shows a graphic representation of how the Capital Appreciation Stock Fund compared to several indices. Five thousand dollars invested on January 3, 1994, would have the following value as of December 31, 2002:

               Capital Appreciation Stock Fund      $21,660
               S&P SuperComposite 1500 Index        $19,713
               Lipper Multi-Cap Core Fund Index     $19,281

                        AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------
                                               ONE          THREE        FIVE
                                               YEAR         YEARS        YEARS      SINCE INCEPTION(2)
                                            ---------    ----------    ---------    ------------------
Capital Appreciation Stock Fund              -31.41%       -13.37%      -0.32%            8.97%
S&P SuperComposite 1500 Index(3)             -21.31%       -13.20%      -0.12%            7.84%
Lipper Multi-Cap Core Fund Index(4)          -21.74%       -12.28%      -0.66%            7.57%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Telecommunication Services 4.1%, Consumer Staples 4.7%, Energy 8.6%, Industrials 11.1%, Consumer Discretionary 12.1%, Information Technology 14.8%, Materials 3.9%, Short-term Investments and Other Net Assets and Liabilities 3.8%, Utilities 1.8%, Healthcare 17.8%, and Financials 17.3%.

(1) This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

(2)   Returns are from inception, January 3, 1994.

(3) The Capital Appreciation Stock Fund commenced operations January 3, 1994. The S&P SuperComposite 1500 Index was not established until December 31, 1994. The above graph shows the performance of the S&P MidCap 400 Index for the period from fund inception to December 31, 1994, and the performance of the S&P SuperComposite 1500 Index for the period January 1, 1995 to the present.

(4) Lipper Multi-Cap Core Fund Index represents an index of 30 large mutual funds that invest in stocks of a variety of market capitalization ranges without concentrating their assets in any one market capitalization size range. The stocks in these funds normally have average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

                   MANAGEMENT'S DISCUSSION OF 2002 PERFORMANCE
                         CAPITAL APPRECIATION STOCK FUND

Investment Objective: Seeks long-term capital appreciation by investing in common stocks of companies of various sizes.

Management's Discussion: Fueled by inventory rebuilding, sustained consumer spending, and a red-hot housing market, the U.S. economy at first rebounded powerfully from the perturbations caused by the 9/11 terrorist attacks. Adjusted for inflation, Gross Domestic Product grew at a 5.0% annual rate in the first quarter of 2002, and there was a good deal of optimism that the economy would quickly return to sustainable growth after the 2001 recession. Indeed, fiscal and monetary stimulus kept consumer spending, especially on automobiles, strong throughout 2002. However, economic growth slowed as spring turned to summer, as first corporate scandals and then the potential for a U.S. invasion of Iraq dampened investor and business confidence. As 2002 ended, the economic recovery was clearly in a "soft spot," with business investment and the labor market essentially stagnant. Also contributing to the slowdown was a rise in energy prices over the summer due to concerns over a U.S./Iraq war's possible effects on the flow of oil from the Middle East. The U.S. dollar rose against the euro and yen early in the year, as growth prospects in the euro-zone and Japan looked relatively weak, but fell later in the year as the U.S. economy lost steam. By almost every measure, 2002 was a difficult year for the global economy.

In 2002, U.S. stock indexes posted a third consecutive year of declines for only the third time in the last 100 years. The technology-telecommunications stock bubble of the late 1990s continued to implode, driving markets downward, but "Old Economy" shares also came under heavy selling pressure first in the summer and then the fall as corporate scandals made headlines and economic growth disappointed. In equities, there was no shelter from the storm, as small- and mid-cap value stocks, which had out-performed in 2000 and 2001, were caught up in the general slide of stock prices.

In this unfavorable environment for equity investments, the Capital Appreciation Stock Fund returned -31.41% for the twelve months ended December 31, 2002, significantly underperforming both the broad S&P SuperComposite 1500 Index and a representative index of its peers:

                   Capital Appreciation Stock Fund    -31.41%

                   S&P SuperComposite 1500 Index      -21.31%

                   Lipper Multi-Cap Core Fund Index   -21.74%

Performance versus the S&P SuperComposite 1500 Index was negatively impacted by a relative underweight in the consumer staples sector, which out-performed the broader market in a year of slow economic growth, and further hurt by stock selection in the sector, as holding Safeway experienced operating difficulties. Fund performance was helped by an overweight in the energy sector, which benefited from generally high oil and natural gas prices. The fund's strategy of investing in some companies exhibiting strong growth but less than fully valued by the marketplace due to acquisitiveness or aggressive accounting practices has worked well over time, but caused it to under-perform during 2002 as investors punished accounting irregularities wherever they found them, sometimes regardless of the underlying value of the offending companies. In a risk-averse investing environment, the fund's performance was also hurt by its exposure to more volatile sectors such as biotechnology, where Genzyme General and Applied Biosystems saw earnings disappoint, and Elan was punished for accounting irregularities. Stock selection in the information technology sector was also a drag on performance, as relatively good performance by Autodesk was more than offset by underperformance from Peoplesoft and Sanmina. Fund performance was helped by good stock selection in the materials sector as Praxair and Rohm & Haas out-performed their industries.

Management was able to sell some of the portfolio's negatively-affected holdings before the worst of their declines, but also retained positions in stocks that it saw as too inexpensive to sell. This should help the fund to rebound as investor attitudes change for the better. In this transitional economy, however, management continues to carefully monitor portfolio holdings that remain highly-leveraged or have not yet tightened up their reporting procedures. These companies appear to be attractively valued as 2003 begins and should do well if the economy recovers according to consensus expectations, but may come under further selling pressure if growth disappoints.

Periods of short-term volatility and under-performance are to be expected in the course of pursuing superior long-term investment returns, which can only be attained by undertaking risk. Nevertheless, management is well aware that 2002 was a disappointing year for holders of the fund. Management remains confident that the investment strategies employed by the fund are fundamentally sound, and will continue to do its utmost to realize the fund's goal of providing long-term capital appreciation for investors.

MEMBERS Capital Advisors' Stock Portfolio Management Team - Advisor

                               MID-CAP STOCK FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

GRAPHIC: At this place, the share holder report shows a graphic representation of how the Mid-Cap Stock Fund compared to several indices. Nine thousand dollars invested on May 1, 1999, would have the following value as of December 31, 2002:

                   Mid-Cap Sock Fund                 $12,926
                   S&P MidCap 400 Index              $11,343
                   Lipper Mid-Cap Value Fund Index   $10,727

                    AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2002
---------------------------------------------------------------------------------------------
                                                ONE            THREE
                                                YEAR           YEARS       SINCE INCEPTION(2)
                                            -----------     ----------    -------------------
Mid-Cap Stock Fund                            -17.41%           4.37             7.24%
S&P MidCap 400 Index(3)                       -14.51%          -0.05             3.49%
Lipper Mid-Cap Value Fund Index(4)            -14.66%           0.24             1.93%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Energy 5.4%, Materials 6.5%, Utilities 6.6%, Healthcare 9.7%, Information Technology 12.0%, Consumer Discretionary 13.1%, Consumer Staples 4.6%, Short-term Investments and Other Net Assets and Liabilities 2.8%, Telecommunication services 1.0%, Financials 22.6%, and Industrials 15.7%.

(1) This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

(2)   Returns are from inception, May 1, 1999.

(3) The S&P MidCap 400 Index tracks the value of 400 domestic stocks chosen for market size, liquidity and industry group representation, with each stock weighted in proportion to its market value.

(4) Lipper Mid-Cap Value Fund Index represents an index of 30 large mutual funds that invest in middle capitalization companies. The stocks in these funds normally have below-average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

                   MANAGEMENT'S DISCUSSION OF 2002 PERFORMANCE
                               MID-CAP STOCK FUND

Investment Objective: Seeks long-term capital appreciation by investing in common stocks of midsize and small companies.

Management's Discussion: Fueled by inventory rebuilding, sustained consumer spending, and a red-hot housing market, the U.S. economy at first rebounded powerfully from the perturbations caused by the 9/11 terrorist attacks. Adjusted for inflation, Gross Domestic Product grew at a 5.0% annual rate in the first quarter of 2002, and there was a good deal of optimism that the economy would quickly return to sustainable growth after the 2001 recession. Indeed, fiscal and monetary stimulus kept consumer spending, especially on automobiles, strong throughout 2002. However, economic growth slowed as spring turned to summer, as first corporate scandals and then the potential for a U.S. invasion of Iraq dampened investor and business confidence. As 2002 ended, the economic recovery was clearly in a "soft spot," with business investment and the labor market essentially stagnant. Also contributing to the slowdown was a rise in energy prices over the summer due to concerns over a U.S/Iraq war's possible effects on the flow of oil from the Middle East. The U.S. dollar rose against the euro and yen early in the year, as growth prospects in the euro-zone and Japan looked relatively weak, but fell later in the year as the U.S. economy lost steam. By almost every measure, 2002 was a difficult year for the global economy.

In 2002, U.S. stock indexes posted a third consecutive year of declines for only the third time in the last 100 years. The technology-telecommunications stock bubble of the late 1990s continued to implode, driving markets downward, but "Old Economy" shares also came under heavy selling pressure first in the summer and then the fall as corporate scandals made headlines and economic growth disappointed. In equities, there was no shelter from the storm, as small- and mid-cap value stocks, which had out-performed in 2000 and 2001, were caught up in the general slide of stock prices.

In this unfavorable environment for equity investment, the Mid-Cap Stock Fund returned -17.41% for the twelve months ended December 31, 2002, trailing both the S&P MidCap 400 Index and a representative index of its peers:

                   Mid-Cap Stock Fund                -17.41%

                   S&P MidCap 400 Index              -14.51%

                   Lipper Mid-Cap Value Fund Index   -14.66%

Performance versus the S&P MidCap 400 Index was hurt by a relative underweight in the energy sector, but helped by an overweight in the financial sector. Stock selection in the consumer discretionary sector was a drag on performance, as holdings Adelphia Communications, Charter Communications, and Toys R Us significantly lagged their sector in 2002. Performance was aided by stock selection in the health care sector, where IDEXX Labs and PolyMedica did well, and by stock selection in the industrials sector, where Avery Dennison, Ingersoll-Rand, and Manpower posted solid returns.

The outlook for stocks in the coming year is cloudy, with geopolitical events and the uncertain pace of economic recovery likely to cause an unusually high level of volatility in equity markets. The fund's portfolio remains well-diversified and focused on the potential for long-term capital appreciation, with broad exposure to many companies and industries. Although the fund had a relatively poor year in 2002, its three-year returns show well against both a representative index of mid-cap stocks and its peers. For the three-year period ending December 31, 2002, the fund returned +4.37% on an annualized basis, versus -0.05% for the S&P MidCap 400 Index, and +0.24% for the Lipper Mid-Cap Value Fund Index.

MEMBERS Capital Advisors' Stock Portfolio Management Team - Advisor Wellington Management Company, LLP - Subadvisor

                           MULTI-CAP GROWTH STOCK FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

GRAPHIC: At this place, the share holder report shows a graphic representation of how the Multi-Cap Growth Stock Fund compared to several indices. Four thousand dollars invested on October 31, 2000, would have the following value as of December 31, 2002:

                  Multi-Cap Growth Stock Fund          $4,681
                  Russell 3000 Growth Index            $4,795
                  Lipper Large-Cap Growth Fund Index   $4,714

              AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2002
---------------------------------------------------------------------------------
                                                   ONE
                                                   YEAR        SINCE INCEPTION(2)
                                                ----------    -------------------
Multi-Cap Growth Stock Fund                      -25.21%            -29.55%
Russell 3000 Growth Index(3)                     -28.04%            -28.76%
Lipper Large-Cap Growth Fund Index(4)            -28.11%            -29.32%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Consumer Staples 3.8%, Consumer Services 5.1%, Industrials 5.4%, Financials 12.1%, Consumer Discretionary 15.4%, Information Technology 22.6%, Short-term Investments and Other Net Assets and Liabilities 3.6%, Telecommunications 3.1%, Energy 0.9%, Transportation 0.6%, Healthcare 27.4%.

(1) This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

(2)   Returns are from inception, October 31, 2000.

(3) The Russell 3000 Growth Index measures the performance of those stocks in the Russell 3000 Index (the 3,000 largest domestic stocks based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

(4) The Lipper Large-Cap Growth Fund Index represents an index of 30 large mutual funds that invest in companies with higher long-term earnings growth potential. The stocks in these funds normally have above-average price-to-earnings ratios, price-to-book ratios and three-year earnings growth rates.

                   MANAGEMENT'S DISCUSSION OF 2002 PERFORMANCE
                          MULTI-CAP GROWTH STOCK FUND*

Investment Objective: Seeks long-term capital appreciation, by investing primarily in growth companies of various capitalization sizes.

Management's Discussion: Stock markets continued to slide during the twelve months ended December 31, 2002, with growth stocks continuing to post mostly negative returns. The U.S. economy entered recovery early in 2002, only to see Gross Domestic Product growth stall in the third and fourth quarters. The pressures of tensions in Iraq, corporate scandals, and weak economies overseas were brought to bear, leading to an economic backdrop that challenged even the most stalwart of investors. The Federal Reserve Board cut interest rates in November in an effort to stimulate economic growth, bolstering previous similar efforts that proved inadequate catalysts for significant improvements.

Business investment was lackluster throughout the period. Technology spending remained low as corporate buyers struggled with profitability challenges and over-capacity built during the 1990s. By the end of the year, capacity utilization dropped to 74% - a level that suggests capital spending should remain weak until demand improves markedly.

While the industrial economy was weak throughout the period, consumers remained active, spending freely on homes and autos. This strength was driven by tax cuts, strong real disposable incomes, and cash-out mortgage refinancing, with that combination more than offsetting the downward pressure on consumer spending resulting from job losses. However, toward the end of the period, cracks began to show in consumer confidence and retail spending. The unemployment rate has remained relatively steady near 6.00%, and isn't expected to improve in the near term.

U.S. stock markets provided a third consecutive calendar year of declines for the first time since 1939-1941. The unwinding of the technology/telecommunications bubble of the late 1990s and the related valuation correction explained much of the downward move. The fund's sector allocation and stock selection were positive contributors during the period. Stock selection was particularly strong in consumer discretionary and technology sectors, particularly after the appointment of Wellington Management Company, LLP as the fund's subadvisor on May 1, 2002. Beginning in the second quarter of 2002, significant additions were made to holdings in the health care and discretionary sectors. Healthcare stocks in general, and large-cap pharmaceutical stocks in particular, fell under intense selling pressure during the period, making them appear to be compelling values.

During this very challenging period, the fund outperformed its benchmark and peers:

                  Multi-Cap Growth Stock Fund          -25.21%

                  Russell 3000 Growth Index            -28.04%

                  Lipper Large-Cap Growth Fund Index   -28.11%

Looking forward, it is difficult to identify a catalyst for significant economic growth that would quickly ignite capital spending among governments or corporations. This would be a continuation of conditions that have been present since the late 1990s, and that are not favorable to growth stocks that are sensitive to capital spending cycles. However, low interest rates, remarkably resilient consumers, and normal cyclical forces should combine to support an improving economic backdrop. As such, it should be reasonable to expect modest-but-sustained economic growth and slow recovery among growth stock prices in this environment.

MEMBERS Capital Advisors' Stock Portfolio Management Team - Advisor Wellington Management Company, LLP - Subadvisor

*Effective May 1, 2002, the Board of Trustees approved changes to the name and subadvisor of the Ultra Series Emerging Growth Fund. The new name is Ultra Series Multi-Cap Growth Stock Fund. MEMBERS Capital Advisors entered into a subadvisor agreement with Wellington Management Company, LLP for the management of this fund's investments.

                             GLOBAL SECURITIES FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

GRAPHIC: At this place, the share holder report shows a graphic representation of how the Global Securities Fund compared to several indices. Six thousand dollars invested on October 31, 2000, would have the following value as of December 31, 2002:

                       Global Securities Fund     $7,012
                       MSCI World Index           $6,716
                       Lipper Global Fund Index   $6,646

                  AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2002
------------------------------------------------------------------------------------------
                                                            ONE
                                                            YEAR        SINCE INCEPTION(2)
                                                        ------------   -------------------
Global Securities Fund                                    -21.77%           -15.11%
MSCI World Index(3)                                       -19.54%           -16.78%
Lipper Global Fund Index(4)                               -18.65%           -17.18%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Oil & Gas 5.8%, Computer Software/Services 6.4%, Financial Services 6.6%, Telecommunications 8.7%, Drugs & Healthcare 9.8%, Short-term Investments and Other Net Assets and Liabilities 5.7%, Banks 5.6%, Electronics 4.9%, Medical Products/Supplies 4.4%, Cosmetics & Toiletries 4.3%, and Other Sectors 37.8.

(1) This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

(2)   Returns are from inception, October 31, 2000.

(3) The MSCI World Index, calculated by Morgan Stanley Capital International, tracks stocks traded in both developed and emerging markets.

(4) The Lipper Global Fund Index represents an index of 30 large mutual funds that invest at least 25% of their portfolios in securities traded outside of the United States.

                   MANAGEMENT'S DISCUSSION OF 2002 PERFORMANCE
                             GLOBAL SECURITIES FUND

Investment Objective: Seeks capital appreciation by investing mainly in foreign equity securities and equity securities of U.S. companies believed to offer a high potential for earnings growth.

Management's Discussion: Global stock markets continued to slide during the twelve months ended December 31, 2002, with growth stocks continuing to post mostly negative returns. Concerns about the global economy and earnings shortfalls from a broad array of companies drove down stocks at home and overseas during most of 2002. Stocks rallied in early August as the economic outlook seemed to brighten for the U.S. and Europe. But, those hopes faded in September as additional signs of economic weakness emerged. Throughout the period, corporate scandals and an increasing likelihood of war with Iraq added to global uncertainty. The sell-off during most of the period was very broad-based, with nearly all sectors declining. Economically defensive groups such as consumer staples and healthcare did hold up somewhat better than the overall index, while the technology and financial sectors were particularly hard-hit. Interest rates remained low during the period. In November, the Federal Reserve Board cut short-term rates again in an effort to stimulate economic growth.

During the period, information technology companies helped the fund's overall performance, given the sector's over-weighting and favorable stock selection. Top performing holdings included Cadence Design, QUALCOMM and National Semiconductor. The fund's subadvisor - Oppenheimer Funds, Inc. - recast the portfolio to some extent during the fall. Some of the defensive names that held up well in during recent bear markets, including drug and consumer staples, were trimmed and replaced with more aggressive telecomm names. The recent declines in cell phone rates appear to have stabilized, and positions have been renewed in Vodafone, QUALCOMM and Ericsson.

The fund's growth focus, plus its lack of index orientation, hurt performance in 2002. Markets have been very volatile, with intense selling of smaller non-index names and preferences for larger index-represented names. The fund under-performed its benchmark and peer group:

                       Global Securities Fund     -21.77%

                       MSCI World Index           -19.54%

                       Lipper Global Fund Index   -18.65%

The fund's subadvisor remains committed to its long-term strategy, which is centered around four themes: 1) defensive consumer stocks issued by companies located primarily in Europe where they might benefit from the weak euro, 2) new technologies focused on niches including video game software, electronic design automation, the digital living room, 3) over-weights in healthcare focused on small pharmaceuticals and biotechnology, and 4) selected restructuring stories in financials and energy. This diversified forward-looking approach should serve investors well.

MEMBERS Capital Advisors' Stock Portfolio Management Team - Advisor Oppenheimer Funds, Inc. - Subadvisor

                            INTERNATIONAL STOCK FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

GRAPHIC: At this place, the share holder report shows a graphic representation of how the International Stock Fund compared to several indices. Six thousand dollars invested on October 31, 2000, would have the following value as of December 31, 2002:

                    International Stock Fund          $7,314
                    MSCI EAFE Index                   $6,638
                    Lipper International Fund Index   $6,910

              AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2002
-----------------------------------------------------------------------------------
                                                   ONE
                                                   YEAR        SINCE INCEPTION(2)
                                               -----------     --------------------
International Stock Fund                          -7.98%            -13.44%
MSCI EAFE Index(3)                               -15.66%            -17.23%
Lipper International Fund Index(4)               -13.83%            -15.68%

GRAPHIC: At this place, the shareholder report contains a pie chart showing a portfolio mix of Telecommunications 6.6%, Food & Beverages 7.1%, Communication Services 7.2%, Drugs & Healthcare 7.6%, Oil & Gas 9.8%, Banks 14.4%, Short-term Investments and Other Net Assets and Liabilities 5.3%, Financial Services 5.3%, Retail 5.3%, Mining 3.7%, Electronics 3.1%, and Other Sectors 24.6%.

(1) This chart compares a $10,000 investment made in the Fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the Fund, as described in the prospectus. All dividends and capital gains are reinvested. Further information relating to the Fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

(2)   Returns are from inception, October 31, 2000.

(3) The Europe, Australasia and Far East Index, calculated by Morgan Stanley Capital International (MSCI EAFE Index), tracks approximately 1000 large capitalization stocks traded in developed, non-U.S. markets.

(4) The Lipper International Fund Index represents an index of 30 large mutual funds that invest in securities traded primarily in markets outside of the United States.

                   MANAGEMENT'S DISCUSSION OF 2002 PERFORMANCE
                            INTERNATIONAL STOCK FUND

Investment Objective: Seeks long-term capital appreciation by investing primarily in foreign equity securities.

Management's Discussion: Global stock markets continued to slide during the twelve months ended December 31, 2002, with growth stocks continuing to post mostly negative returns. Concerns about the global economy and a steady drumbeat of earnings shortfalls from a broad array of companies drove international stocks down during most of 2002, making it one of history's most difficult times for international investors. Stocks rallied in early August as the economic outlook seemed to brighten for the U.S. and Europe. But, those hopes faded in September as additional signs of economic weakness emerged, particularly in Germany where industrial production and business confidence both were below expectations. Throughout the period, there was an increasing likelihood of war with Iraq, adding to global uncertainty. The sell-off during most of the period was very broad-based, with nearly all sectors declining, and value stocks uncharacteristically lagging growth stocks. However, economically defensive groups such as consumer staples and healthcare did hold up somewhat better than the overall index, while the technology and financial sectors were particularly hard-hit.

The fund was clearly impacted by the market turbulence, but did outperform the MSCI EAFE Index due to its defensive positioning and strong stock selection in a variety of sectors. The portfolio's significant allocation to the consumer staples sector added value during the period. High quality technology stocks outperformed even as the overall sector was punished. Nokia contributed by continuing to gain market share in cellular handsets while making inroads into the cellular infrastructure. The fund's small-cap segment performed ahead of its benchmark during the period. While stock selection added value, the fund was negatively impacted by its overweight position in the Netherlands and its underweight position in Japan which proved to be more resilient than other markets. While the underweight position in technology shares continued to help small-cap performance, the fund was hurt by its over-weighting in the cyclical commercial services sector.

Also during the period, investor enthusiasm regarding emerging market stocks turned into worries over the sustainability of global economic growth. By region, Latin American shares under-performed, hurt by presidential election results in Brazil, which produced a first-round victory for Workers' Party leader Luis Inacio Lula da Silva. Almost every Asian emerging market suffered from significant profit taking near the end of the period after having outperformed the other two regions for most of the past year. Eastern European stocks performed better than their regional counterparts, but the majority of markets still witnessed declines by the period's end.

The International Stock Fund substantially outperformed its benchmark and peers during the period:

                International Stock Fund                 -7.98%

                MSCI EAFE Index                         -15.66%

                Lipper International Stock Fund Index   -13.83%

Going forward, the subadvisor plans to continue focusing on the valuation and sustainable growth prospects of individual companies, and not be swayed by market volatility driven by the ever-changing outlook on the overall economy. Its intent is to continue to take advantage of the market's volatility in order to buy high quality industry leaders at reduced valuations. The current negative market sentiment is in stark contrast to the euphoria of the late 1990s. Like a pendulum, irrational exuberance may have swung to irrational despair. The profitability of some of the fund's holdings may be hurt in the short term by the economic cycle. Still, we believe these companies will continue to generate strong returns on capital, leading to positive performances over the long term.

MEMBERS Capital Advisors' Stock Portfolio Management Team - Advisor Lazard Asset Management - Subadvisor

                                MONEY MARKET FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2002

                                                          % NET           COUPON     MATURITY         PAR               VALUE
                                                         ASSETS            RATE        DATE          AMOUNT            (NOTE 2)
                                                         ------            ----        ----          ------            --------
CORPORATE NOTES AND BONDS                                 18.7%
   American Express Credit Corp. (G)                                      1.400%      01/21/03     $2,000,000         $1,999,963
   Bank of America Corp.                                                  6.500       08/15/03      4,000,000          4,109,384
   Caterpillar Financial Services Corp. (G)                               1.866       02/04/03      5,000,000          5,003,078
   E.I. du Pont de Nemours and Co.                                        6.000       03/06/03        750,000            754,487
   Heller Financial, Inc.                                                 6.400       01/15/03      6,000,000          6,008,505
   Household Finance Corp.                                                6.875       03/01/03      1,500,000          1,508,926
   Merrill Lynch & Co., Inc.                                              5.640       01/27/03      1,500,000          1,503,434
   Merrill Lynch & Co., Inc.                                              6.130       04/07/03        500,000            505,645
   Merrill Lynch & Co., Inc.                                              7.850       05/30/03        905,000            927,158
   Morgan Stanley Dean Witter & Co.                                       7.125       01/15/03      1,450,000          1,452,650
   Morgan Stanley Dean Witter & Co.                                       6.875       03/01/03      1,320,000          1,329,396
   Wal-Mart Stores, Inc.                                                  4.625       04/15/03      4,000,000          4,026,080
   Wells Fargo Bank NA (G)                                                1.365       01/14/03      4,000,000          4,000,024
                                                                                                                    ------------
TOTAL CORPORATE NOTES AND BONDS
(COST: $33,128,730)                                                                                                   33,128,730
                                                                                                                    ------------

COMMERCIAL PAPER (A)                                      47.0%
   American Express Credit Corp.                                          1.320       01/06/03      5,000,000          4,999,083
   BellSouth Corp.                                                        1.290       01/21/03      7,000,000          6,994,983
   Corporate Receivables Corp.                                            1.320       02/04/03      5,000,000          4,993,767
   FCAR Owner Trust Series I                                              1.330       01/16/03      6,000,000          5,996,675
   General Electric Capital Corp.                                         1.340       01/15/03      1,000,000            999,479
   Goldman Sachs Group, Inc.                                              1.770       01/02/03      5,000,000          4,999,754
   Greyhawk Funding LLC                                                   1.320       01/09/03      5,000,000          4,998,533
   Greyhawk Funding LLC                                                   1.320       03/03/03      2,000,000          1,995,527
   International Business Machines Corp.                                  1.280       05/07/03      2,000,000          1,991,040
   Kimberly-Clark Corp.                                                   1.260       01/14/03      4,000,000          3,998,180
   McGraw-Hill Cos., Inc.                                                 1.310       06/18/03      2,500,000          2,484,717
   MDU Resources Group, Inc.                                              1.400       01/09/03      4,000,000          3,998,756
   Merrill Lynch & Co., Inc.                                              1.740       01/02/03      4,000,000          3,999,807
   Nestle Capital Corp.                                                   1.310       07/02/03      5,000,000          4,966,886
   Pfizer, Inc.                                                           1.280       02/12/03      5,000,000          4,992,533
   Province De Quebec                                                     1.300       01/31/03      5,000,000          4,994,583
   Province De Quebec                                                     1.270       06/10/03      2,000,000          1,988,711
   Thames Asset Global Securitization No. 1, Inc.                         1.380       01/23/03      7,000,000          6,994,097
   Three River Funding Corp.                                              1.360       01/10/03      7,000,000          6,997,620
                                                                                                                    ------------
TOTAL COMMERCIAL PAPER
(COST: $83,384,731)                                                                                                   83,384,731
                                                                                                                    ------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A)                25.8%
   Federal Home Loan Bank                                                 5.000       02/28/03      5,000,000          5,027,000
   Federal Home Loan Mortgage Corp. (G)                                   1.595       01/08/03      4,000,000          3,998,637
   Federal Home Loan Mortgage Corp.                                       1.270       01/28/03      7,328,000          7,321,020
   Federal Home Loan Mortgage Corp.                                       1.280       02/11/03      8,000,000          7,988,338
   Federal National Mortgage Association                                  1.270       02/18/03      6,500,000          6,488,993
   Federal National Mortgage Association                                  1.270       04/15/03      5,000,000          4,981,656
   Federal National Mortgage Association                                  4.625       05/15/03      5,000,000          5,060,380
   Student Loan Marketing Association (G)                                 1.237       01/02/03      5,000,000          5,000,000
                                                                                                                    ------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(COST: $45,866,024)                                                                                                   45,866,024
                                                                                                                    ------------
INVESTMENT COMPANY                                         7.7%                                      SHARES
   One Group Institutional Prime Money Market Fund                                                  6,506,024          6,506,024
   SSgA Prime Money Market Fund                                                                     7,121,812          7,121,812
                                                                                                                    ------------
TOTAL INVESTMENT COMPANY
(COST: $13,627,836)                                                                                                   13,627,836
                                                                                                                    ------------
TOTAL INVESTMENTS                                         99.2%                                                      176,007,321
(COST: $176,007,321**)
NET OTHER ASSETS AND LIABILITIES                           0.8%                                                        1,435,578
                                                       -------                                                      ------------
TOTAL NET ASSETS                                         100.0%                                                     $177,442,899
                                                       =======                                                      ============

**    Aggregate cost for Federal tax purposes.

(A)   Rate noted represents annualized yield at time of purchase.

(G)   Floating rate note.

See accompanying notes to financial statements.

                                    BOND FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2002

                                                                         % NET     COUPON   MATURITY           PAR          VALUE
                                                                        ASSETS      RATE      DATE           AMOUNT       (NOTE 2)
                                                                        ------      ----      ----           ------       --------
ASSET BACKED:                                                            5.9%
   ABSC Long Beach Home Equity Trust, Series 2000-LB1, Class AF5                   8.050%    09/21/30      $5,600,000    $6,212,252
   Conseco Finance Securitizations Corp., Series 2001-1, Class M1                  7.535     07/01/32       5,500,000     4,675,000
   Conseco Finance Securitizations Corp., Series 2001-4, Class A3                  6.090     09/01/33       3,500,000     3,559,852
   Green Tree Home Equity Loan Trust, Series 1999-A, Class B1                      8.970     11/15/27       5,300,000     5,500,039
   Long Beach Mortgage Loan Trust, Series 2002-1, Class M3                         3.920     05/25/32       8,000,000     7,692,696
   Oakwood Mortgage Investors, Inc., Series 1999-C, Class M2                       8.750     08/15/27       6,400,000     4,800,000
                                                                                                                        -----------
TOTAL ASSET BACKED
(COST: $33,768,321)                                                                                                      32,439,839
                                                                                                                        -----------

COMMERCIAL MORTGAGE BACKED:                                              5.0%
   Bear Stearns Commercial Mortgage Securities, Inc.,
      Series 2001-TOP2, Class A2                                                   6.480     02/15/35       4,300,000     4,879,748
   Duke Weeks Industrial Trust, Series 2000-DW1, Class A2  (C)                     7.151     10/15/10       3,000,000     3,481,628
   Morgan Stanley Capital I, Inc., Series 1999-CAM1, Class A3                      6.920     03/15/32       4,000,000     4,491,983
   Morgan Stanley Dean Witter Capital, Series 2000-LIF2, Class A2                  7.200     10/15/33       3,900,000     4,562,228
   Morgan Stanley Dean Witter Capital, Series 2000-LIFE, Class A2                  7.570     12/15/09       8,500,000    10,053,602
                                                                                                                        -----------
TOTAL COMMERCIAL MORTGAGE BACKED
(COST: $25,774,667)                                                                                                      27,469,189
                                                                                                                        -----------

PRIVATE LABEL MORTGAGE BACKED:                                           5.1%
   Bank of America Funding Corp., Series 2002-1, Class A2                          7.000     04/20/32       4,996,628     5,098,811
   Bank of America Mortgage Securities, Inc., Series 2002-9, Class 3A2             6.000     10/25/17       7,613,607     7,836,935
   Countrywide Alternative Loan Trust, Series 2002-5, Class A10                    6.750     06/25/32       6,100,000     6,452,866
   Residential Asset Securitization Trust, Series 2002-A1, Class A2                5.350     09/25/26       4,000,000     4,142,752
   Washington Mutual, Series 2002-AR4, Class A5                                    5.569     04/26/32       4,693,251     4,693,272
                                                                                                                        -----------
TOTAL PRIVATE LABEL MORTGAGE BACKED
(COST: $27,885,484)                                                                                                      28,224,636
                                                                                                                        -----------

CORPORATE NOTES AND BONDS:                                              31.1%

CABLE                                                                    1.5%
   Comcast Corp.                                                                   8.375     05/01/07       2,500,000     2,804,907
   Cox Communications, Inc.                                                        6.875     06/15/05       2,500,000     2,694,280
   TCI Communications, Inc.                                                        8.650     09/15/04       2,500,000     2,684,113
                                                                                                                        -----------
                                                                                                                          8,183,300
                                                                                                                        -----------

CAPITAL GOODS                                                            0.5%
   United Technologies Corp.                                                       6.625     11/15/04       2,500,000     2,705,388
                                                                                                                        -----------

CONSUMER STAPLES                                                         1.0%
   Coca Cola Enterprises, Inc.                                                     4.375     09/15/09       1,250,000     1,287,680
   Delhaize America, Inc.                                                          7.375     04/15/06       2,000,000     1,955,034
   Safeway, Inc.                                                                   6.850     09/15/04       2,000,000     2,130,440
                                                                                                                        -----------
                                                                                                                          5,373,154
                                                                                                                        -----------

ENERGY                                                                   3.9%
   Burlington Resources Finance Co.                                                5.700     03/01/07       2,000,000     2,154,162
   Conoco, Inc.                                                                    5.900     04/15/04       3,000,000     3,140,382
   ConocoPhillips (C)                                                              5.900     10/15/32       2,000,000     1,988,644
   Occidental Petroleum Corp.                                                      5.875     01/15/07       2,500,000     2,702,718
   Phillips Petroleum Co.                                                          8.500     05/25/05       2,500,000     2,842,797
   Sunoco, Inc.                                                                    7.125     03/15/04       2,000,000     2,077,970
   Texaco Capital, Inc.                                                            5.700     12/01/08       3,000,000     3,170,214
   Valero Energy Corp.                                                             8.750     06/15/30       2,935,000     3,370,463
                                                                                                                        -----------
                                                                                                                         21,447,350
                                                                                                                        -----------

                                    BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                December 31, 2002

                                                   % NET           COUPON          MATURITY               PAR              VALUE
                                                  ASSETS            RATE             DATE               AMOUNT           (NOTE 2)
                                                  ------            ----             ----               ------           --------
FINANCE                                            7.8%
   AARP (C)                                                        7.500%           05/01/31          $2,500,000        $2,953,532
   AIG SunAmerica Global Financing XII (C)                         5.300            05/30/07           2,700,000         2,910,144
   American General Finance Corp.                                  5.750            03/15/07           2,500,000         2,697,130
   Bank America Corp.                                              6.625            10/15/07           3,000,000         3,405,798
   Bear Stearns Cos., Inc.                                         7.800            08/15/07           2,000,000         2,340,742
   CIT Group, Inc.                                                 5.570            12/08/03             500,000           508,481
   Countrywide Home Loans, Inc.                                    5.250            06/15/04           1,750,000         1,820,110
   Countrywide Home Loans, Inc.                                    6.840            10/22/04           1,000,000         1,074,639
   General Electric Global Insurance Corp.                         7.000            02/15/26           3,750,000         3,915,371
   Goldman Sachs Group, Inc.                                       5.700            09/01/12           2,750,000         2,860,124
   Household Finance Corp.                                         6.500            11/15/08           4,250,000         4,569,655
   MBNA America Bank N.A.                                          6.875            07/15/04           3,000,000         3,120,663
   Merrill Lynch & Co., Inc.                                       7.375            05/15/06           3,000,000         3,379,149
   U.S. Bank N.A.                                                  6.300            02/04/14           2,000,000         2,250,618
   Wachovia Corp.                                                  4.950            11/01/06           2,750,000         2,934,434
   Washington Mutual Finance                                       6.250            05/15/06           2,500,000         2,708,593
                                                                                                                       -----------
                                                                                                                        43,449,183
                                                                                                                       -----------

HEALTHCARE                                         0.5%
   HCA, Inc.                                                       6.870            09/15/03           2,750,000         2,808,454
                                                                                                                       -----------

INDUSTRIALS                                        5.9%
   Bombardier Capital, Inc. (C)                                    6.125            06/29/06           2,290,000         2,072,361
   Caterpillar Financial Services Corp.                            7.590            12/10/03           2,400,000         2,531,038
   DaimlerChrysler NA Holding Corp.                                6.400            05/15/06           4,000,000         4,311,836
   Ford Motor Credit Co.                                           3.714            10/25/04           2,000,000         1,919,174
   Ford Motor Credit Co.                                           7.600            08/01/05           2,400,000         2,450,508
   General Motors Acceptance Corp.                                 6.125            08/28/07           2,250,000         2,276,705
   General Motors Acceptance Corp.                                 6.875            09/15/11           2,500,000         2,493,150
   International Paper Co.                                         8.125            07/08/05           2,700,000         3,022,102
   International Paper Co.                                         7.875            08/01/06             800,000           914,326
   Lockheed Martin Corp.                                           7.250            05/15/06           2,400,000         2,702,906
   Raytheon Co.                                                    4.500            11/15/07           2,000,000         2,032,182
   Waste Management, Inc.                                          7.000            10/01/04           2,900,000         3,036,056
   Weyerhaeuser Co.                                                6.875            12/15/33           3,000,000         3,013,290
                                                                                                                       -----------
                                                                                                                        32,775,634
                                                                                                                       -----------

PIPELINE                                           0.8%
   ENSERCH Corp.                                                   6.375            02/01/04           2,000,000         1,938,360
   Kinder Morgan, Inc.                                             6.650            03/01/05           2,500,000         2,656,465
                                                                                                                       -----------
                                                                                                                         4,594,825
                                                                                                                       -----------

REITS                                              0.7%
   Avalonbay Communities, Inc.                                     6.580            02/15/04           1,000,000         1,048,651
   EOP Operating LP                                                6.500            06/15/04           2,750,000         2,866,660
                                                                                                                       -----------
                                                                                                                         3,915,311
                                                                                                                       -----------

TELECOMMUNICATIONS                                 3.2%
   AT&T Wireless Services, Inc.                                    8.750            03/01/31           3,000,000         2,940,000
   Bellsouth Capital Funding Corp.                                 7.875            02/15/30           3,000,000         3,683,802
   SBC Communications, Inc.                                        5.875            08/15/12           3,750,000         4,049,393
   Sprint Capital Corp.                                            7.125            01/30/06             775,000           767,250
   Telephone & Data Systems, Inc.                                  7.000            08/01/06           2,000,000         2,180,040
   Verizon Wireless Capital LLC                                    5.375            12/15/06           2,500,000         2,611,715
   Vodafone Group PLC (D)                                          6.250            11/30/32           1,540,000         1,538,224
                                                                                                                       -----------
                                                                                                                        17,770,424
                                                                                                                       -----------

                                   BOND FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 2002

                                                   % NET           COUPON            MATURITY             PAR              VALUE
                                                  ASSETS            RATE               DATE             AMOUNT           (NOTE 2)
                                                  ------            ----               ----             ------           --------
TRANSPORTATION                                     1.7%
   Burlington Northern Santa Fe Corp.                              6.375%           12/15/05          $3,400,000        $3,769,876
   Norfolk Southern Corp.                                          7.250            02/15/31           2,650,000         3,080,455
   Southwest Airlines Co.                                          8.750            10/15/03           2,000,000         2,093,238
   Southwest Airlines Co., Series A3                               8.700            07/01/11              15,457            16,573
   Union Pacific Railroad                                          6.540            07/01/15             342,726           368,674
                                                                                                                       -----------
                                                                                                                         9,328,816
                                                                                                                       -----------

UTILITIES                                          3.6%
   DTE Energy Co.                                                  6.450            06/01/06           2,750,000         2,959,148
   Energy East Corp.                                               8.050            11/15/10           2,000,000         2,334,940
   FirstEnergy Corp., Series A                                     5.500            11/15/06           2,000,000         2,011,294
   Niagara Mohawk Power Corp., Series F                            7.625            10/01/05           2,532,928         2,806,512
   Progress Energy, Inc.                                           7.750            03/01/31           2,400,000         2,727,674
   Virginia Electric & Power Co., Series A                         5.750            03/31/06           3,400,000         3,652,447
   Wisconsin Electric Power Co.                                    6.500            06/01/28           3,000,000         3,198,168
                                                                                                                       -----------
                                                                                                                        19,690,183
                                                                                                                       -----------
TOTAL CORPORATE NOTES AND BONDS
(COST: $163,698,735)                                                                                                   172,042,022
                                                                                                                       -----------

MORTGAGE BACKED:                                  24.9%

FEDERAL HOME LOAN MORTGAGE CORP.                   7.1%
   Series 1974 Class ZA                                            7.000            07/15/27           7,297,289         8,023,640
   Series 2470 Class BA                                            6.000            02/15/30           7,000,000         7,404,991
   Pool # C01005                                                   8.000            06/01/30           1,530,641         1,641,474
   Series 2351 Class PX                                            6.500            07/15/30           4,500,000         4,790,860
   Pool # C48129                                                   7.000            03/01/31           4,296,866         4,516,252
   Pool # C65648                                                   6.500            03/01/32           6,595,440         6,873,186
   Pool # C70558                                                   6.000            09/01/32           5,888,032         6,096,901
                                                                                                                       -----------
                                                                                                                        39,347,304
                                                                                                                       -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION             14.2%
   Pool # 383475                                                   6.100            04/01/11           4,652,610         5,176,912
   Pool # 582558                                                   6.000            05/01/16           1,950,039         2,041,330
   Pool # 657335                                                   5.500            09/01/17           4,890,465         5,077,569
   Pool # 253847                                                   6.000            05/01/21           4,869,689         5,074,909
   Pool # 254587                                                   5.500            12/01/22           9,999,000        10,321,840
   Series 2001-72 Class NC                                         6.000            02/25/25          10,000,000        10,446,971
   Series 1998-63 Class PG                                         6.000            03/25/27          11,000,000        11,542,819
   Pool # 607515                                                   7.000            11/01/31           3,233,553         3,401,193
   Pool # 611619                                                   6.000            02/01/32           5,060,876         5,239,061
   Pool # 631377                                                   6.500            03/01/32           2,096,395         2,183,764
   Pool # 644591                                                   7.000            05/01/32           4,760,879         5,007,701
   TBA                                                             5.500            12/31/32          12,750,000        13,001,022
                                                                                                                       -----------
                                                                                                                        78,515,091
                                                                                                                       -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION           3.6%
   Pool # 2995                                                     8.000            10/20/15             551,013           593,719
   Pool # 2714                                                     6.500            02/20/29           2,864,115         2,990,116
   Pool # 2921                                                     7.500            05/20/30           2,430,578         2,590,074
   Pool # 3068                                                     6.500            04/20/31           4,242,402         4,426,557
   Series 2002-50 Class PE                                         6.000            07/20/32           9,000,000         9,457,537
                                                                                                                       -----------
                                                                                                                        20,058,003
                                                                                                                       -----------
TOTAL MORTGAGE BACKED
(COST: $132,246,240)                                                                                                   137,920,398
                                                                                                                       -----------

                                   BOND FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 2002

                                                  % NET            COUPON            MATURITY             PAR              VALUE
                                                 ASSETS             RATE               DATE             AMOUNT           (NOTE 2)
                                                 ------             ----               ----             ------           --------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS:           23.7%

FEDERAL FARM CREDIT BANK                           1.8%
                                                                   6.125%           12/29/15          $4,500,000        $5,165,816
                                                                   5.875            10/03/16           4,000,000         4,478,980
                                                                                                                       -----------
                                                                                                                         9,644,796
                                                                                                                       -----------

FEDERAL HOME LOAN MORTGAGE CORP.                   4.9%
                                                                   6.875            01/15/05           5,850,000         6,437,439
                                                                   4.250            10/03/05           3,200,000         3,256,384
                                                                   4.700            12/06/05           1,500,000         1,517,559
                                                                   5.500            07/15/06          10,000,000        10,992,640
                                                                   5.375            08/16/06           2,400,000         2,535,557
                                                                   5.750            04/29/09           2,500,000         2,606,940
                                                                                                                       -----------
                                                                                                                        27,346,519
                                                                                                                       -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION              5.6%
                                                                   4.625            06/04/06           3,000,000         3,035,556
                                                                   5.000            01/20/07           5,750,000         5,975,210
                                                                   5.250            03/22/07           8,000,000         8,376,240
                                                                   6.400            05/14/09           7,650,000         8,064,997
                                                                   6.250            07/19/11           3,000,000         3,171,318
                                                                   5.250            08/01/12           2,400,000         2,506,068
                                                                                                                       -----------
                                                                                                                        31,129,389
                                                                                                                       -----------

U.S. TREASURY BONDS                                1.8%
                                                                  11.125            08/15/03           5,000,000         5,303,710
                                                                   6.250            05/15/30           4,000,000         4,786,720
                                                                                                                       -----------
                                                                                                                        10,090,430
                                                                                                                       -----------

U.S. TREASURY NOTES                                9.6%
                                                                   6.500            08/15/05           8,645,000         9,669,571
                                                                   4.625            05/15/06          12,700,000        13,697,153
                                                                   3.500            11/15/06           7,000,000         7,284,375
                                                                   4.750            11/15/08           7,800,000         8,514,184
                                                                   4.875            02/15/12          13,000,000        14,116,674
                                                                                                                       -----------
                                                                                                                        53,281,957
                                                                                                                       -----------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(COST: $125,812,890)                                                                                                   131,493,091
                                                                                                                       -----------

COMMERCIAL PAPER (A):                              2.3%
   General Electric Capital Corp.                                  1.340            01/14/03          12,800,000        12,793,806
                                                                                                                       -----------

TOTAL COMMERCIAL PAPER
(COST: $12,793,806)                                                                                                     12,793,806
                                                                                                                       -----------

                                                                                                        SHARES
                                                                                                        ------
INVESTMENT COMPANY:                                3.5%
   SSgA Prime Money Market Fund                                                                       19,398,596        19,398,596
                                                                                                                       -----------

TOTAL INVESTMENT COMPANY
(COST: $19,398,596)                                                                                                     19,398,596
                                                                                                                       -----------

                                    BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                December 31, 2002

                                                                      % NET                             VALUE
                                                                     ASSETS                            (NOTE 2)
                                                                     ------                            --------
TOTAL INVESTMENTS                                                    101.5%                          $561,781,577
(COST: $541,378,739**)
NET OTHER ASSETS AND LIABILITIES                                      (1.5)%                          (8,287,987)
                                                                    ------                           ------------
TOTAL NET ASSETS                                                     100.0%                          $553,493,590
                                                                    ======                           ============

** At December 31, 2002, the cost of securities for federal tax purposes was $541,365,616.

(A)   Rate noted represents annualized yield at time of purchase.

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds issued by foreign entities, denominated in U.S. dollars. The aggregate value of these securities is 0.28% of net assets.

PLC     Public Limited Company.
TBA     To Be Announced - security purchased on a delayed delivery basis.

See accompanying notes to financial statements.

                                HIGH INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2002

                                                          % NET            COUPON         MATURITY        PAR          VALUE
                                                         ASSETS             RATE            DATE         AMOUNT       (NOTE 2)
                                                         ------             ----            ----         ------       --------
ASSET BACKED:                                             0.1%

INDUSTRIALS                                               0.1%
   Continental Airlines, Inc., Series 991A, Class B                         6.545%          08/02/20      $35,874       $31,130
                                                                                                                    -----------
TOTAL ASSET BACKED
(COST: $32,131)                                                                                                          31,130
                                                                                                                    -----------

COMMERCIAL MORTGAGE BACKED:                               0.8%
   Commercial Mortgage Acceptance Corp., Series
     1998-C2, Class F (C)                                                   5.440           09/15/30      100,000        81,259
   Morgan Stanley Capital I, Series 1999-FNV1,
     Class G                                                                6.120           03/15/31      125,000       112,451
                                                                                                                    -----------
TOTAL COMMERCIAL MORTGAGE BACKED
(COST: $177,441)                                                                                                        193,710
                                                                                                                    -----------

CORPORATE NOTES AND BONDS:                               89.5%

AEROSPACE/DEFENSE                                         0.8%
   Alliant Techsystems, Inc.                                                8.500           05/15/11       65,000        70,200
   K & F Industries, Inc., Series B                                         9.250           10/15/07       90,000        93,150
   K & F Industries, Inc. (C)                                               9.625           12/15/10       40,000        40,700
                                                                                                                    -----------
                                                                                                                        204,050
                                                                                                                    -----------

BASIC MATERIALS                                           3.5%
   Abitibi-Consolidated, Inc.                                               8.550           08/01/10       65,000        72,141
   Abitibi-Consolidated, Inc.                                               8.850           08/01/30       29,000        31,186
   Buckeye Technologies, Inc.                                               9.250           09/15/08       50,000        43,000
   Buckeye Technologies, Inc.                                               8.000           10/15/10      125,000       100,937
   Dresser, Inc.                                                            9.375           04/15/11      135,000       135,675
   FiberMark, Inc.                                                         10.750           04/15/11      105,000       106,050
   Foamex L.P. (C)                                                         10.750           04/01/09       40,000        28,000
   Huntsman International LLC                                               9.875           03/01/09       20,000        20,000
   Huntsman International LLC                                              10.125           07/01/09      100,000        83,000
   Sovereign Specialty Chemicals, Inc.                                     11.875           03/15/10       50,000        45,000
   Tembec Industries, Inc.                                                  7.750           03/15/12      235,000       227,950
                                                                                                                    -----------
                                                                                                                        892,939
                                                                                                                    -----------

BUILDING AND CONSTRUCTION                                 4.6%
   American Standard, Inc.                                                  7.125           02/15/03       20,000        20,000
   American Standard, Inc.                                                  7.375           02/01/08      390,000       407,550
   American Standard, Inc.                                                  7.625           02/15/10       20,000        21,200
   Atrium Cos., Inc., Series B                                             10.500           05/01/09       90,000        87,300
   Corrections Corp. of America (C)                                         9.875           05/01/09      100,000       106,000
   D. R. Horton, Inc.                                                       8.000           02/01/09      165,000       165,000
   Joy Global, Inc., Series B                                               8.750           03/15/12       95,000        99,038
   MMI Products, Inc., Series B                                            11.250           04/15/07      105,000        96,731
   Nortek, Inc., Series B                                                   9.250           03/15/07      115,000       118,162
   Nortek, Inc., Series B                                                   8.875           08/01/08       65,000        66,463
   WCI Communities, Inc.                                                    9.125           05/01/12        5,000         4,500
                                                                                                                    -----------
                                                                                                                      1,191,944
                                                                                                                    -----------

CHEMICALS AND DRUGS                                       2.0%
   Acetex Corp. (D)                                                        10.875           08/01/09       85,000        90,100
   Lyondell Chemical Co., Series A                                          9.625           05/01/07      100,000        96,000
   Lyondell Chemical Co.                                                    9.500           12/15/08      100,000        93,000
   MacDermid, Inc.                                                          9.125           07/15/11      100,000       106,750
   Noveon, Inc., Series B                                                  11.000           02/28/11      100,000       109,750
   Sterling Chemicals, Inc. PIK (H)                                        10.000           12/19/07       20,772        12,297
                                                                                                                    -----------
                                                                                                                        507,897
                                                                                                                    -----------

                                HIGH INCOME FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 2002

                                                          % NET            COUPON         MATURITY        PAR          VALUE
                                                         ASSETS             RATE            DATE         AMOUNT       (NOTE 2)
                                                         ------             ----            ----         ------       --------
COMMUNICATION                                             3.4%
   Alamosa PCS Holdings, Inc. (B)                                          12.875%          02/15/10     $100,000       $18,000
   American Cellular Corp.                                                  9.500           10/15/09       75,000        14,250
   Centennial Cellular Operating Co.                                       10.750           12/15/08       50,000        27,000
   Charter Communications Holdings LLC                                      8.250           04/01/07      300,000       133,500
   Charter Communications Holdings LLC                                      8.625           04/01/09       40,000        17,800
   Emmis Communications Corp., Series B                                     8.125           03/15/09       85,000        87,975
   Emmis Communications Corp. (B)                                          12.500           03/15/11      116,000        93,090
   Nextel Communications, Inc. (B)                                          9.950           02/15/08      210,000       192,150
   PanAmSat Corp. (C)                                                       8.500           02/01/12      215,000       205,325
   Telewest Communications PLC (B)(D)(E)                                    9.250           04/15/09       65,000         9,100
   Triton PCS, Inc.                                                         8.750           11/15/11      105,000        85,050
                                                                                                                    -----------
                                                                                                                        883,240
                                                                                                                    -----------

CONSUMER CYCLICALS                                        2.1%
   Burns Philip Capital Property, Ltd. (C)                                  9.750           07/15/12      165,000       158,400
   Dura Operating Corp., Series D                                           9.000           05/01/09       55,000        50,050
   Lear Corp., Series B                                                     8.110           05/15/09      125,000       132,187
   United Stationers Supply Co.                                             8.375           04/15/08      185,000       186,619
   WestPoint Stevens, Inc.                                                  7.875           06/15/05       30,000         9,300
   WestPoint Stevens, Inc.                                                  7.875           06/15/08       25,000         7,250
                                                                                                                    -----------
                                                                                                                        543,806
                                                                                                                    -----------

CONSUMER SERVICES                                         3.3%
   Iron Mountain, Inc.                                                      8.625           04/01/13      340,000       355,300
   Michael Foods, Inc., Series B                                           11.750           04/01/11       80,000        89,600
   Premier International Foods PLC (D)                                     12.000           09/01/09      105,000       112,350
   Roundy's Inc.                                                            8.875           06/15/12      130,000       127,400
   United Rentals, Inc., Series B                                          10.750           04/15/08      145,000       144,275
   Venture Holdings Trust, Series B                                         9.500           07/01/05       60,000        13,200
                                                                                                                    -----------
                                                                                                                        842,125
                                                                                                                    -----------

CONSUMER STAPLES                                          1.3%
   Samsonite Corp.                                                         10.750           06/15/08      145,000       117,450
   Sealy Mattress Co., Series B                                             9.875           12/15/07       85,000        81,600
   Simmons Co., Series B                                                   10.250           03/15/09      130,000       137,800
                                                                                                                    -----------
                                                                                                                        336,850
                                                                                                                    -----------

CONTAINERS/PACKAGING                                      8.0%
   Ball Corp.                                                               8.250           08/01/08      165,000       173,662
   Bway Finance Corp./Bway Corp. (C)                                       10.000           10/15/10       25,000        25,938
   Consolidated Container Co. LLC                                          10.125           07/15/09       75,000        50,344
   Corp Durango, SA, Series A (C)(D)                                       13.750           07/15/09      149,000        52,150
   Graphic Packaging Corp.                                                  8.625           02/15/12      100,000       105,250
   Greif Bros. Corp.                                                        8.875           08/01/12       95,000       100,700
   Kappa Beheer BV (D)                                                     10.625           07/15/09       85,000        90,950
   Owens-Brockway Glass Container, Inc.                                     8.875           02/15/09      480,000       494,400
   Plastipak Holdings, Inc.                                                10.750           09/01/11      140,000       147,175
   Plastipak Holdings, Inc. (C)                                            10.750           09/01/11       25,000        26,281
   Pliant Corp.                                                            13.000           06/01/10      125,000       114,600
   Riverwood International Corp.                                           10.625           08/01/07      245,000       253,575
   Silgan Holdings, Inc.                                                    9.000           06/01/09      200,000       208,500
   Smurfit-Stone Container Corp. (C)                                        8.250           10/01/12      225,000       229,500
                                                                                                                    -----------
                                                                                                                      2,073,025
                                                                                                                    -----------

DEFENSE ELECTRONICS                                       0.4%
   L-3 Communications Corp., Series B                                       8.000           08/01/08      105,000       108,938
                                                                                                                    -----------

                                HIGH INCOME FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 2002

                                                          % NET            COUPON         MATURITY        PAR          VALUE
                                                         ASSETS             RATE            DATE         AMOUNT       (NOTE 2)
                                                         ------             ----            ----         ------       --------
DURABLE GOODS                                             2.2%
   American Axle & Manufacturing, Inc.                                      9.750%          03/01/09     $185,000      $198,412
   ArvinMeritor, Inc.                                                       8.750           03/01/12       55,000        58,025
   Collins & Aikman Products                                               10.750           12/31/11       95,000        90,488
   Dana Corp.                                                              10.125           03/15/10       20,000        20,250
   Dana Corp.                                                               9.000           08/15/11       50,000        48,250
   Delco Remy International, Inc.                                           8.625           12/15/07       30,000        24,600
   Delco Remy International, Inc.                                          11.000           05/01/09       10,000         5,150
   Hayes Lemmerz International, Inc. (C)(E)                                11.875           06/15/06       80,000        44,800
   Metaldyne Corp.                                                         11.000           06/15/12       45,000        36,900
   Rexnord Corp. (C)                                                       10.125           12/15/12       40,000        41,000
                                                                                                                    -----------
                                                                                                                        567,875
                                                                                                                    -----------

ENERGY                                                    7.8%
   Amerigas Partners L.P.                                                   8.875           05/20/11      150,000       156,000
   Chesapeake Energy Corp.                                                  8.125           04/01/11      240,000       247,200
   Encore Acquisition Co. (C)                                               8.375           06/15/12      110,000       114,400
   FirstEnergy Corp., Series B                                              6.450           11/15/11       55,000        54,716
   Magnum Hunter Resources, Inc.                                            9.600           03/15/12       70,000        74,375
   Mission Resources Corp.                                                 10.875           04/01/07       65,000        39,000
   P&L Coal Holdings Corp., Series B                                        8.875           05/15/08      174,000       182,700
   Peabody Energy Corp., Series B                                           9.625           05/15/08      135,000       142,594
   Pemex Project Funding Master Trust                                       9.125           10/13/10       51,000        58,395
   Pioneer Natural Resources Co.                                            9.625           04/01/10       95,000       113,017
   Pioneer Natural Resources Co.                                            7.500           04/15/12       50,000        54,064
   Plains All American Pipeline LP (C)                                      7.750           10/15/12      225,000       234,000
   PSE&G Power LLC                                                          7.750           04/15/11       50,000        53,039
   PSE&G Power LLC                                                          8.625           04/15/31       66,000        71,066
   SESI LLC                                                                 8.875           05/15/11       40,000        40,800
   Stone Energy Corp.                                                       8.250           12/15/11       25,000        26,000
   TECO Energy, Inc. (C)                                                   10.500           12/01/07       30,000        29,400
   TECO Energy, Inc.                                                        7.000           05/01/12       20,000        16,800
   Tesoro Petroleum Corp.                                                   9.625           04/01/12       95,000        61,750
   TXU Corp.                                                                6.375           06/15/06       50,000        45,750
   Vintage Petroleum, Inc.                                                  8.250           05/01/12       50,000        52,000
   Westport Resources Corp.                                                 8.250           11/01/11      105,000       110,250
   Westport Resources Corp. (C)                                             8.250           11/01/11       50,000        52,500
                                                                                                                    -----------
                                                                                                                      2,029,816
                                                                                                                    -----------

FINANCE                                                   2.5%
   Ford Motor Credit Co.                                                    7.250           10/25/11       30,000        29,150
   MDP Acquisitions PLC (C)                                                 9.625           10/01/12      115,000       119,600
   PCA LLC/PCA Finance Corp. (C)                                           11.875           08/01/09       90,000        91,350
   Willis Corroon Corp.                                                     9.000           02/01/09      215,000       226,825
   Yell Finance BV (D)                                                     10.750           08/01/11      155,000       170,500
                                                                                                                    -----------
                                                                                                                        637,425
                                                                                                                    -----------

HEALTHCARE SERVICES                                       2.9%
   Alliance Imaging, Inc.                                                  10.375           04/15/11      100,000        97,500
   Beverly Enterprises, Inc.                                                9.625           04/15/09      115,000        96,600
   HCA-Healthcare Co.                                                       7.875           02/01/11      305,000       334,399
   InSight Health Services Corp.                                            9.875           11/01/11       50,000        48,000
   NDCHealth Corp. (C)                                                     10.500           12/01/12       50,000        50,000
   Triad Hospitals, Inc., Series B                                          8.750           05/01/09      125,000       133,906
                                                                                                                    -----------
                                                                                                                        760,405
                                                                                                                    -----------

                                HIGH INCOME FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 2002

                                                          % NET            COUPON         MATURITY        PAR          VALUE
                                                         ASSETS             RATE            DATE         AMOUNT       (NOTE 2)
                                                         ------             ----            ----         ------       --------
INDUSTRIALS                                               3.9%
   Actuant Corp.                                                           13.000%          05/01/09      $33,000       $38,610
   Blount, Inc.                                                             7.000           06/15/05       95,000        80,275
   Blount, Inc.                                                            13.000           08/01/09       10,000         6,225
   Cummins, Inc. (C)                                                        9.500           12/01/10       40,000        42,600
   General Binding Corp.                                                    9.375           06/01/08      120,000        94,800
   Grant Prideco Escrow Corp. (C)                                           9.000           12/15/09       10,000        10,400
   Johnsondiversey, Inc. (C)(D)                                             9.625           05/15/12      245,000       257,862
   Johnsondiversey, Inc. (C)(F)                                             9.625           05/15/12       10,000        10,854
   Manitowoc Co., Inc. (F)                                                 10.375           05/15/11       55,000        56,957
   Manitowoc Co., Inc. (C)                                                 10.500           08/01/12       25,000        25,938
   Moog, Inc., Series B                                                    10.000           05/01/06      145,000       145,725
   Navistar International Corp., Series B                                   9.375           06/01/06       85,000        81,600
   SPX Corp.                                                                7.500           01/01/13       85,000        86,169
   Tyco Intl Group SA (D)                                                   7.000           06/15/28       70,000        61,600
                                                                                                                    -----------
                                                                                                                        999,615
                                                                                                                    -----------

MACHINERY                                                 2.5%
   AGCO Corp.                                                               9.500           05/01/08      200,000       216,000
   Columbus McKinnon Corp.                                                  8.500           04/01/08      110,000        79,200
   JLG Industries, Inc.                                                     8.375           06/15/12       90,000        74,700
   NMHG Holding Co.                                                        10.000           05/15/09       44,000        44,000
   Terex Corp.                                                              8.875           04/01/08      140,000       126,175
   Terex Corp.                                                             10.375           04/01/11       25,000        23,500
   Thermadyne Manufacturing LLC / Capital Corp. (E)                         9.875           06/01/08       70,000        18,900
   Xerox Capital (Europe) PLC (D)                                           5.875           05/15/04       80,000        76,400
                                                                                                                    -----------
                                                                                                                        658,875
                                                                                                                    -----------

MEDIA                                                    10.3%
   Acme Communications, Inc., Series B (B)                                 10.875           09/30/04      140,000       142,450
   Allbritton Communications Co., Series B                                  9.750           11/30/07      105,000       108,675
   Allbritton Communications Co. (C)                                        7.750           12/15/12      100,000       100,125
   American Media Operations, Inc., Series B                               10.250           05/01/09       90,000        93,150
   AMFM, Inc., Series B                                                     8.125           12/15/07       65,000        67,681
   AMFM, Inc., Series B                                                     8.000           11/01/08      130,000       141,863
   AOL Time Warner, Inc.                                                    6.875           05/01/12       50,000        52,805
   Cablevision Systems New York Group, Series B                             8.125           08/15/09      335,000       322,019
   Canwest Media, Inc. (D)                                                 10.625           05/15/11      155,000       165,463
   Cox Radio, Inc., Series A                                                6.625           02/15/06       60,000        61,902
   Dex Media East LLC (C)                                                   9.875           11/15/09       70,000        74,900
   Entercom Radio/Capital                                                   7.625           03/01/14      100,000       105,000
   Lamar Media Corp. (C)                                                    7.250           01/01/13       40,000        40,650
   LIN Television Corp.                                                     8.000           01/15/08      160,000       169,400
   MediaCom Broadband LLC                                                  11.000           07/15/13      200,000       203,000
   MediaCom Capital Co. LLC                                                 9.500           01/15/13       45,000        40,500
   PRIMEDIA, Inc.                                                           8.875           05/15/11       75,000        67,875
   Quebecor Media, Inc. (D)                                                11.125           07/15/11      145,000       133,581
   Radio One, Inc., Series B                                                8.875           07/01/11      125,000       133,750
   RH Donnelley Finance Corp. I (C)                                         8.875           12/15/10       25,000        26,750
   RH Donnelley Finance Corp. I (C)                                        10.875           12/15/12       40,000        43,600
   Spanish Broadcasting Systems, Inc.                                       9.625           11/01/09      140,000       144,900
   Young Broadcasting, Inc., Series A                                       8.500           12/15/08      215,000       221,987
                                                                                                                    -----------
                                                                                                                      2,662,026
                                                                                                                    -----------

                                HIGH INCOME FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 2002

                                                          % NET            COUPON         MATURITY        PAR          VALUE
                                                         ASSETS             RATE            DATE         AMOUNT       (NOTE 2)
                                                         ------             ----            ----         ------       --------
METALS AND MINING                                         1.9%
   AK Steel Corp.                                                           7.875%          02/15/09      $60,000       $60,600
   AK Steel Corp. (C)                                                       7.750           06/15/12       75,000        75,563
   Century Aluminum Co.                                                    11.750           04/15/08       25,000        24,250
   Compass Minerals Group, Inc.                                            10.000           08/15/11      105,000       114,975
   Earle M. Jorgensen Co.                                                   9.750           06/01/12       70,000        71,225
   Kaiser Aluminum & Chemical Corp. (E)                                     9.875           02/15/49        5,000         3,350
   Ryerson Tull, Inc., Class A                                              9.125           07/15/06       75,000        70,825
   TriMas Corp. (C)                                                         9.875           06/15/12       40,000        39,600
   WCI Steel, Inc., Series B                                               10.000           12/01/04      155,000        41,075
                                                                                                                    -----------
                                                                                                                        501,463
                                                                                                                    -----------

PRINTING                                                  1.2%
   Hollinger International Publishing, Inc.                                 9.250           03/15/07       60,000        62,775
   Hollinger International Publishing, Inc. (C)                             9.000           12/15/10       90,000        90,788
   Mail-Well I Corp.                                                        9.625           03/15/12       50,000        44,500
   Transwestern Publishing Co., Series F                                    9.625           11/15/07      110,000       114,950
                                                                                                                    -----------
                                                                                                                        313,013
                                                                                                                    -----------

RECREATION                                               10.5%
   AMC Entertainment, Inc.                                                  9.500           02/01/11      130,000       128,050
   Ameristar Casinos, Inc.                                                 10.750           02/15/09       60,000        65,700
   Argosy Gaming Co.                                                       10.750           06/01/09       25,000        27,500
   Argosy Gaming Co.                                                        9.000           09/01/11       35,000        37,056
   Aztar Corp.                                                              8.875           05/15/07      160,000       163,200
   Boyd Gaming Corp.                                                        9.250           08/01/09       80,000        87,000
   Coast Hotels and Casinos, Inc.                                           9.500           04/01/09      165,000       176,550
   HMH Properties, Inc., Series C                                           8.450           12/01/08      180,000       177,750
   Hollywood Park, Inc.                                                     9.500           08/01/07       25,000        22,250
   Horseshoe Gaming Holding Corp., Series B                                 8.625           05/15/09      120,000       127,500
   Isle of Capri Casinos, Inc.                                              8.750           04/15/09       70,000        71,925
   ITT Corp.                                                                6.750           11/15/05       25,000        25,000
   Mandalay Resort Group                                                    9.500           08/01/08       95,000       105,213
   MGM Mirage, Inc.                                                         8.500           09/15/10      115,000       127,075
   MGM Mirage, Inc.                                                         8.375           02/01/11      225,000       242,437
   Park Place Entertainment Corp.                                           8.875           09/15/08       95,000       100,945
   Park Place Entertainment Corp.                                           8.125           05/15/11      155,000       160,813
   Pinnacle Entertainment, Inc., Series B                                   9.250           02/15/07      100,000        88,500
   Regal Cinemas, Inc., Series B                                            9.375           02/01/12      115,000       122,475
   Starwood Hotels & Resorts Worldwide, Inc. (C)                            7.875           05/01/12      140,000       138,600
   Station Casinos, Inc.                                                    8.375           02/15/08      175,000       185,937
   Station Casinos, Inc.                                                    8.875           12/01/08       50,000        52,000
   Station Casinos, Inc.                                                    9.875           07/01/10      100,000       108,500
   Vail Resorts, Inc.                                                       8.750           05/15/09      110,000       112,750
   Venetian Casino Resort LLC (C)                                          11.000           06/15/10       55,000        57,475
                                                                                                                    -----------
                                                                                                                      2,712,201
                                                                                                                    -----------

RETAIL                                                    4.9%
   7-Eleven, Inc.                                                           5.000           12/15/03      110,000       106,012
   Advance Stores Co., Inc.                                                10.250           04/15/08       50,000        53,000
   Cole National Group, Inc.                                                8.625           08/15/07       60,000        56,700
   Cole National Group, Inc.                                                8.875           05/15/12      115,000       108,100
   Dollar General Corp.                                                     8.625           06/15/10       85,000        87,550
   Finlay Fine Jewelry Corp.                                                8.375           05/01/08      160,000       150,400
   Fleming Companies, Inc.                                                 10.125           04/01/08      135,000       116,100
   Gap, Inc. (B)                                                           10.550           12/15/08      125,000       136,250
   J Crew Operating Corp.                                                  10.375           10/15/07       45,000        37,800
   Saks, Inc.                                                               8.250           11/15/08       45,000        44,775
   Williams Scotsman, Inc.                                                  9.875           06/01/07      275,000       254,375
   Yum! Brands, Inc.                                                        7.700           07/01/12      100,000       104,000
                                                                                                                    -----------
                                                                                                                      1,255,062
                                                                                                                    -----------

                                HIGH INCOME FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 2002

                                                          % NET            COUPON         MATURITY        PAR          VALUE
                                                         ASSETS             RATE            DATE         AMOUNT       (NOTE 2)
                                                         ------             ----            ----         ------       --------
SCHOOLS                                                   0.2%
   KinderCare Learning Centers, Inc., Series B                              9.500%          02/15/09      $50,000       $48,500
                                                                                                                    -----------

TECHNOLOGY                                                2.5%
   Argo-Tech Corp.                                                          8.625           10/01/07       35,000        24,150
   Fisher Scientific International, Inc.                                    9.000           02/01/08       50,000        52,125
   Fisher Scientific International, Inc.                                    8.125           05/01/12       50,000        51,750
   Flextronics International, Ltd. (D)                                      9.875           07/01/10      150,000       161,625
   Unisys Corp.                                                             8.125           06/01/06      245,000       255,412
   Unisys Corp.                                                             7.875           04/01/08      105,000       107,100
                                                                                                                    -----------
                                                                                                                        652,162
                                                                                                                    -----------

TELECOMMUNICATIONS                                        3.1%
   EchoStar DBS Corp.                                                      10.375           10/01/07       65,000        70,362
   EchoStar DBS Corp.                                                       9.375           02/01/09      260,000       274,950
   Energis PLC (D)(E)                                                       9.750           06/15/09       45,000             0
   Insight Midwest/Insight Capital, Inc.                                    9.750           10/01/09      100,000        95,000
   LIN Holdings Corp. (B)                                                  10.000           03/01/08      175,000       178,719
   NTL Communications Corp. (B)(E)                                         12.375           10/01/08      170,000        12,750
   Paxson Communications Corp.                                             10.750           07/15/08       75,000        73,969
   Paxson Communications Corp. (B)                                         12.250           01/15/09       65,000        41,275
   Rural Cellular Corp., Series A                                           9.750           01/15/10       70,000        42,000
   Tele1 Europe B.V. (D)(E)                                                13.000           05/15/09       50,000         7,000
                                                                                                                    -----------
                                                                                                                        796,025
                                                                                                                    -----------

TRANSPORTATION                                            1.8%
   GulfMark Offshore, Inc.                                                  8.750           06/01/08      110,000       111,100
   Kansas City Southern Railway Co.                                         7.500           06/15/09      185,000       195,175
   Stena AB (C)(D)                                                          9.625           12/01/12      145,000       149,713
                                                                                                                    -----------
                                                                                                                        455,988
                                                                                                                    -----------

WASTE DISPOSAL                                            1.9%
   Allied Waste North America, Inc., Series B                               7.625           01/01/06      120,000       119,400
   Allied Waste North America, Inc., Series B                               8.875           04/01/08      165,000       167,475
   Allied Waste North America, Inc., Series B                              10.000           08/01/09       65,000        64,512
   Waste Management, Inc.                                                   6.875           05/15/09       50,000        52,500
   Waste Management, Inc. (C)                                               6.375           11/15/12       90,000        92,615
                                                                                                                    -----------
                                                                                                                        496,502
                                                                                                                    -----------
TOTAL CORPORATE NOTES AND BONDS
(COST: $23,530,758)                                                                                                  23,131,767
                                                                                                                    -----------

                                                                                                          SHARES
                                                                                                          ------
COMMON STOCKS:                                            0.0%

TELECOMMUNICATIONS                                        0.0%
   ITC DeltaCom, Inc. *                                                                                     1,488         3,467
                                                                                                                    -----------

TOTAL COMMON STOCKS
(COST: $12,275)                                                                                                           3,467
                                                                                                                    -----------

PREFERRED STOCKS:                                         0.6%

MEDIA                                                     0.6%
   Cablevision Systems Corp., Series M                                                                      1,027        96,024
   PRIMEDIA, Inc., Series D                                                                                 1,100        70,950
                                                                                                                    -----------
                                                                                                                        166,974
                                                                                                                    -----------
TOTAL PREFERRED STOCKS
(COST: $201,286)                                                                                                        166,974
                                                                                                                    -----------

                                HIGH INCOME FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                December 31, 2002

                                                         % NET                                                          VALUE
                                                        ASSETS                                         SHARES          (NOTE 2)
                                                        ------                                         ------          --------
WARRANTS AND RIGHTS:                                     0.0%

COMMUNICATION                                            0.0%
   GT Group Telecom, Inc. (C) *                                                                             50                $25
                                                                                                                      -----------

TOTAL WARRANTS AND RIGHTS
(COST: $2,250)                                                                                                                 25
                                                                                                                      -----------

INVESTMENT COMPANY:                                      4.4%
   SSgA Prime Money Market Fund                                                                      1,138,589          1,138,589
                                                                                                                      -----------

TOTAL INVESTMENT COMPANY
(COST: $1,138,589)                                                                                                      1,138,589
                                                                                                                      -----------

                                                                          COUPON      MATURITY          PAR
                                                                           RATE         DATE          AMOUNT
                                                                           ----         ----          ------
FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS:               0.2%

MEXICO                                                   0.2%
   United Mexican States (D)                                               8.375%     01/14/11         $52,000             58,761
                                                                                                                      -----------

TOTAL FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS
(COST: $54,014)                                                                                                            58,761
                                                                                                                      -----------

CERTIFICATE OF DEPOSIT:                                  2.4%
   State Street Eurodollar                                                                             608,572            608,572
                                                                                                                      -----------

TOTAL CERTIFICATE OF DEPOSIT
(COST: $608,572)                                                                                                          608,572
                                                                                                                      -----------

TOTAL INVESTMENTS                                       98.0%                                                          25,332,995
(COST: $25,757,316**)
NET OTHER ASSETS AND LIABILITIES                         2.0%                                                             517,454
                                                     -------                                                          -----------
TOTAL NET ASSETS                                       100.0%                                                         $25,850,449
                                                     =======                                                          ===========

*     Non-income producing.

** At December 31, 2002, the cost of securities for federal tax purposes was $25,844,281.

(B) Represents security that retains a specified coupon until a predetermined date, at which time a predetermined rate becomes the effective rate.

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds issued by foreign entities, denominated in U.S. dollars. The aggregate value of these securities is 6.18% of total net assets.

(E)   In Default.

(F) Notes and bonds issued by foreign entities, denominated in their local currency and converted to U.S. dollars at period end exchange rates. The aggregate of these securities are 0.26% of total net assets.

(H) Security valued at fair value using methods determined in good faith by or at the discretion of the Board of Trustees.

PIK     Payment-In-Kind.
PLC     Public Limited Company.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

       Currency              Settlement Date         Local Amount      Face Amount        Value     (Depreciation)
       --------              ---------------         ------------      -----------        -----     --------------
      Euro (Sell)               02/10/03          (euro)(64,519)        $(64,970)       $(67,543)      $(2,573)
                                                                                                       =======

See accompanying notes to financial statements.

                                  BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2002

                                                                    % NET                                     VALUE
                                                                   ASSETS                 SHARES            (NOTE 2)
                                                                   ------                 ------            --------
COMMON STOCKS:                                                      51.1%

CONSUMER DISCRETIONARY                                               6.3%
   Carnival Corp.                                                                         214,200            $5,344,290
   Comcast Corp., Class A *                                                                66,640             1,570,705
   Cox Communications, Inc., Class A *                                                    147,200             4,180,480
   Home Depot, Inc.                                                                       115,500             2,767,380
   McDonald's Corp.                                                                       263,100             4,230,648
   Target Corp.                                                                           308,400             9,252,000
   Tiffany & Co.                                                                          152,800             3,653,448
   Wal-Mart Stores, Inc.                                                                   53,200             2,687,132
   Walt Disney Co.                                                                        227,600             3,712,156
                                                                                                            -----------
                                                                                                             37,398,239
                                                                                                            -----------

CONSUMER STAPLES                                                     4.4%
   CVS Corp.                                                                              204,652             5,110,161
   General Mills, Inc.                                                                    164,500             7,723,275
   Kimberly-Clark Corp.                                                                   136,900             6,498,643
   Safeway, Inc. *                                                                        105,800             2,471,488
   Sara Lee Corp.                                                                         185,300             4,171,103
                                                                                                            -----------
                                                                                                             25,974,670
                                                                                                            -----------

ENERGY                                                               3.9%
   BP PLC, ADR                                                                             91,246             3,709,150
   ExxonMobil Corp.                                                                       155,000             5,415,700
   Kerr-McGee Corp.                                                                        57,700             2,556,110
   Marathon Oil Corp.                                                                     153,100             3,259,499
   Schlumberger, Ltd.                                                                      87,600             3,687,084
   Transocean Sedco Forex, Inc.                                                            49,362             1,145,198
   Unocal Corp.                                                                           119,000             3,639,020
                                                                                                            -----------
                                                                                                             23,411,761
                                                                                                            -----------

FINANCIALS                                                          12.0%
   ACE, Ltd.                                                                              160,000             4,694,400
   Allstate Corp.                                                                         195,014             7,213,568
   Bank of America Corp.                                                                   94,698             6,588,140
   Bank One Corp.                                                                         123,890             4,528,179
   Chubb Corp.                                                                             80,000             4,176,000
   Citigroup, Inc.                                                                        234,005             8,234,636
   Fannie Mae                                                                              79,000             5,082,070
   FleetBoston Financial Corp.                                                            118,400             2,877,120
   Goldman Sachs Group, Inc.                                                               37,000             2,519,700
   MBIA, Inc.                                                                              97,800             4,289,508
   Morgan Stanley Dean Witter & Co.                                                       119,000             4,750,480
   Prudential Financial, Inc.                                                             218,000             6,919,320
   SunTrust Banks, Inc.                                                                    56,500             3,215,980
   Wells Fargo & Co.                                                                      124,900             5,854,063
                                                                                                            -----------
                                                                                                             70,943,164
                                                                                                            -----------

HEALTHCARE                                                           7.5%
   Applera Corp.- Applied Biosystems Group                                                163,200             2,862,528
   Baxter International, Inc.                                                             160,800             4,502,400
   Bristol-Myers Squibb Co.                                                               204,200             4,727,230
   Genzyme Corp. *                                                                         73,000             2,158,610
   GlaxoSmithKline PLC, ADR                                                               140,350             5,257,511
   IMS Health, Inc.                                                                       398,100             6,369,600
   MedImmune, Inc. *                                                                       71,000             1,929,070
   Pharmacia Corp.                                                                        222,228             9,289,130
   Wyeth                                                                                  197,400             7,382,760
                                                                                                            -----------
                                                                                                             44,478,839
                                                                                                            -----------

                                 BALANCED FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 2002

                                                                    % NET                                       VALUE
                                                                   ASSETS                 SHARES              (NOTE 2)
                                                                   ------                 ------              --------
INDUSTRIALS                                                          5.6%
   Burlington Northern Santa Fe Corp.                                                     105,000            $2,731,050
   Dover Corp.                                                                            154,000             4,490,640
   Emerson Electric Co.                                                                    71,000             3,610,350
   FedEx Corp.                                                                             59,000             3,198,980
   Honeywell International, Inc.                                                          156,000             3,744,000
   Illinois Tool Works, Inc.                                                               58,000             3,761,880
   Textron, Inc.                                                                           95,000             4,084,050
   United Technologies Corp.                                                               74,000             4,583,560
   Waste Management, Inc.                                                                 125,000             2,865,000
                                                                                                            -----------
                                                                                                             33,069,510
                                                                                                            -----------

INFORMATION TECHNOLOGY                                               6.9%
   3Com Corp. *                                                                           124,200               575,046
   ADC Telecommunications, Inc. *                                                         336,000               702,240
   Agilent Technologies, Inc. *                                                            66,603             1,196,190
   Applied Materials, Inc. *                                                              130,900             1,705,627
   Celestica, Inc. *                                                                       94,500             1,332,450
   Computer Sciences Corp. *                                                              119,600             4,120,220
   Concord EFS, Inc. *                                                                    227,300             3,577,702
   EMC Corp. *                                                                            134,400               825,216
   Hewlett-Packard Co.                                                                    173,700             3,015,432
   International Business Machine Corp.                                                    87,700             6,796,750
   Keane, Inc. *                                                                          289,700             2,604,403
   Koninklijke (Royal) Philips Electronics N.V., ADR                                      176,148             3,114,297
   Micron Technology, Inc. *                                                              133,600             1,301,264
   Motorola, Inc.                                                                         292,200             2,527,530
   PeopleSoft, Inc. *                                                                     196,000             3,586,800
   Skyworks Solutions, Inc. *                                                              63,180               544,611
   Texas Instruments, Inc.                                                                169,900             2,550,199
   VERITAS Software Corp. *                                                                47,064               735,140
                                                                                                            -----------
                                                                                                             40,811,117
                                                                                                            -----------

MATERIALS                                                            1.2%
   Dow Chemical Co.                                                                       108,000             3,207,600
   Rohm and Haas Co.                                                                      126,000             4,092,480
                                                                                                            -----------
                                                                                                              7,300,080
                                                                                                            -----------

TELECOMMUNICATION SERVICES                                           2.1%
   ALLTEL Corp.                                                                            94,000             4,794,000
   AT&T Corp.                                                                              41,199             1,075,706
   SBC Communications, Inc.                                                               117,000             3,171,870
   Verizon Communications                                                                  91,012             3,526,715
                                                                                                            -----------
                                                                                                             12,568,291
                                                                                                            -----------

UTILITIES                                                            1.2%
   Duke Energy Corp.                                                                      153,000             2,989,620
   FPL Group, Inc.                                                                         65,000             3,908,450
                                                                                                            -----------
                                                                                                              6,898,070
                                                                                                            -----------

TOTAL COMMON STOCKS
(COST: $334,178,232)                                                                                        302,853,741
                                                                                                            -----------

                                  BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                December 31, 2002

                                                                     % NET    COUPON    MATURITY         PAR           VALUE
                                                                    ASSETS     RATE       DATE          AMOUNT        (NOTE 2)
                                                                    ------     ----       ----          ------        --------
ASSET BACKED:                                                        4.0%
   ABSC Long Beach Home Equity Trust, Series 2000-LB1, Class AF5              8.050%     09/21/30      $5,150,000    $5,713,053
   Conseco Finance Securitizations Corp., Series 2001-1, Class M1             7.535      07/01/32       5,000,000     4,250,000
   Conseco Finance Securitizations Corp., Series 2001-4, Class A3             6.090      09/01/33       2,100,000     2,135,911
   Green Tree Home Equity Loan Trust, Series 1999-A, Class B1                 8.970      11/15/27       4,100,000     4,254,747
   Long Beach Mortgage Loan Trust, Series 2002-1, Class M3                    3.920      05/25/32       2,250,000     2,163,571
   Oakwood Mortgage Investors, Inc., Series 1999-C, Class M2                  8.750      08/15/27       6,400,000     4,800,000
                                                                                                                    -----------
TOTAL ASSET BACKED
(COST: $24,671,640)                                                                                                  23,317,282
                                                                                                                    -----------

COMMERCIAL MORTGAGE BACKED:                                          3.2%
   Bear Stearns Commercial Mortgage Securities, Inc.,
      Series 2001-TOP2, Class A2                                              6.480      02/15/35       4,000,000     4,539,301
   Duke Weeks Industrial Trust, Series 2000-DW1, Class A2 (C)                 7.151      10/15/10       3,000,000     3,481,628
   Morgan Stanley Capital I, Inc., Series 1999-CAM1, Class A3                 6.920      03/15/32       3,635,000     4,082,089
   Morgan Stanley Dean Witter Capital, Series 2000-LIF2, Class A2             7.200      10/15/33       6,000,000     7,018,813
                                                                                                                    -----------
TOTAL COMMERCIAL MORTGAGE BACKED
(COST: $17,422,030)                                                                                                  19,121,831
                                                                                                                    -----------

PRIVATE LABEL MORTGAGE BACKED:                                       2.9%
   Bank of America Funding Corp., Series 2002-1, Class A2                     7.000      04/20/32       3,608,676     3,682,475
   Countrywide Alternative Loan Trust, Series 2002-5, Class A10               6.750      06/25/32       5,600,000     5,923,942
   Residential Asset Securitization Trust, Series 2002-A1, Class A2           5.350      09/25/26       3,300,000     3,417,770
   Washington Mutual, Series 2002-AR4, Class A5                               5.569      04/26/32       3,966,128     3,966,145
                                                                                                                    -----------
TOTAL PRIVATE LABEL MORTGAGE BACKED
(COST: $16,671,412)                                                                                                  16,990,332
                                                                                                                    -----------

CORPORATE NOTES AND BONDS:                                          15.6%

CABLE                                                                1.4%
   Comcast Corp.                                                              8.375      05/01/07       2,500,000     2,804,907
   Cox Communications, Inc.                                                   6.875      06/15/05       2,500,000     2,694,280
   TCI Communications, Inc.                                                   8.650      09/15/04       2,500,000     2,684,113
                                                                                                                    -----------
                                                                                                                      8,183,300
                                                                                                                    -----------

CONSUMER STAPLES                                                     0.5%
   Delhaize America, Inc.                                                     7.375      04/15/06       2,000,000     1,955,034
   Safeway, Inc.                                                              6.850      09/15/04       1,000,000     1,065,220
                                                                                                                    -----------
                                                                                                                      3,020,254
                                                                                                                    -----------

ENERGY                                                               1.6%
   Burlington Resources Finance Co.                                           5.700      03/01/07       2,000,000     2,154,162
   Occidental Petroleum Corp.                                                 5.875      01/15/07       2,500,000     2,702,718
   Phillips Petroleum Co.                                                     8.500      05/25/05       2,500,000     2,842,797
   Sunoco, Inc.                                                               7.125      03/15/04       2,000,000     2,077,970
                                                                                                                    -----------
                                                                                                                      9,777,647
                                                                                                                    -----------

FINANCE                                                              3.8%
   AARP (C)                                                                   7.500      05/01/31       2,000,000     2,362,826
   American General Finance Corp.                                             5.750      03/15/07       2,500,000     2,697,130
   Bear Stearns Cos., Inc.                                                    7.800      08/15/07       2,000,000     2,340,742
   CIT Group, Inc.                                                            5.570      12/08/03       1,500,000     1,525,442
   Countrywide Home Loans, Inc.                                               6.840      10/22/04       1,000,000     1,074,639
   General Electric Global Insurance Corp.                                    7.000      02/15/26       3,500,000     3,654,346
   Household Finance Corp.                                                    6.500      11/15/08       1,350,000     1,451,538
   MBNA America Bank N.A.                                                     6.875      07/15/04       2,000,000     2,080,442
   Merrill Lynch & Co., Inc.                                                  7.375      05/15/06       2,500,000     2,815,957
   U.S. Bank N.A.                                                             6.300      02/04/14       2,000,000     2,250,618
                                                                                                                    -----------
                                                                                                                     22,253,680
                                                                                                                    -----------

                                 BALANCED FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 2002

                                                                     % NET    COUPON    MATURITY         PAR            VALUE
                                                                    ASSETS     RATE       DATE          AMOUNT         (NOTE 2)
                                                                    ------     ----       ----          ------         --------
INDUSTRIALS                                                          2.8%
   Bombardier Capital, Inc. (C)                                               6.125%     06/29/06      $2,000,000      $1,809,922
   Caterpillar Financial Services Corp.                                       7.590      12/10/03       2,000,000       2,109,198
   Ford Motor Credit Co.                                                      3.714      10/25/04       1,000,000         959,587
   Ford Motor Credit Co.                                                      7.600      08/01/05       2,000,000       2,042,090
   General Motors Acceptance Corp.                                            6.125      08/28/07       2,250,000       2,276,705
   General Motors Acceptance Corp.                                            6.875      09/15/11       2,250,000       2,243,835
   International Paper Co.                                                    8.125      07/08/05       2,400,000       2,686,313
   Lockheed Martin Corp.                                                      7.250      05/15/06       2,000,000       2,252,422
                                                                                                                      -----------
                                                                                                                       16,380,072
                                                                                                                      -----------

PIPELINE                                                             0.4%
   Kinder Morgan, Inc.                                                        6.650      03/01/05       2,500,000       2,656,465
                                                                                                                      -----------

REITS                                                                0.2%
   Avalonbay Communities, Inc.                                                6.580      02/15/04       1,000,000       1,048,651
                                                                                                                      -----------

TELECOMMUNICATIONS                                                   1.7%
   Bellsouth Capital Funding Corp.                                            7.875      02/15/30       2,000,000       2,455,868
   SBC Communications, Inc.                                                   5.875      08/15/12       2,250,000       2,429,635
   Sprint Capital Corp.                                                       7.125      01/30/06         775,000         767,250
   Telephone & Data Systems, Inc.                                             7.000      08/01/06       1,500,000       1,635,030
   Verizon Wireless Capital LLC                                               5.375      12/15/06       2,500,000       2,611,715
                                                                                                                      -----------
                                                                                                                        9,899,498
                                                                                                                      -----------

TRANSPORTATION                                                       0.7%
   Norfolk Southern Corp.                                                     7.250      02/15/31       2,000,000       2,324,872
   Southwest Airlines Co.                                                     8.750      10/15/03       2,000,000       2,093,238
                                                                                                                      -----------
                                                                                                                        4,418,110
                                                                                                                      -----------

UTILITIES                                                            2.5%
   DTE Energy Co.                                                             6.450      06/01/06       2,000,000       2,152,108
   Energy East Corp.                                                          8.050      11/15/10       2,000,000       2,334,940
   FirstEnergy Corp., Series A                                                5.500      11/15/06       2,000,000       2,011,294
   Niagara Mohawk Power Corp., Series F                                       7.625      10/01/05       2,532,928       2,806,512
   Progress Energy, Inc.                                                      7.750      03/01/31       2,000,000       2,273,062
   Virginia Electric & Power Co., Series A                                    5.750      03/31/06       3,000,000       3,222,747
                                                                                                                      -----------
                                                                                                                       14,800,663
                                                                                                                      -----------
TOTAL CORPORATE NOTES AND BONDS
(COST: $87,352,115)                                                                                                    92,438,340
                                                                                                                      -----------

MORTGAGE BACKED:                                                     9.9%

FEDERAL HOME LOAN MORTGAGE CORP.                                     3.3%
   Series 1974 Class ZA                                                       7.000      07/15/27       7,297,289       8,023,641
   Pool # C01005                                                              8.000      06/01/30       1,224,513       1,313,179
   Series 2351 Class PX                                                       6.500      07/15/30       3,000,000       3,193,906
   Pool # C62333                                                              6.500      01/01/32       4,226,539       4,404,563
   Pool # C65648                                                              6.500      03/01/32       2,683,164       2,796,157
                                                                                                                      -----------
                                                                                                                       19,731,446
                                                                                                                      -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                                5.0%
   Pool # 383475                                                              6.100      04/01/11       4,342,436       4,831,785
   Pool # 582558                                                              6.000      05/01/16       3,575,071       3,742,438
   Pool # 253847                                                              6.000      05/01/21       4,142,870       4,317,460
   Series 2001-72 Class NC                                                    6.000      02/25/25       3,000,000       3,134,091
   Series 1998-63, Class PG                                                   6.000      03/25/27       3,000,000       3,148,042
   Pool # 607515                                                              7.000      11/01/31       3,233,553       3,401,193
   Pool # 611619                                                              6.000      02/01/32       4,218,240       4,366,757
   Pool # 644591                                                              7.000      05/01/32       2,617,361       2,753,055
                                                                                                                      -----------
                                                                                                                       29,694,821
                                                                                                                      -----------

                                 BALANCED FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 2002

                                                                     % NET    COUPON     MATURITY         PAR            VALUE
                                                                    ASSETS     RATE       DATE          AMOUNT         (NOTE 2)
                                                                    ------     ----       ----          ------         --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                             1.6%
   Pool # 2921                                                                7.500%     05/20/30      $2,222,099      $2,367,914
   Pool # 2957                                                                7.500      08/20/30         220,819         235,309
   Pool # 3068                                                                6.500      04/20/31       3,493,743       3,645,400
   Series 2002-50 Class PE                                                    6.000      07/20/32       3,000,000       3,152,513
                                                                                                                     ------------
                                                                                                                        9,401,136
                                                                                                                     ------------
TOTAL MORTGAGE BACKED
(COST: $55,520,069)                                                                                                    58,827,403
                                                                                                                     ------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS:                              7.8%

FEDERAL FARM CREDIT BANK                                             0.8%     6.125      12/29/15       4,000,000       4,591,836
                                                                                                                     ------------

FEDERAL HOME LOAN BANK                                               0.2%     6.875      08/15/05         900,000       1,010,933
                                                                                                                     ------------

FEDERAL HOME LOAN MORTGAGE CORP.                                     1.4%     6.875      01/15/05       2,000,000       2,200,834
                                                                              4.700      12/06/05       1,500,000       1,517,559
                                                                              5.375      08/16/06       2,000,000       2,112,964
                                                                              5.750      04/29/09       2,500,000       2,606,940
                                                                                                                     ------------
                                                                                                                        8,438,297
                                                                                                                     ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                                1.8%     6.400      05/14/09       6,600,000       6,958,037
                                                                              6.250      07/19/11       3,000,000       3,171,318
                                                                              5.250      08/01/12         750,000         783,146
                                                                                                                     ------------
                                                                                                                       10,912,501
                                                                                                                     ------------

U.S. TREASURY BONDS                                                  2.7%    11.125      08/15/03       3,000,000       3,182,226
                                                                              9.125      05/15/09       6,000,000       6,611,718
                                                                              6.250      05/15/30       5,000,000       5,983,400
                                                                                                                     ------------
                                                                                                                       15,777,344
                                                                                                                     ------------

U.S. TREASURY NOTES                                                  0.9%     4.625      05/15/06       5,000,000       5,392,579
                                                                                                                     ------------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(COST: $43,669,225)                                                                                                    46,123,490
                                                                                                                     ------------

                                                                                                         SHARES
                                                                                                         ------
INVESTMENT COMPANIES:                                                5.8%
   Nations Cash Reserves Fund                                                                           5,004,897       5,004,897
   One Group Institutional Prime Money Market Fund                                                      5,013,257       5,013,257
   SSgA Prime Money Market Fund                                                                        24,251,266      24,251,266
                                                                                                                     ------------
TOTAL INVESTMENT COMPANIES
(COST: $34,269,420)                                                                                                    34,269,420
                                                                                                                     ------------

TOTAL INVESTMENTS                                                   100.3%                                            593,941,839
(COST: $613,754,143**)
NET OTHER ASSETS AND LIABILITIES                                     (0.3)%                                           (1,698,433)
                                                                  -------                                            ------------
TOTAL NET ASSETS                                                    100.0%                                           $592,243,406
                                                                  =======                                            ============

*     Non-income producing

** At December 31, 2002, the cost of securities for federal tax purposes was $613,755,153.

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR     American Depository Receipt.
PLC     Pubic Limited Company.

See accompanying notes to financial statements.

                          GROWTH AND INCOME STOCK FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2002

                                                                    % NET                                    VALUE
                                                                   ASSETS                SHARES             (NOTE 2)
                                                                   ------                ------             --------
COMMON STOCKS:                                                      96.7%

CONSUMER DISCRETIONARY                                               9.4%
   Comcast Corp., Class A *                                                               241,995          $  5,703,822
   Home Depot, Inc.                                                                       443,500            10,626,260
   McDonald's Corp.                                                                       935,600            15,044,448
   Target Corp.                                                                           759,100            22,773,000
   Wal-Mart Stores, Inc.                                                                  160,800             8,122,008
   Walt Disney Co.                                                                        609,100             9,934,421
                                                                                                            -----------
                                                                                                             72,203,959
                                                                                                            -----------

CONSUMER STAPLES                                                     9.3%
   General Mills, Inc.                                                                    276,800            12,995,760
   Kimberly-Clark Corp.                                                                   396,900            18,840,843
   Kroger Co. *                                                                         1,083,900            16,746,255
   Sara Lee Corp.                                                                       1,012,400            22,789,124
                                                                                                            -----------
                                                                                                             71,371,982
                                                                                                            -----------

ENERGY                                                               8.6%
   BP PLC, ADR                                                                            328,880            13,368,972
   ChevronTexaco Corp.                                                                    188,673            12,542,981
   ExxonMobil Corp.                                                                       453,200            15,834,808
   Schlumberger, Ltd.                                                                     222,200             9,352,398
   Transocean Sedco Forex, Inc.                                                           165,146             3,831,387
   Unocal Corp.                                                                           343,550            10,505,759
                                                                                                            -----------
                                                                                                             65,436,305
                                                                                                            -----------

FINANCIALS                                                          23.7%
   Allstate Corp.                                                                         768,026            28,409,282
   Bank of America Corp.                                                                  234,171            16,291,276
   Bank One Corp.                                                                         456,640            16,690,192
   Citigroup, Inc.                                                                        720,014            25,337,293
   Fannie Mae                                                                             220,000            14,152,600
   FleetBoston Financial Corp.                                                            343,600             8,349,480
   Morgan Stanley Dean Witter & Co.                                                       448,000            17,884,160
   Prudential Financial, Inc.                                                             775,000            24,598,500
   SunTrust Banks, Inc.                                                                   231,200            13,159,904
   Wachovia Corp.                                                                         449,500            16,379,780
                                                                                                            -----------
                                                                                                            181,252,467
                                                                                                            -----------

HEALTHCARE                                                          10.5%
   Baxter International, Inc.                                                             282,200             7,901,600
   Bristol-Myers Squibb Co.                                                               624,500            14,457,175
   GlaxoSmithKline PLC, ADR                                                               376,650            14,109,309
   Guidant Corp. *                                                                        408,600            12,605,310
   Merck & Co., Inc.                                                                      308,500            17,464,185
   Wyeth                                                                                  358,200            13,396,680
                                                                                                            -----------
                                                                                                             79,934,259
                                                                                                            -----------

INDUSTRIALS                                                         11.1%
   Burlington Northern Santa Fe Corp.                                                     185,600             4,827,456
   Emerson Electric Co.                                                                   407,000            20,695,950
   Honeywell International, Inc.                                                          766,000            18,384,000
   Textron, Inc.                                                                          471,000            20,248,290
   United Technologies Corp.                                                              208,800            12,933,072
   Waste Management, Inc.                                                                 348,100             7,978,452
                                                                                                            -----------
                                                                                                             85,067,220
                                                                                                            -----------

                          GROWTH AND INCOME STOCK FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 2002

                                                                    % NET                                    VALUE
                                                                   ASSETS                SHARES             (NOTE 2)
                                                                   ------                ------             --------
INFORMATION TECHNOLOGY                                              12.8%
   Agilent Technologies, Inc. *                                                           224,098            $4,024,800
   Applied Materials, Inc. *                                                              348,800             4,544,864
   Automatic Data Processing, Inc.                                                        306,500            12,030,125
   Computer Associates International, Inc.                                                505,100             6,818,850
   Computer Sciences Corp. *                                                              312,700            10,772,515
   EMC Corp. *                                                                            457,100             2,806,594
   Hewlett-Packard Co.                                                                    686,035            11,909,568
   Intel Corp.                                                                            368,500             5,737,545
   International Business Machine Corp.                                                   236,800            18,352,000
   Koninklijke (Royal) Philips Electronics N.V., ADR                                      386,174             6,827,556
   Motorola, Inc.                                                                         875,000             7,568,750
   Texas Instruments, Inc.                                                                426,700             6,404,767
                                                                                                            -----------
                                                                                                             97,797,934
                                                                                                            -----------

MATERIALS                                                            4.7%
   Alcan, Inc.                                                                            145,000             4,280,400
   Alcoa, Inc.                                                                            165,000             3,758,700
   Dow Chemical Co.                                                                       422,050            12,534,885
   E.I. du Pont de Nemours & Co.                                                          371,000            15,730,400
                                                                                                            -----------
                                                                                                             36,304,385
                                                                                                            -----------

TELECOMMUNICATION SERVICES                                           4.9%
   ALLTEL Corp.                                                                           294,000            14,994,000
   AT&T Corp.                                                                             149,610             3,906,317
   SBC Communications, Inc.                                                               300,000             8,133,000
   Verizon Communications                                                                 272,035            10,541,357
                                                                                                            -----------
                                                                                                             37,574,674
                                                                                                            -----------

UTILITIES                                                            1.7%
   Duke Energy Corp.                                                                      646,000            12,622,840
                                                                                                            -----------

TOTAL COMMON STOCKS
(COST: $841,901,810)                                                                                        739,566,025
                                                                                                            -----------

INVESTMENT COMPANIES:                                                3.3%
   Nations Cash Reserves Fund                                                           5,004,896             5,004,896
   SSgA Prime Money Market Fund                                                        19,988,083            19,988,083
                                                                                                            -----------

TOTAL INVESTMENT COMPANIES
(COST: $24,992,979)                                                                                          24,992,979
                                                                                                            -----------

TOTAL INVESTMENTS                                                  100.0%                                   764,559,004
(COST: $866,894,789**)
NET OTHER ASSETS AND LIABILITIES                                     0.0%                                       336,486
                                                                 -------                                  -------------
TOTAL NET ASSETS                                                   100.0%                                  $764,895,490
                                                                 =======                                  =============

*     Non-income producing.

** At December 31, 2002, the cost of securities for federal tax purposes was $867,050,063.

ADR     American Depository Receipt.
PLC     Public Limited Company.

See accompanying notes to financial statements.

                        CAPITAL APPRECIATION STOCK FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2002

                                                                    % NET                                    VALUE
                                                                   ASSETS                SHARES             (NOTE 2)
                                                                   ------                ------             --------
COMMON STOCKS:                                                      96.2%

CONSUMER DISCRETIONARY                                              12.1%
   Brinker International, Inc. *                                                          290,900          $  9,381,525
   Carnival Corp.                                                                         611,600            15,259,420
   Cox Communications, Inc., Class A *                                                    701,000            19,908,400
   Liberty Media Corp., Class A *                                                       1,719,300            15,370,542
   Tiffany & Co.                                                                          477,800            11,424,198
                                                                                                            -----------
                                                                                                             71,344,085
                                                                                                            -----------

CONSUMER STAPLES                                                     4.7%
   CVS Corp.                                                                              615,300            15,364,041
   Safeway, Inc. *                                                                        544,000            12,707,840
                                                                                                            -----------
                                                                                                             28,071,881
                                                                                                            -----------

ENERGY                                                               8.6%
   ConocoPhillips                                                                         247,700            11,986,203
   Grant Prideco, Inc. *                                                                  515,600             6,001,584
   Kerr-McGee Corp.                                                                       198,100             8,775,830
   Marathon Oil Corp.                                                                     459,800             9,789,142
   Weatherford International, Ltd. *                                                      362,700            14,482,611
                                                                                                            -----------
                                                                                                             51,035,370
                                                                                                            -----------

FINANCIALS                                                          17.3%
   ACE, Ltd.                                                                              548,000            16,078,320
   Bank of New York Co., Inc.                                                             277,700             6,653,692
   Chubb Corp.                                                                            177,000             9,239,400
   Freddie Mac                                                                            285,400            16,852,870
   Goldman Sachs Group, Inc.                                                               90,000             6,129,000
   MBIA, Inc.                                                                             273,000            11,973,780
   U.S. Bancorp                                                                           692,800            14,701,216
   Wells Fargo & Co.                                                                      284,300            13,325,141
   Zions Bancorp.                                                                         182,900             7,196,932
                                                                                                            -----------
                                                                                                            102,150,351
                                                                                                            -----------

HEALTHCARE                                                          17.8%
   Abbott Laboratories                                                                    216,500             8,660,000
   Applera Corp.- Applied Biosystems Group                                                647,200            11,351,888
   Boston Scientific Corp. *                                                              381,000            16,200,120
   Genzyme Corp. *                                                                        274,700             8,122,879
   IMS Health, Inc.                                                                     1,169,300            18,708,800
   MedImmune, Inc. *                                                                      193,700             5,262,829
   Pharmacia Corp.                                                                        586,716            24,524,729
   Schering-Plough Corp.                                                                  579,700            12,869,340
                                                                                                            -----------
                                                                                                            105,700,585
                                                                                                            -----------

INDUSTRIALS                                                         11.1%
   Dover Corp.                                                                            591,000            17,233,560
   FedEx Corp.                                                                            247,100            13,397,762
   Illinois Tool Works, Inc.                                                              322,000            20,884,920
   Pall Corp.                                                                             868,000            14,478,240
                                                                                                            -----------
                                                                                                             65,994,482
                                                                                                            -----------

                        CAPITAL APPRECIATION STOCK FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 2002

                                                                    % NET                                    VALUE
                                                                   ASSETS                SHARES             (NOTE 2)
                                                                   ------                ------             --------
INFORMATION TECHNOLOGY                                              14.8%
   3Com Corp. *                                                                           354,600            $1,641,798
   ADC Telecommunications, Inc. *                                                       1,120,100             2,341,009
   Altera Corp. *                                                                         411,400             5,072,562
   Autodesk, Inc.                                                                       1,263,000            18,060,900
   Cadence Design Systems, Inc. *                                                         729,200             8,597,268
   Celestica, Inc. *                                                                      253,900             3,579,990
   Concord EFS, Inc. *                                                                    430,300             6,772,922
   EMC Corp. *                                                                            593,100             3,641,634
   Keane, Inc. *                                                                          859,900             7,730,501
   KLA-Tencor Corp. *                                                                     174,600             6,175,602
   Micron Technology, Inc. *                                                              456,000             4,441,440
   PeopleSoft, Inc. *                                                                     718,200            13,143,060
   Sanmina - SCI Corp. *                                                                  536,144             2,407,287
   Skyworks Solutions, Inc. *                                                             238,854             2,058,921
   VERITAS Software Corp. *                                                               136,689             2,135,082
                                                                                                           ------------
                                                                                                             87,799,976
                                                                                                           ------------

MATERIALS                                                            3.9%
   Praxair, Inc.                                                                          217,700            12,576,529
   Rohm and Haas Co.                                                                      330,600            10,737,888
                                                                                                           ------------
                                                                                                             23,314,417
                                                                                                           ------------

TELECOMMUNICATION SERVICES                                           4.1%
   BellSouth Corp.                                                                        398,000            10,296,260
   CenturyTel, Inc.                                                                       465,100            13,664,638
                                                                                                           ------------
                                                                                                             23,960,898
                                                                                                           ------------

UTILITIES                                                            1.8%
   FPL Group, Inc.                                                                        178,100            10,709,153
                                                                                                           ------------

TOTAL COMMON STOCKS
(COST: $679,604,062)                                                                                        570,081,198
                                                                                                           ------------

INVESTMENT COMPANIES:                                                4.5%
   One Group Institutional Prime Money Market Fund                                      8,032,630             8,032,630
   SSgA Prime Money Market Fund                                                        18,551,165            18,551,165
                                                                                                           ------------

TOTAL INVESTMENT COMPANIES
(COST: $26,583,795)                                                                                          26,583,795
                                                                                                           ------------

TOTAL INVESTMENTS                                                  100.7%                                   596,664,993
(COST: $706,187,857**)
NET OTHER ASSETS AND LIABILITIES                                    (0.7)%                                  (4,152,833)
                                                                 -------                                   ------------
TOTAL NET ASSETS                                                   100.0%                                  $592,512,160
                                                                 =======                                   ============

*     Non-income producing.

** At December 31, 2002, the cost of securities for federal tax purposes was $706,352,287.

See accompanying notes to financial statements.

                               MID-CAP STOCK FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2002

                                                                    % NET                                       VALUE
                                                                   ASSETS                 SHARES              (NOTE 2)
                                                                   ------                 ------              --------
COMMON STOCKS:                                                      97.2%

CONSUMER DISCRETIONARY                                              13.1%
   Belo Corp., Class A                                                                     76,000            $1,620,320
   CEC Entertainment, Inc. *                                                               12,500               383,750
   Charter Communications, Inc., Class A *                                                107,800               127,204
   Ethan Allen Interiors, Inc.                                                             65,100             2,237,487
   Guitar Center, Inc. *                                                                   23,400               387,504
   Hibbett Sporting Goods, Inc. *                                                          27,000               645,840
   Hughes Supply, Inc.                                                                      8,200               224,024
   Interpublic Group of Companies, Inc.                                                    32,300               454,784
   J. Jill Group, Inc. *                                                                   22,350               312,453
   Lancaster Colony Corp.                                                                   4,800               187,584
   Linens 'N Things, Inc. *                                                                43,400               980,840
   Meritage Corp. *                                                                         7,700               259,105
   O'Reilly Automotive, Inc. *                                                             28,600               723,294
   Outback Steakhouse, Inc.                                                                25,400               874,776
   Sonic Corp. *                                                                           14,100               288,909
   Spartan Motors, Inc.                                                                     3,100                35,278
   Talbots, Inc.                                                                           69,700             1,918,841
   Toys "R" Us, Inc. *                                                                    107,000             1,070,000
   Ultimate Electronics, Inc. *                                                            12,300               124,845
   WCI Communities, Inc. *                                                                 32,700               333,540
   Wilsons-The Leather Experts, Inc. *                                                     43,050               215,250
                                                                                                            -----------
                                                                                                             13,405,628
                                                                                                            -----------

CONSUMER STAPLES                                                     4.6%
   Hain Celestial Group, Inc. *                                                           122,300             1,858,960
   McCormick & Co., Inc.                                                                   72,800             1,688,960
   NBTY, Inc. *                                                                             5,200                91,416
   Riviana Foods, Inc.                                                                     12,200               329,656
   Sensient Technologies Corp.                                                             12,000               269,640
   Universal Corp.                                                                         13,400               495,264
                                                                                                            -----------
                                                                                                              4,733,896
                                                                                                            -----------

ENERGY                                                               5.4%
   Amerada Hess Corp.                                                                      13,200               726,660
   BJ Services Co. *                                                                       40,800             1,318,248
   CARBO Ceramics, Inc.                                                                     5,700               192,090
   Cimarex Energy Co. *                                                                     4,400                78,760
   ENSCO International, Inc.                                                               49,800             1,466,610
   Patina Oil & Gas Corp.                                                                   7,750               245,288
   Smith International, Inc. *                                                             37,600             1,226,512
   St. Mary Land & Exploration Co.                                                         11,200               280,000
                                                                                                            -----------
                                                                                                              5,534,168
                                                                                                            -----------

FINANCIALS                                                          22.6%
   AMBAC Financial Group, Inc.                                                             11,000               618,640
   American Capital Strategies, Ltd.                                                       13,900               300,101
   AMERIGROUP Corp. *                                                                      17,500               530,425
   Annuity and Life Re (Holdings), Ltd.                                                    32,200                74,704
   Apex Mortgage Capital, Inc.                                                             18,400               120,336
   Arden Realty, Inc.                                                                      11,900               263,585
   Associated Banc-Corp.                                                                   31,584             1,071,961
   Bank of Bermuda, Ltd.                                                                   17,270               550,913
   Bank of Hawaii Corp.                                                                     8,700               264,393
   Bear Stearns Co., Inc.                                                                  31,000             1,841,400
   Camden Property Trust                                                                    6,800               224,400
   Chelsea Property Group, Inc.                                                             7,000               233,170
   Colonial BancGroup, Inc.                                                                77,700               926,961
   Compass Bancshares, Inc.                                                                30,000               938,100
   Countrywide Credit Industries, Inc.                                                     22,000             1,136,300
   Delphi Financial Group, Inc., Class A                                                    6,200               235,352

                               MID-CAP STOCK FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 2002

                                                                    % NET                                       VALUE
                                                                   ASSETS                 SHARES              (NOTE 2)
                                                                   ------                 ------              --------
FINANCIALS (CONTINUED)
   Financial Federal Corp. *                                                                7,700           $   193,501
   First Tennessee National Corp.                                                          30,400             1,092,576
   FirstMerit Corp.                                                                        38,100               825,246
   Getty Realty Corp.                                                                      13,500               255,825
   Hibernia Corp., Class A                                                                 59,700             1,149,822
   Investment Technology Group, Inc. *                                                     12,499               279,478
   IPC Holdings, Ltd.                                                                      18,100               570,874
   Jefferson-Pilot Corp.                                                                   31,000             1,181,410
   Marshall & Ilsley Corp.                                                                 42,600             1,166,388
   Mid-Atlantic Realty Trust                                                               16,400               285,360
   Platinum Underwriters Holdings, Ltd. (Bermuda) *                                        10,300               271,405
   Principal Financial Group, Inc.                                                         27,000               813,510
   Protective Life Corp.                                                                   41,000             1,128,320
   Radian Group, Inc.                                                                      30,000             1,114,500
   RAIT Investment Trust                                                                   15,400               332,640
   Reckson Assoc. Realty Corp.                                                             11,800               248,390
   Reinsurance Group of America, Inc.                                                      15,400               417,032
   SAFECO Corp.                                                                            29,400             1,019,298
   Sky Financial Group, Inc.                                                               17,100               340,461
   TCF Financial Corp.                                                                     18,400               803,896
   Universal American Financial Corp. *                                                    60,600               352,631
                                                                                                            -----------
                                                                                                             23,173,304
                                                                                                            -----------

HEALTHCARE                                                           9.7%
   Apogent Technologies, Inc. *                                                            92,900             1,932,320
   Biogen, Inc. *                                                                          25,800             1,033,548
   Celgene Corp. *                                                                         30,800               661,276
   CorVel Corp. *                                                                           8,250               294,937
   ICN Pharmaceuticals, Inc.                                                               54,400               593,504
   IDEXX Laboratories, Inc. *                                                              54,900             1,803,465
   MAXIMUS, Inc. *                                                                         18,500               482,850
   Ocular Sciences, Inc. *                                                                 11,700               181,584
   Omnicare, Inc.                                                                          82,600             1,968,358
   Orthodontic Centers of America, Inc. *                                                  36,000               392,760
   Orthofix International N.V. *                                                            4,500               126,225
   PolyMedica Corp. *                                                                      15,400               474,936
                                                                                                            -----------
                                                                                                              9,945,763
                                                                                                            -----------

INDUSTRIALS                                                         15.7%
   Albany International Corp., Class A                                                     10,300               212,798
   Avery Dennison Corp.                                                                    27,000             1,649,160
   Carlisle Cos., Inc.                                                                      9,500               393,110
   Curtiss-Wright Corp., Class B                                                            6,400               398,720
   Deswell Industries, Inc. (Hong Kong)                                                    25,500               369,750
   Eaton Corp.                                                                             21,000             1,640,310
   Genesee & Wyoming, Inc., Class A *                                                      18,450               375,457
   Granite Construction, Inc.                                                              26,300               407,650
   Ingersoll-Rand Co., Class A                                                             32,000             1,377,920
   Kadant, Inc. *                                                                          19,800               297,000
   Manpower, Inc.                                                                          46,000             1,467,400
   Mueller Industries, Inc. *                                                              49,000             1,335,250
   Parker-Hannifin Corp.                                                                   34,000             1,568,420
   Quixote Corp.                                                                           17,700               319,662
   R. R. Donnelley & Sons Co.                                                              52,000             1,132,040
   Republic Services, Inc., Class A *                                                      70,000             1,468,600
   Simpson Manufacturing Co., Inc. *                                                       12,600               414,540
   Trex Co., Inc. *                                                                         4,000               141,200
   United Stationers, Inc. *                                                               20,700               596,181
   USFreightways Corp.                                                                      9,500               273,125
   Werner Enterprises, Inc.                                                                12,700               273,431
                                                                                                            -----------
                                                                                                             16,111,724
                                                                                                            -----------

                               MID-CAP STOCK FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 2002

                                                                    % NET                                       VALUE
                                                                   ASSETS                 SHARES              (NOTE 2)
                                                                   ------                 ------              --------
INFORMATION TECHNOLOGY                                              12.0%
   Andrew Corp. *                                                                          65,600              $674,368
   ANSYS, Inc. *                                                                           21,000               424,200
   Arrow Electronics, Inc. *                                                               47,700               610,083
   Atmel Corp. *                                                                          136,500               304,395
   ATMI, Inc. *                                                                            45,000               833,400
   Black Box Corp.                                                                          8,200               367,360
   Cable Design Technologies Corp. *                                                       57,250               337,775
   Convergys Corp. *                                                                       52,800               799,920
   DuPont Photomasks, Inc. *                                                               41,000               953,250
   ESS Technology, Inc.                                                                    16,100               101,269
   LSI Logic Corp. *                                                                       71,300               411,401
   Maxtor Corp. *                                                                          32,308               163,479
   McDATA Corp., Class B *                                                                 61,900               435,157
   Molex, Inc.                                                                             19,600               451,584
   Pericom Semiconductor Corp. *                                                           30,100               250,131
   Reynolds and Reynolds Co., Class A                                                      37,100               944,937
   Storage Technology Corp. *                                                              48,600             1,041,012
   SunGard Data Systems, Inc. *                                                            31,900               751,564
   Synopsys, Inc. *                                                                        24,500             1,130,675
   Technitrol, Inc.                                                                        11,200               180,768
   Teradyne, Inc. *                                                                        32,300               420,223
   Varian Semiconductor Equipment, Inc. *                                                  29,400               698,573
                                                                                                            -----------
                                                                                                             12,285,524
                                                                                                            -----------

MATERIALS                                                            6.5%
   Air Products & Chemicals, Inc.                                                          20,000               855,000
   Florida Rock Industries, Inc.                                                            7,100               270,155
   Freeport-McMoRan Copper & Gold, Inc., Class B *                                         27,000               453,060
   Martin Marietta Materials, Inc.                                                         53,000             1,624,980
   MeadWestvaco Corp.                                                                      76,797             1,897,654
   Monsanto Co.                                                                            48,000               924,000
   Sigma-Aldrich Corp.                                                                     14,000               681,800
                                                                                                            -----------
                                                                                                              6,706,649
                                                                                                            -----------

TELECOMMUNICATION SERVICES                                           1.0%
   CenturyTel, Inc.                                                                        33,000               969,540
                                                                                                            -----------

UTILITIES                                                            6.6%
   Alliant Energy Corp.                                                                    80,000             1,324,000
   Constellation Energy Group, Inc.                                                        49,000             1,363,180
   Peoples Energy Corp.                                                                    12,900               498,585
   Pepco Holdings, Inc.                                                                    45,000               872,550
   PNM Resources, Inc.                                                                     23,400               557,388
   Questar Corp.                                                                           10,900               303,238
   WGL Holdings, Inc.                                                                      15,000               358,800
   Wisconsin Energy Corp.                                                                  61,000             1,537,200
                                                                                                            -----------
                                                                                                              6,814,941
                                                                                                            -----------

TOTAL COMMON STOCKS
(COST: $106,245,541)                                                                                         99,681,137
                                                                                                            -----------

INVESTMENT COMPANIES:                                                3.1%
   Nations Cash Reserves Fund                                                           1,000,980             1,000,980
   SSgA Prime Money Market Fund                                                         2,240,612             2,240,612
                                                                                                            -----------

TOTAL INVESTMENT COMPANIES
(COST: $3,241,592)                                                                                            3,241,592
                                                                                                            -----------

                               MID-CAP STOCK FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 2002

                                                                    % NET                                  VALUE
                                                                   ASSETS                                (NOTE 2)
                                                                   ------                                --------
TOTAL INVESTMENTS                                                  100.3%                               $102,922,729
(COST: $109,487,133**)
NET OTHER ASSETS AND LIABILITIES                                    (0.3)%                                  (334,194)
                                                                   -----                                ------------
TOTAL NET ASSETS                                                   100.0%                               $102,588,535
                                                                   =====                                ============

*     Non-income producing.

** At December 31, 2002, the cost of securities for federal tax purposes was $109,492,130.

See accompanying notes to financial statements.

                          MULTI-CAP GROWTH STOCK FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2002

                                                                    % NET                                       VALUE
                                                                   ASSETS                  SHARES             (NOTE 2)
                                                                   ------                  ------             --------
COMMON STOCKS:                                                      96.4%

CONSUMER DISCRETIONARY                                              15.4%
   Accenture, Ltd., Class A *                                                              34,600            $   622,454
   Clear Channel Communications, Inc. *                                                    72,290              2,695,694
   Comcast Corp. *                                                                         34,900                791,089
   Hollywood Entertainment Corp. *                                                         20,230                305,473
   Host Marriott Corp.                                                                     53,900                477,015
   J. Jill Group, Inc. *                                                                    6,390                 89,332
   Knight-Ridder, Inc.                                                                      4,800                303,600
   Leapfrog Enterprises, Inc. *                                                             4,290                107,893
   Liberty Media Corp., Class A *                                                          89,000                795,660
   Lowe's Cos., Inc.                                                                       39,800              1,492,500
   Mattel, Inc.                                                                            24,000                459,600
   MGM Mirage *                                                                            12,300                405,531
   Multimedia Games, Inc. *                                                                 5,430                149,108
   Pacific Sunwear of California, Inc. *                                                   16,935                299,580
   Quiksilver, Inc. *                                                                       2,600                 69,316
   Ryanair Holdings PLC, ADR *                                                              9,900                387,684
   Scientific Games Corp., Class A *                                                       24,910                180,847
   Station Casinos, Inc. *                                                                 11,310                200,187
   Steven Madden, Ltd. *                                                                    3,300                 59,631
   Timberland Co., Class A *                                                                5,150                183,391
   TJX Cos., Inc.                                                                          56,000              1,093,120
   USA Interactive *                                                                       21,600                495,072
                                                                                                             -----------
                                                                                                              11,663,777
                                                                                                             -----------

CONSUMER SERVICES                                                    5.1%
   CNF, Inc.                                                                                7,730                256,945
   Lamar Advertising Co. *                                                                 15,200                511,480
   Omnicom Group, Inc.                                                                     47,400              3,062,040
                                                                                                             -----------
                                                                                                               3,830,465
                                                                                                             -----------

CONSUMER STAPLES                                                     3.8%
   CVS Corp.                                                                               62,300              1,555,631
   Panera Bread Co., Class A *                                                              4,380                152,468
   Philip Morris Cos., Inc.                                                                28,400              1,151,052
                                                                                                             -----------
                                                                                                               2,859,151
                                                                                                             -----------

ENERGY                                                               0.9%
   Chesapeake Energy Corp.                                                                 19,920                154,181
   GlobalSantaFe Corp.                                                                     13,700                333,184
   XTO Energy, Inc.                                                                         8,040                198,588
                                                                                                             -----------
                                                                                                                 685,953
                                                                                                             -----------

FINANCIALS                                                          12.1%
   American International Group, Inc.                                                      48,831              2,824,873
   AMERIGROUP Corp. *                                                                      11,080                335,835
   Arch Capital Group, Ltd. *                                                               4,740                147,746
   Citigroup, Inc.                                                                         96,294              3,388,586
   Countrywide Credit Industries, Inc.                                                     10,100                521,665
   Freddie Mac                                                                             22,750              1,343,388
   Investment Technology Group, Inc. *                                                      3,070                 68,645
   Legg Mason, Inc.                                                                         7,500                364,050
   Providian Financial Corp.                                                               23,460                152,255
                                                                                                             -----------
                                                                                                               9,147,043
                                                                                                             -----------

                          MULTI-CAP GROWTH STOCK FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 2002

                                                                    % NET                                       VALUE
                                                                   ASSETS                  SHARES             (NOTE 2)
                                                                   ------                  ------             --------
HEALTHCARE                                                          27.4%
   Abbott Laboratories                                                                     16,100               $644,000
   Abgenix, Inc. *                                                                         21,530                158,676
   Anthem, Inc. *                                                                           7,750                487,475
   AstraZeneca PLC, ADR                                                                    58,300              2,045,747
   Cephalon, Inc. *                                                                         7,300                355,276
   CV Therapeutics, Inc. *                                                                  4,500                 81,990
   Digene Corp. *                                                                             670                  7,678
   Edwards Lifesciences Corp. *                                                             5,840                148,745
   Eli Lilly & Co.                                                                         48,080              3,053,080
   Guidant Corp. *                                                                         18,600                573,810
   HCA, Inc.                                                                               34,600              1,435,900
   Health Management Associates, Inc.                                                      19,300                345,470
   Human Genome Sciences, Inc. *                                                           49,500                436,095
   Laboratory Corporation of America Holdings *                                            19,300                448,532
   McKesson Corp.                                                                          11,800                318,954
   Millennium Pharmaceuticals, Inc. *                                                      72,740                577,556
   NPS Pharmaceuticals, Inc. *                                                              6,680                168,136
   OSI Pharmaceuticals, Inc. *                                                              4,300                 70,520
   Pharmacia Corp.                                                                         53,200              2,223,760
   Schering-Plough Corp.                                                                  165,500              3,674,100
   St. Jude Medical, Inc. *                                                                14,100                560,052
   VCA Antech, Inc. *                                                                      12,310                184,650
   Watson Pharmaceuticals, Inc. *                                                          19,700                556,919
   WellPoint Health Networks, Inc. *                                                       18,250              1,298,670
   Wyeth                                                                                   21,240                794,376
                                                                                                             -----------
                                                                                                              20,650,167
                                                                                                             -----------

INDUSTRIALS                                                          5.4%
   AGCO Corp. *                                                                             8,470                187,187
   ASE Test, Ltd. *                                                                        40,660                162,640
   Bunge, Ltd.                                                                             10,820                260,329
   ElkCorp                                                                                    720                 12,456
   General Electric Co.                                                                    34,820                847,867
   Manpower, Inc.                                                                          13,320                424,908
   Northrop Grumman Corp.                                                                  16,800              1,629,600
   PACCAR, Inc.                                                                             9,200                424,396
   STERIS Corp. *                                                                           5,790                140,408
                                                                                                             -----------
                                                                                                               4,089,791
                                                                                                             -----------

INFORMATION TECHNOLOGY                                              22.6%
   Analog Devices, Inc. *                                                                  82,900              1,978,823
   Borland Software Corp. *                                                                12,290                151,167
   Cadence Design Systems, Inc. *                                                          33,740                397,795
   CheckFree Corp. *                                                                       13,390                214,253
   DALSA Corp. *                                                                           16,290                188,092
   Dell Computer Corp. *                                                                  128,820              3,444,647
   First Data Corp.                                                                       101,040              3,577,826
   Flextronics International, Ltd. *                                                       34,900                285,831
   Garmin, Ltd. *                                                                           6,030                176,679
   Harman International Industries, Inc.                                                    2,470                146,965
   Hyperion Solutions Corp. *                                                               7,260                186,364
   Lam Research Corp. *                                                                    25,200                272,160
   Lexar Media, Inc. *                                                                     28,050                175,873
   MEMC Electronic Materials, Inc. *                                                       16,260                123,088
   Microsoft Corp. *                                                                       68,550              3,544,035
   Nam Tai Electronics, Inc.                                                               14,870                363,571
   Network Appliance, Inc. *                                                               29,900                299,000
   Network Associates, Inc. *                                                              16,041                258,100
   Pericom Semiconductor Corp. *                                                           15,390                127,891
   Pinnacle Systems, Inc. *                                                                10,650                144,947

                          MULTI-CAP GROWTH STOCK FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 2002

                                                                    % NET                                       VALUE
                                                                   ASSETS                  SHARES             (NOTE 2)
                                                                   ------                  ------             --------
INFORMATION TECHNOLOGY (CONTINUED)
   Rational Software Corp. *                                                               17,040               $177,046
   Red Hat, Inc. *                                                                         27,100                160,161
   Rudolph Technologies, Inc. *                                                             6,780                129,905
   VeriSign, Inc. *                                                                        71,200                571,024
                                                                                                             -----------
                                                                                                              17,095,243
                                                                                                             -----------

TELECOMMUNICATIONS                                                   3.1%
   American Tower Corp., Class A *                                                         40,400                142,612
   EchoStar Communications Corp., Class A *                                                25,260                562,287
   Nextel Communications, Inc., Class A *                                                  34,700                400,785
   Univision Communications, Inc., Class A *                                               13,300                325,850
   Viacom, Inc., Class B *                                                                 21,700                884,492
                                                                                                             -----------
                                                                                                               2,316,026
                                                                                                             -----------

TRANSPORTATION                                                       0.6%
   JetBlue Airways Corp. *                                                                 10,455                282,285
   Yellow Corp. *                                                                           6,870                173,062
                                                                                                             -----------
                                                                                                                 455,347
                                                                                                             -----------

TOTAL COMMON STOCKS
(COST: $69,054,115)                                                                                           72,792,963
                                                                                                             -----------

CERTIFICATE OF DEPOSIT:                                              1.5%
   State Street Eurodollar                                                              1,137,906              1,137,906
                                                                                                             -----------

TOTAL CERTIFICATE OF DEPOSIT
(COST: $1,137,906)                                                                                             1,137,906
                                                                                                             -----------

INVESTMENT COMPANY:                                                  4.5%
   SSgA Prime Money Market Fund                                                         3,364,560              3,364,560
                                                                                                             -----------

TOTAL INVESTMENT COMPANY
(COST: $3,364,560)                                                                                             3,364,560
                                                                                                             -----------

TOTAL INVESTMENTS                                                  102.4%                                     77,295,429
(COST: $73,556,581**)
NET OTHER ASSETS AND LIABILITIES                                    (2.4)%                                   (1,792,668)
                                                                  ------                                     -----------
TOTAL NET ASSETS                                                   100.0%                                    $75,502,761
                                                                  ======                                     ===========

*     Non-income producing.

** At December 31, 2002, the cost of securities for federal tax purposes was $73,940,970.

ADR     American Depository Receipt.
PLC     Public Limited Company.

See accompanying notes to financial statements.

                             GLOBAL SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2002

                                                                    % NET                                       VALUE
                                                                   ASSETS                     SHARES           (NOTE 2)
                                                                   ------                     ------           --------
COMMON STOCKS:                                                      89.8%

AUSTRALIA                                                            1.2%
   Australia and New Zealand Bank Group, Ltd.                                                 12,571              $122,740
                                                                                                               -----------

BELGIUM                                                              0.2%
   Delhaize Group                                                                                900                16,725
                                                                                                               -----------

BERMUDA                                                              0.8%
   ACE, Ltd.                                                                                   2,937                86,172
                                                                                                               -----------

BRAZIL                                                               1.4%
   Companhia De Bebidas, ADR                                                                   3,383                52,639
   Embraer Aircraft Corp., ADR                                                                 5,580                88,722
                                                                                                               -----------
                                                                                                                   141,361
                                                                                                               -----------

CANADA                                                               2.6%
   Bombardier, Inc.                                                                            9,600                32,330
   Encana Corp.                                                                                2,260                69,787
   Husky Energy, Inc.                                                                         10,400               108,431
   Manulife Financial Corp.                                                                    2,347                51,094
                                                                                                               -----------
                                                                                                                   261,642
                                                                                                               -----------

FRANCE                                                               6.8%
   Aventis S.A.                                                                                1,740                94,521
   Cap Gemini SA                                                                                 850                19,415
   Essilor International S.A.                                                                  1,130                46,512
   JC Decaux S.A. *                                                                            3,000                36,180
   Sanofi-Synthelabo S.A.                                                                      3,835               234,268
   Societe BIC S.A.                                                                            2,425                83,541
   Societe Generale                                                                            2,110               122,808
   Suez, S.A.                                                                                  2,070                35,905
   Valeo S.A.                                                                                    706                22,137
                                                                                                               -----------
                                                                                                                   695,287
                                                                                                               -----------

GERMANY                                                              0.8%
   Volkswagen AG                                                                               2,273                82,810
                                                                                                               -----------

HONG KONG                                                            1.5%
   Hong Kong and China Gas Co., Ltd.                                                          47,200                60,827
   Television Broadcasts, Ltd.                                                                28,216                89,005
                                                                                                               -----------
                                                                                                                   149,832
                                                                                                               -----------

INDIA                                                                3.4%
   Hindustan Lever, Ltd.                                                                      26,000                98,551
   ICICI Bank, Ltd.                                                                           10,825                70,362
   Infosys Technologies, Ltd.                                                                  1,200               119,403
   Zee Telefilms, Ltd.                                                                        29,100                59,171
                                                                                                               -----------
                                                                                                                   347,487
                                                                                                               -----------

JAPAN                                                                8.1%
   7-Eleven Japan Co., Ltd.                                                                    1,000                30,482
   Credit Saison Co., Ltd.                                                                     4,100                69,910
   Eisai Co., Ltd.                                                                             2,000                44,881
   KDDI Corp.                                                                                     74               239,896
   Keyence Corp.                                                                                 200                34,776
   Kyocera Corp.                                                                                 700                40,729
   Nintendo Co., Ltd.                                                                            514                47,998
   Sharp Corp.                                                                                10,000                94,897
   Shiseido Co., Ltd.                                                                          4,000                51,970

                             GLOBAL SECURITIES FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 2002

                                                                    % NET                                       VALUE
                                                                   ASSETS                     SHARES           (NOTE 2)
                                                                   ------                     ------           --------
JAPAN (CONTINUED)
   Sony Corp.                                                                                  1,900               $79,353
   Takeda Chemical Industries, Ltd.                                                            1,000                41,765
   Toshiba Corp. *                                                                             9,000                28,191
   Trend Micro, Inc. *                                                                         1,000                17,093
                                                                                                               -----------
                                                                                                                   821,941
                                                                                                               -----------

MEXICO                                                               1.9%
   Fomento Economico Mexicano, S.A. de C.V.                                                   17,300                62,974
   Grupo Modelo, S.A. de C.V.                                                                 23,100                56,508
   Grupo Televisa, S.A. de C.V., ADR *                                                         2,473                69,071
                                                                                                               -----------
                                                                                                                   188,553
                                                                                                               -----------

NETHERLANDS                                                          3.6%
   ABN AMRO Holding N.V.                                                                       6,000                98,032
   Philips Electronics N.V.                                                                    2,000                35,027
   Qiagen N.V. *                                                                               5,200                26,448
   Royal Dutch Petroleum Co.                                                                   2,382               104,856
   Wolters Kluwer CVA                                                                          5,582                97,174
                                                                                                               -----------
                                                                                                                   361,537
                                                                                                               -----------

NORWAY                                                               0.7%
   Tandberg ASA *                                                                             12,200                70,369
                                                                                                               -----------

SINGAPORE                                                            1.0%
   Singapore Press Holdings, Ltd.                                                             10,155               106,547
                                                                                                               -----------

SOUTH KOREA                                                          0.9%
   SK Telecom Co., Ltd., ADR                                                                   4,500                96,075
                                                                                                               -----------

SPAIN                                                                0.2%
   Amadeus Global Travel Distribution S.A.                                                     5,067                20,883
                                                                                                               -----------

SWEDEN                                                               1.5%
   Telefonaktiebolaget LM Ericsson *                                                         222,300               155,973
                                                                                                               -----------

SWITZERLAND                                                          1.0%
   Novartis AG                                                                                 2,933               106,984
                                                                                                               -----------

UNITED KINGDOM                                                      15.2%
   Amersham PLC                                                                                5,760                51,545
   AstraZeneca PLC                                                                             1,368                48,880
   Boots Co. PLC - Ord                                                                         6,261                59,052
   BP PLC, ADR                                                                                 2,888               117,397
   BT Group PLC                                                                               25,010                78,495
   Cadbury Schweppes PLC                                                                      15,952                99,361
   Diageo PLC                                                                                  8,660                94,083
   Dixons Group PLC                                                                           18,670                43,572
   Oxford GlycoSciences PLC *                                                                  2,490                 5,531
   Pearson PLC                                                                                 9,950                92,003
   Reckitt Benckiser PLC                                                                      13,210               256,201
   Reed Elsevier PLC                                                                          15,214               130,271
   Rentokil Initial PLC                                                                       32,877               116,414
   Royal Bank of Scotland Group PLC                                                            5,667               135,721
   Smith & Nephew PLC                                                                          8,330                51,014
   Vodafone Group PLC                                                                         88,980               162,189
                                                                                                               -----------
                                                                                                                 1,541,729
                                                                                                               -----------

                             GLOBAL SECURITIES FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 2002

                                                                    % NET                                          VALUE
                                                                   ASSETS                   SHARES              (NOTE 2)
                                                                   ------                   ------              --------
UNITED STATES                                                       37.0%
   Affymetrix, Inc. *                                                                          1,500               $34,335
   Amdocs, Ltd. *                                                                              3,900                38,298
   American Express Co.                                                                        3,270               115,595
   Amgen, Inc. *                                                                               2,350               113,599
   Applera Corp.- Applied Biosystems Group                                                     3,000                52,620
   Applied Materials, Inc. *                                                                   2,900                37,787
   AT&T Corp.                                                                                    720                18,799
   Bank One Corp.                                                                              5,829               213,050
   Berkshire Hathaway, Inc., Class B *                                                            45               109,035
   Best Buy Co., Inc. *                                                                        1,504                36,322
   Broadcom Corp., Class A *                                                                   2,800                42,168
   Cadence Design Systems, Inc. *                                                             27,671               326,241
   ChevronTexaco Corp.                                                                         1,508               100,252
   Circuit City Stores-Circuit Group                                                           9,600                71,232
   Citigroup, Inc.                                                                             1,270                44,691
   Comcast Corp., Class A *                                                                    1,164                27,435
   Electronic Arts, Inc *                                                                      1,652                82,220
   Fannie Mae                                                                                  1,510                97,138
   Gap, Inc.                                                                                   4,400                68,288
   Gilead Sciences, Inc. *                                                                     2,680                91,120
   Human Genome Sciences, Inc. *                                                               1,450                12,775
   IDEC Pharmaceuticals Corp. *                                                                1,200                39,804
   International Business Machine Corp.                                                          373                28,908
   International Flavours & Fragrances, Inc.                                                   3,182               111,688
   International Game Technology *                                                               950                72,124
   JDS Uniphase Corp. *                                                                       20,900                51,623
   Johnson & Johnson                                                                           2,117               113,704
   Lockheed Martin Corp.                                                                         900                51,975
   MBNA Corp.                                                                                  1,200                22,824
   Microsoft Corp. *                                                                           3,700               191,290
   National Semiconductor Corp. *                                                              6,700               100,567
   Northrop Grumman Corp.                                                                        800                77,600
   Novellus Systems, Inc. *                                                                    1,200                33,696
   Oxford Health Plans, Inc. *                                                                 1,100                40,095
   Pfizer, Inc.                                                                                3,260                99,658
   QUALCOMM, Inc. *                                                                            7,300               265,647
   Quest Diagnostics, Inc. *                                                                   1,800               102,420
   Quintiles Transnational Corp. *                                                               821                 9,934
   RadioShack Corp.                                                                            1,900                35,606
   Raytheon Co.                                                                                3,600               110,700
   Scientific-Atlanta, Inc.                                                                    5,750                68,195
   Sirius Satellite Radio, Inc. *                                                              4,700                 3,008
   Sybase, Inc. *                                                                              7,154                95,864
   Symantec Corp. *                                                                            1,500                60,765
   Synopsys, Inc. *                                                                            2,327               107,391
   Wachovia Corp.                                                                              3,619               131,876
                                                                                                               -----------
                                                                                                                 3,759,962
                                                                                                               -----------
TOTAL COMMON STOCKS
(COST: $10,755,213)                                                                                              9,134,609
                                                                                                               -----------

PREFERRED STOCKS:                                                    4.5%

BRAZIL                                                               0.6%
   Tele Norte Leste Participacoes S.A.                                                     8,096,029                62,435
                                                                                                               -----------

GERMANY                                                              3.9%
   Fresenius AG                                                                                2,528                96,633
   Porsche AG                                                                                    402               166,945
   Wella AG                                                                                    2,235               133,599
                                                                                                               -----------
                                                                                                                   397,177
                                                                                                               -----------
TOTAL PREFERRED STOCKS
(COST: $638,940)                                                                                                   459,612
                                                                                                               -----------

                             GLOBAL SECURITIES FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                December 31, 2002

                                           % NET           COUPON            MATURITY              PAR               VALUE
                                          ASSETS            RATE               DATE              AMOUNT             (NOTE 2)
                                          ------            ----               ----              ------             --------
CORPORATE NOTES AND BONDS:                 0.0%

UNITED KINGDOM                             0.0%
   Telewest Communications PLC                             11.000%           10/01/07            $13,000                $2,340
                                                                                                                   -----------

TOTAL CORPORATE NOTES AND BONDS
(COST: $10,590)                                                                                                         $2,340
                                                                                                                   -----------

CERTIFICATE OF DEPOSIT:                    2.1%

UNITED STATES                              2.1%
   State Street Eurodollar                                                                       211,677               211,677
                                                                                                                   -----------

TOTAL CERTIFICATE OF DEPOSIT
(COST: $211,677)                                                                                                       211,677
                                                                                                                   -----------

INVESTMENT COMPANY:                        4.5%                                                  SHARES
                                                                                                 ------

UNITED STATES                              4.5%
   SSgA Prime Money Market Fund                                                                  454,445               454,445
                                                                                                                   -----------

TOTAL INVESTMENT COMPANY
(COST: $454,445)                                                                                                       454,445
                                                                                                                   -----------

TOTAL INVESTMENTS                        100.9%                                                                     10,262,683
(COST: $12,070,865**)
NET OTHER ASSETS AND LIABILITIES          (0.9)%                                                                      (88,228)
                                        ------                                                                     -----------
TOTAL NET ASSETS                         100.0%                                                                    $10,174,455
                                        ======                                                                     ===========

*     Non-income producing.

** At December 31, 2002, the cost of securities for federal tax purposes was $12,144,319.

ADR     American Depository Receipt.
PLC     Public Limited Company.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency                     Settlement Date       Local Amount        Face Amount           Value               (Depreciation)
--------                     ---------------       ------------        -----------           -----               --------------
Japanese Yen (sell)             05/01/03         (Y)(32,149,800)        $(265,000)         $(271,937)                $(6,937)
Japanese Yen (sell)             05/02/03         (Y)(16,285,738)        $(130,547)         $(137,756)                $(7,209)
Japanese Yen (sell)             05/02/03         (Y)(16,484,072)        $(134,453)         $(139,434)                $(4,981)
                                                                                                                   ----------
                                                                                                                    $(19,127)
                                                                                                                   ==========

See accompanying notes to financial statements.

                             GLOBAL SECURITIES FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                December 31, 2002

OTHER INFORMATION:

Industry Categories as a Percentage of Net Assets:                     % of Net Assets
                                                                       ---------------
   Drugs & Healthcare                                                        9.8%
   Telecommunications                                                        8.7%
   Financial Services                                                        6.6%
   Computer Software/Services                                                6.4%
   Oil & Gas                                                                 5.8%
   Net Other Assets and Liabilities                                          5.7%
   Banks                                                                     5.6%
   Electronics                                                               4.9%
   Medical Products/Supplies                                                 4.4%
   Cosmetics & Toiletries                                                    4.3%
   Software                                                                  4.0%
   Food & Beverages                                                          3.6%
   Aerospace                                                                 3.6%
   Retail                                                                    3.6%
   Telephone                                                                 3.2%
   Publishing                                                                2.9%
   Automobiles                                                               2.7%
   Business Services                                                         2.4%
   Insurance                                                                 2.4%
   Communication Services                                                    1.7%
   Semiconductors                                                            1.7%
   Media-TV/Radio/Cable                                                      1.5%
   Household Appliances & Home Furnishings                                   1.3%
   Medical Services                                                          1.1%
   Chemicals                                                                 1.1%
   Manufacturing                                                             0.8%
   Transportation                                                            0.2%
                                                                          ------
                                                                           100.0%
                                                                          ======

                            INTERNATIONAL STOCK FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2002

                                                                     % NET                                          VALUE
                                                                    ASSETS                    SHARES              (NOTE 2)
                                                                    ------                    ------              --------
COMMON STOCKS:                                                      94.2%

ARGENTINA                                                            0.1%
   Tenaris S.A., ADR *                                                                          1,428               $27,446
                                                                                                                -----------

AUSTRALIA                                                            1.7%
   BHP, Ltd.                                                                                   51,822               296,003
   TABCORP Holdings, Ltd.                                                                       8,900                53,340
                                                                                                                -----------
                                                                                                                    349,343
                                                                                                                -----------

AUSTRIA                                                              0.2%
   Erste Bank der oesterreichischen Sparkassen AG                                                 540                36,328
                                                                                                                -----------

BELGIUM                                                              1.2%
   Ackermans & van Haaren N.V.                                                                  2,000                36,914
   Fortis Group                                                                                 9,500               167,372
   Solvus S.A.                                                                                  3,818                31,031
   Solvus S.A. Strip VVPR                                                                         218                     2
                                                                                                                -----------
                                                                                                                    235,319
                                                                                                                -----------

BRAZIL                                                               1.1%
   Banco Itau S.A., ADR                                                                         1,841                43,816
   Brasileira Distribuicao Pao de Acucar, ADR                                                   1,470                22,491
   Companhia De Bebidas, ADR                                                                    2,620                40,767
   Companhia Vale do Rio Doce, ADR                                                              1,850                53,483
   Copel, ADR                                                                                  11,000                30,910
   Embraer Aircraft Corp., ADR                                                                  2,100                33,390
                                                                                                                -----------
                                                                                                                    224,857
                                                                                                                -----------

CHILE                                                                0.4%
   AFP Provida, ADR                                                                             3,300                76,197
                                                                                                                -----------

CHINA                                                                0.7%
   China Mobile HK, Ltd., ADR *                                                                 5,100                61,608
   CNOOC, Ltd., ADR                                                                             2,940                76,587
                                                                                                                -----------
                                                                                                                    138,195
                                                                                                                -----------

CROATIA                                                              0.3%
   Pliva d.d., GDR (C)                                                                          4,900                70,162
                                                                                                                -----------

DENMARK                                                              1.0%
   Novo Nordisk A/S                                                                             6,900               199,184
                                                                                                                -----------

EGYPT                                                                0.3%
   Commercial International Bank of Egypt                                                       4,900                28,585
   Egypt Mobile Telecom                                                                         5,004                33,396
                                                                                                                -----------
                                                                                                                     61,981
                                                                                                                -----------

FINLAND                                                              3.3%
   Amer Group, Ltd.                                                                             3,300               120,779
   Nokia Oyj                                                                                   25,200               400,372
   Samp Leonia Insurance                                                                        6,800                51,701
   TietoEnator Oyj                                                                              2,500                34,083
   Vaisala Oyj                                                                                  2,100                50,608
                                                                                                                -----------
                                                                                                                    657,543
                                                                                                                -----------

                            INTERNATIONAL STOCK FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 2002

                                                                     % NET                                        VALUE
                                                                    ASSETS                  SHARES              (NOTE 2)
                                                                    ------                  ------              --------
FRANCE                                                               6.6%
   BNP Paribas                                                                                5,680              $231,295
   Carbone-Lorraine, S.A.                                                                     1,700                39,685
   Carrefour S.A.                                                                             2,850               126,815
   GrandVision S.A.                                                                           3,200                63,425
   Lagardere S.C.A.                                                                           5,070               205,817
   Neopost, S.A. *                                                                            1,900                61,171
   Schneider Electric S.A. *                                                                  1,600                75,657
   Societe BIC S.A.                                                                           2,100                72,345
   Total Fina Elf, Series B                                                                   2,910               415,339
   Union Financiere de France Banque S.A.                                                     1,000                24,120
                                                                                                              -----------
                                                                                                                1,315,669
                                                                                                              -----------

GERMANY                                                              1.8%
   Bayerische Motoren Werke (BMW) AG                                                          5,300               160,740
   Medion AG                                                                                  1,000                35,394
   Siemens AG NPV                                                                             2,300                97,686
   Stada Arzneimittel AG                                                                      1,100                44,182
   Techem AG *                                                                                2,200                16,127
                                                                                                              -----------
                                                                                                                  354,129
                                                                                                              -----------

GREECE                                                               0.1%
   Greek Organization of Football Prognostics                                                 1,040                10,950
                                                                                                              -----------

HONG KONG                                                            1.7%
   CLP Holdings, Ltd.                                                                        20,000                80,528
   Esprit Asia Holdings, Ltd.                                                                40,545                68,108
   Hong Kong and China Gas Co., Ltd.                                                         55,000                70,879
   Tingyi Holdings Corp.                                                                    186,000                48,297
   Yue Yuen Industrial Holdings, Ltd.                                                        21,000                68,397
                                                                                                              -----------
                                                                                                                  336,209
                                                                                                              -----------

HUNGARY                                                              0.5%
   EGIS Rt.                                                                                     540                33,375
   Gedeon Richter Rt.                                                                         1,170                77,254
                                                                                                              -----------
                                                                                                                  110,629
                                                                                                              -----------

INDIA                                                                1.3%
   Hindalco Industries, Ltd., GDR                                                             2,300                28,125
   Hindustan Lever, Ltd.                                                                      8,400                31,840
   Reliance Industries, Ltd.                                                                  4,370                54,263
   Satyam Computer Services                                                                   7,800                45,206
   State Bank of India, GDR (C)                                                               7,800                91,957
                                                                                                              -----------
                                                                                                                  251,391
                                                                                                              -----------

INDONESIA                                                            0.7%
   HM Sampoerna Tbk PT                                                                      158,000                65,318
   Telekomunikasi Indonesia                                                                  36,000                15,486
   Telekomunikasi Indonesia, ADR                                                              5,900                50,091
                                                                                                              -----------
                                                                                                                  130,895
                                                                                                              -----------

IRELAND                                                              3.2%
   Allied Irish Banks PLC                                                                    14,748               199,011
   Anglo Irish Bank Corp.                                                                     5,600                39,817
   Bank of Ireland - Ord                                                                     18,000               184,047
   CRH PLC IE                                                                                10,968               135,150
   DCC PLC                                                                                    3,100                31,859
   Uts Waterford Wedgwood                                                                    83,321                42,816
                                                                                                              -----------
                                                                                                                  632,700
                                                                                                              -----------

                            INTERNATIONAL STOCK FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 2002

                                                                     % NET                                        VALUE
                                                                    ASSETS                  SHARES              (NOTE 2)
                                                                    ------                  ------              --------
ISRAEL                                                               0.3%
   Bank Hapoalim, Ltd.                                                                       21,400               $30,599
   Koor Industries, Ltd. *                                                                    1,971                20,170
                                                                                                              -----------
                                                                                                                   50,769
                                                                                                              -----------

ITALY                                                                5.5%
   Alleanza Assicurazioni SpA                                                                14,150               107,138
   Davide Campari-Milano SpA                                                                  1,100                34,342
   ENI SpA                                                                                   27,900               443,270
   Interpump Group SpA                                                                       15,400                65,407
   Natuzzi SpA, ADR                                                                           3,800                38,608
   Permasteelisa SpA                                                                          2,200                34,584
   Snam Rete Gas SpA                                                                         14,500                49,420
   Telecom Italia SpA                                                                        41,700               316,173
                                                                                                              -----------
                                                                                                                1,088,942
                                                                                                              -----------

JAPAN                                                               10.2%
   ACOM Co., Ltd.                                                                             1,400                45,975
   ADERANS Co., Ltd.                                                                            400                 8,926
   Belluna Co., Ltd.                                                                          1,200                41,731
   Canon, Inc.                                                                                6,000               225,834
   East Japan Railway Co.                                                                        34               168,626
   Hisamitsu Pharmaceutical Co., Inc.                                                         3,000                35,365
   Japan Digital Laboratory Co., Ltd.                                                         3,000                18,819
   Kao Corp.                                                                                  9,000               197,415
   KOSE Corp.                                                                                 1,100                35,012
   Meitec Corp.                                                                                 700                17,093
   Nikko Cordial Corp.                                                                       46,000               154,934
   Nippon Ceramic Co., Ltd.                                                                   2,000                14,264
   Nippon Telegraph & Telephone Corp.                                                            39               141,538
   Nissan Motor Co., Ltd.                                                                    39,000               304,092
   Nissin Kogyo Co., Ltd.                                                                     1,800                37,664
   NTT DoCoMo, Inc.                                                                              56               103,267
   Sammy Corp.                                                                                1,700                33,782
   Secom Techno Service Co., Ltd.                                                             1,000                18,609
   Sony Corp.                                                                                 5,000               208,825
   Suruga Bank, Ltd.                                                                          7,000                27,526
   Tokyo Gas Co., Ltd.                                                                       13,000                40,721
   Toyota Motor Corp.                                                                         5,200               139,677
   Yoshinoya D&C Co., Ltd.                                                                       18                26,676
                                                                                                              -----------
                                                                                                                2,046,371
                                                                                                              -----------

MEXICO                                                               1.7%
   America Telecom, S.A. de C.V., Series A1 *                                                44,000                25,758
   Carso Global Telecom, Series A1 *                                                         15,500                17,255
   Cemex S.A., ADR                                                                            1,580                33,986
   Femsa, ADR                                                                                 1,060                38,605
   Grupo Financiero Banorte, Series O                                                        21,100                51,636
   Grupo Televisa, S.A. de C.V., ADR *                                                        1,250                34,913
   Kimberly-Clark de Mexico, Class A                                                         14,400                33,167
   Panamerican Beverages, Inc., Class A                                                       1,700                35,326
   Telefonos de Mexico, ADR                                                                   2,450                78,351
                                                                                                              -----------
                                                                                                                  348,997
                                                                                                              -----------

NETHERLANDS                                                          9.1%
   ABN AMRO Holding N.V.                                                                     12,100               197,699
   Boskalis Westminster N.V.                                                                  1,800                36,375
   Euronext N.V.                                                                              1,700                36,922
   Fugro N.V.                                                                                 1,255                56,764
   Head N.V.                                                                                  7,900                16,818
   Heineken N.V.                                                                              7,987               311,586
   Hunter Douglas N.V.                                                                        3,111                93,144

                            INTERNATIONAL STOCK FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 2002

                                                                     % NET                                        VALUE
                                                                    ASSETS                  SHARES              (NOTE 2)
                                                                    ------                  ------              --------
NETHERLANDS (CONTINUED)
   IHC Caland N.V.                                                                            1,023             $  53,963
   Imtech N.V.                                                                                3,100                40,865
   Koninklijke KPN *                                                                         55,400               360,207
   Philips Electronics N.V.                                                                   5,800               101,577
   Royal Dutch Petroleum Co.                                                                  8,800               387,138
   Telegraag Holdings                                                                         2,700                43,718
   United Services Group N.V.                                                                 2,575                28,786
   Van der Moolen Holding N.V.                                                                2,000                42,997
                                                                                                              -----------
                                                                                                                1,808,559
                                                                                                              -----------

NORWAY                                                               0.2%
   Ekornes ASA                                                                                2,800                33,915
                                                                                                              -----------

PERU                                                                 0.2%
   Credicorp, Ltd.                                                                            3,500                32,900
                                                                                                              -----------

PHILIPPINES                                                          0.3%
   Philippine Long Distance Telephone Co., ADR *                                              3,700                18,611
   San Miguel Corp., Class B                                                                 32,800                40,551
                                                                                                              -----------
                                                                                                                   59,162
                                                                                                              -----------

RUSSIA                                                               0.6%
   Lukoil, ADR                                                                                1,490                91,547
   Wimm-Bill-Dann Foods OJSC, ADR *                                                           1,380                24,771
                                                                                                              -----------
                                                                                                                  116,318
                                                                                                              -----------

SINGAPORE                                                            1.5%
   Fraser & Neave, Ltd.                                                                       7,200                32,375
   Overseas Chinese Banking Corp., Ltd.                                                      20,000               111,263
   United Overseas Bank, Ltd.                                                                18,000               122,445
   Want Want Holdings, Ltd.                                                                  64,000                38,080
                                                                                                              -----------
                                                                                                                  304,163
                                                                                                              -----------

SOUTH AFRICA                                                         2.4%
   ABSA Group, Ltd.                                                                          16,600                61,156
   Impala Platinum Holdings, Ltd.                                                               570                36,217
   Iscor, Ltd.                                                                               35,994                89,172
   Kumba Resources, Ltd.                                                                     20,300                77,035
   Old Mutual (C)                                                                            22,200                31,443
   Sanlam, Ltd.                                                                              53,000                46,960
   Sappi, Ltd.                                                                                3,340                44,585
   Sasol, Ltd.                                                                                4,890                59,860
   Steinhoff International Holdings, Ltd.                                                    34,500                28,155
                                                                                                              -----------
                                                                                                                  474,583
                                                                                                              -----------

SOUTH KOREA                                                          2.9%
   Hite Brewery Co., Ltd.                                                                       850                35,188
   Kookmin Bank                                                                               2,931               103,792
   KT Corp., ADR                                                                              3,450                74,348
   LG Household & Health Care, Ltd.                                                             750                23,776
   Posco, ADR                                                                                 2,700                66,771
   Samsung Electronics, Ltd., GDR (C)                                                         1,040               138,840
   Samsung Fire & Marine Insurance                                                            1,080                59,006
   Samsung SDI Co., Ltd.                                                                        240                13,861
   SK Telecom Co., Ltd., ADR                                                                  3,200                68,320
                                                                                                              -----------
                                                                                                                  583,902
                                                                                                              -----------

                            INTERNATIONAL STOCK FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 2002

                                                                     % NET                                        VALUE
                                                                    ASSETS                  SHARES              (NOTE 2)
                                                                    ------                  ------              --------
SPAIN                                                                2.8%
   Abengoa, S.A.                                                                              6,000               $35,236
   Aldeasa, S.A.                                                                              2,700                39,726
   Altadis, S.A.                                                                              9,200               209,748
   Banco Pastor, S.A.                                                                         3,000                55,875
   Endesa, S.A.                                                                              14,900               174,226
   Prosegur, CIA de Seguridad S.A.                                                            5,300                53,913
                                                                                                              -----------
                                                                                                                  568,724
                                                                                                              -----------

SWEDEN                                                               0.7%
   Alfa Laval *                                                                               4,000                32,206
   Elekta AB *                                                                                5,580                56,480
   Sandvik AB                                                                                 2,700                60,404
                                                                                                              -----------
                                                                                                                  149,090
                                                                                                              -----------

SWITZERLAND                                                          5.3%
   Bank Sarasin & Cie, Registered, Class B                                                       19                21,128
   Cie Fin Richemont AG UTS                                                                  10,700               199,595
   Credit Suisse Group *                                                                      2,900                62,902
   Edipresse, S.A. - Bearer                                                                     150                49,888
   Gurit-Heberlein AG                                                                            30                13,990
   Kaba Holding AG, Series B                                                                    234                43,481
   Novartis AG                                                                               10,100               368,408
   UBS AG *                                                                                   6,300               306,095
                                                                                                              -----------
                                                                                                                1,065,487
                                                                                                              -----------

TAIWAN                                                               0.8%
   China Steel Corp., GDR                                                                     3,566                38,869
   Compal Electronics, Inc., GDR                                                              7,916                40,767
   Fubon Financial Holdings Co., Ltd.                                                         6,900                54,772
   United Microelectronics Corp., ADR                                                         6,499                21,837
                                                                                                              -----------
                                                                                                                  156,245
                                                                                                              -----------

THAILAND                                                             0.4%
   Delta Electronics (Thailand) Public Co., Ltd.                                             40,700                25,703
   PTT PLC (C)                                                                               32,200                31,342
   Thai Union Frozen Products Public Co., Ltd.                                               10,400                 4,097
   Thai Union Frozen Products Public Co., Ltd. - Foreign                                     31,000                12,213
                                                                                                              -----------
                                                                                                                   73,355
                                                                                                              -----------

TURKEY                                                               0.1%
   Turkiye Garanti Bankasi A.S., ADR (C)*                                                    16,029                20,761
                                                                                                              -----------

UNITED KINGDOM                                                      22.8%
   Amersham PLC                                                                              17,400               155,709
   Ashtead Group PLC - Ord                                                                   36,900                14,848
   Barclays PLC                                                                              27,900               172,884
   Boots Co. PLC - Ord                                                                       28,800               271,632
   BP PLC                                                                                    41,400               284,524
   BT Group PLC                                                                              38,470               120,739
   Cadbury Schweppes PLC                                                                     30,800               191,846
   Carpetright PLC - Ord                                                                      3,600                34,128
   Collins Stewart Holdings PLC                                                               9,200                47,087
   De La Rue PLC                                                                              1,100                 5,152
   Diageo PLC                                                                                22,900               248,788
   Euromoney Publications PLC                                                                 3,400                13,133
   FKI PLC - Ord                                                                             17,175                24,326
   GlaxoSmithKline PLC                                                                       25,000               479,631
   HSBC Holdings PLC                                                                         36,100               398,877
   Imperial Tobacco Group PLC                                                                14,940               253,685
   Intertek Testing Services PLC *                                                            8,500                55,133

                            INTERNATIONAL STOCK FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               December 31, 2002

                                                                     % NET                                        VALUE
                                                                    ASSETS                  SHARES              (NOTE 2)
                                                                    ------                  ------              --------
UNITED KINGDOM (CONTINUED)
   John Wood Group PLC                                                                       13,900               $35,963
   Kidde PLC                                                                                 66,700                75,953
   Kingfisher PLC                                                                            47,800               171,178
   Luminar PLC - Ord                                                                          7,800                49,024
   Man Group PLC                                                                              5,176                73,894
   Northgate PLC - Ord                                                                        8,600                55,871
   Royal Bank of Scotland Group PLC                                                           8,400               201,175
   Signet Group PLC, ADR                                                                      1,950                63,375
   Singer & Friedlander Group PLC                                                            11,333                24,169
   Standard Chartered PLC - Ord                                                              13,500               153,401
   Tesco PLC                                                                                 43,500               135,826
   Trinity Mirror PLC                                                                         7,700                53,107
   Unilever PLC                                                                              28,800               273,950
   Vodafone Group PLC                                                                       209,400               381,686
   William Hill PLC                                                                          10,100                36,901
                                                                                                              -----------
                                                                                                                4,557,595
                                                                                                              -----------

VENEZUELA                                                            0.2%
   CANTV, ADR                                                                                 3,731                47,011
                                                                                                              -----------

TOTAL COMMON STOCKS
(COST: $20,135,519)                                                                                            18,805,976
                                                                                                              -----------

PREFERRED STOCKS:                                                    0.5%

BRAZIL                                                               0.2%
   Caemi Mineracao e Metalurgica S.A.                                                       349,000                51,758
                                                                                                              -----------

GERMANY                                                              0.3%
   Fielmann AG                                                                                1,700                59,902
                                                                                                              -----------

TOTAL PREFERRED STOCKS
(COST: $116,060)                                                                                                  111,660
                                                                                                              -----------

CERTIFICATE OF DEPOSIT:                                              0.6%                 PAR AMOUNT
                                                                                          ----------
UNITED STATES                                                        0.6%
   State Street Eurodollar                                                                 $112,215               112,215
                                                                                                              -----------

TOTAL CERTIFICATE OF DEPOSIT
(COST: $112,215)                                                                                                  112,215
                                                                                                              -----------

INVESTMENT COMPANY:                                                  4.5%

UNITED STATES                                                        4.5%                   SHARES
                                                                                            ------
   SSgA Prime Money Market Fund                                                             891,877               891,877
                                                                                                              -----------

TOTAL INVESTMENT COMPANY
(COST: $891,877)                                                                                                  891,877
                                                                                                              -----------

TOTAL INVESTMENTS                                                   99.8%                                      19,921,728
(COST: $21,255,671**)
NET OTHER ASSETS AND LIABILITIES                                     0.2%                                          37,302
                                                                 -------                                      -----------
TOTAL NET ASSETS                                                   100.0%                                     $19,959,030
                                                                 =======                                      ===========

                            INTERNATIONAL STOCK FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                December 31, 2002

*     Non-income producing.

** At December 31, 2002, the cost of securities for federal tax purposes was $21,267,450.

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR     American Depository Receipt.
GDR     Global Depository Receipt.
PLC     Public Limited Company.

See accompanying notes to financial statements.

OTHER INFORMATION:


Industry Categories as a Percentage of Net Assets:                % of Net Assets
                                                                  ---------------
   Banks                                                              14.4%
   Oil & Gas                                                           9.8%
   Drugs & Healthcare                                                  7.6%
   Communication Services                                              7.2%
   Food & Beverages                                                    7.1%
   Telecommunications                                                  6.6%
   Retail                                                              5.3%
   Financial Services                                                  5.3%
   Net Other Assets and Liabilities                                    5.3%
   Mining                                                              3.7%
   Electronics                                                         3.1%
   Automobiles                                                         3.0%
   Household Appliances & Home Furnishings                             3.0%
   Tobacco                                                             2.7%
   Business Services                                                   1.8%
   Manufacturing                                                       1.7%
   Computers & Business Equipment                                      1.5%
   Insurance                                                           1.5%
   Electric Utilities                                                  1.4%
   Leisure Time                                                        1.4%
   Railroads & Equipment                                               1.1%
   Electrical Equipment                                                0.8%
   Construction & Mining Equipment                                     0.7%
   Industrial Machinery                                                0.7%
   Chemicals                                                           0.5%
   Paper                                                               0.4%
   Gas & Pipeline Utilities                                            0.4%
   Conglomerates                                                       0.3%
   Apparel & Textiles                                                  0.3%
   Software                                                            0.3%
   Publishing                                                          0.3%
   Hotels & Restaurants                                                0.2%
   Auto Parts                                                          0.2%
   Construction Materials                                              0.2%
   Aerospace                                                           0.2%
                                                                     -----
                                                                     100.0%
                                                                     =====

                                ULTRA SERIES FUND
                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 2002

                                           MONEY                          HIGH                         GROWTH AND        CAPITAL
                                          MARKET          BOND           INCOME         BALANCED         INCOME       APPRECIATION
ASSETS:                                    FUND           FUND            FUND            FUND         STOCK FUND      STOCK FUND
                                           ----           ----            ----            ----         ----------      ----------
Investments in securities, at value -
see accompanying schedule*              $176,007,321   $561,781,577     $25,332,995    $593,941,839    $764,559,004    $596,664,993
Foreign currency**                                --             --              --              --              --              --
Collateral held for securities
  on loan, at value                               --     86,024,163       4,446,685      29,496,922      14,749,900      32,645,719
Receivables:
  Investment securities sold                      --             --              --          79,013              --         222,952
  Fund shares sold                           833,690             --              --          98,595              --              --
  Dividends and interest                     674,299      5,537,341         542,257       3,505,421       2,017,171         619,150
  Foreign tax reclaims                            --             --           3,880              --              --              --
                                       -------------  -------------   -------------   -------------   -------------   -------------
    Total assets                         177,515,310    653,343,081      30,325,817     627,121,790     781,326,075     630,152,814
                                       -------------  -------------   -------------   -------------   -------------   -------------

LIABILITIES:
Unrealized depreciation on
  forward currency contracts                      --             --           2,573              --              --              --
Payables:
  Investment securities purchased                 --     12,874,932              --       5,009,385              --       3,576,302
  Upon return of securities loaned                --     86,024,163       4,446,685      29,496,922      14,749,900      32,645,719
Fund shares redeemed                              --        684,943           8,390              --       1,253,826         992,747
Accrued management fees                       67,279        251,924          16,130         353,459         395,525         410,264
Accrued expenses and
  other payables                               5,132         13,529           1,590          18,618          31,334          15,622
                                       -------------  -------------   -------------   -------------   -------------   -------------
    Total liabilities                         72,411     99,849,491       4,475,368      34,878,384      16,430,585      37,640,654
                                       -------------  -------------   -------------   -------------   -------------   -------------
Net assets applicable to
  outstanding capital stock             $177,442,899   $553,493,590     $25,850,449    $592,243,406    $764,895,490    $592,512,160
                                       =============  =============   =============   =============   =============   =============
Represented by:
  Capital stock and additional
   paid-in capital                      $177,442,899   $542,070,129     $27,797,928    $640,030,459    $891,717,952    $818,292,855
  Accumulated undistributed (over-
   distributed) net investment income             --        678,417          (4,829)        590,472         575,467         182,324
  Accumulated net realized gain
   (loss) on investments and foreign
   currency related transactions                  --     (9,657,794)     (1,515,787)    (28,565,221)    (25,062,144)   (116,440,155)
  Unrealized appreciation
   (depreciation) on investments
   (including appreciation
   (depreciation) on foreign
   currency related transactions)                 --     20,402,838        (426,863)    (19,812,304)   (102,335,785)   (109,522,864)
                                       -------------  -------------   -------------   -------------   -------------   -------------

Total net assets - representing
  net assets applicable to
  outstanding capital stock             $177,442,899   $553,493,590     $25,850,449    $592,243,406    $764,895,490    $592,512,160
                                       =============  =============   =============   =============   =============   =============
Number of Class Z Shares
  issued and outstanding                 177,442,899     52,251,393       2,858,001      37,371,665      34,462,033      41,864,174
                                       =============  =============   =============   =============   =============   =============
Net asset value per share of
  outstanding capital stock                    $1.00         $10.59           $9.04          $15.85          $22.20          $14.15
                                       =============  =============   =============   =============   =============   =============
*Cost of Investments                    $176,007,321   $541,378,739     $25,757,316    $613,754,143    $866,894,789    $706,187,857
                                       -------------  -------------   -------------   -------------   -------------   -------------
**Cost of Foreign Currency             $          --  $          --   $          --   $          --   $          --   $          --
                                       -------------  -------------   -------------   -------------   -------------   -------------

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                                December 31, 2002

                                          MID-CAP        MULTI-CAP        GLOBAL       INTERNATIONAL
                                           STOCK       GROWTH STOCK     SECURITIES         STOCK
ASSETS:                                    FUND            FUND            FUND            FUND
-------                                    ----            ----            ----            ----
Investments in securities, at value -
see accompanying schedule*              $102,922,729     $77,295,429     $10,262,683     $19,921,728
Foreign currency**                                --               7           3,287          42,844
Collateral held for securities
  on loan, at value                       16,052,364       3,866,223       1,769,616              --
Receivables:
  Investment securities sold                      --              --             514          21,186
  Fund shares sold                                --         174,395              --             610
  Dividends and interest                     108,191          50,989          14,145          28,775
  Foreign tax reclaims                            --              27           2,789          21,483
                                       -------------   -------------   -------------   -------------
    Total assets                         119,083,284      81,387,070      12,053,034      20,036,626
                                       -------------   -------------   -------------   -------------

LIABILITIES:
Unrealized depreciation on
  forward currency contracts                      --              --          19,127              --
Payables:
  Investment securities purchased            217,442       1,960,877          78,846          53,561
  Upon return of securities loaned        16,052,364       3,866,223       1,769,616              --
Fund shares redeemed                         133,690              --             836              --
Accrued management fees                       87,783          54,425           8,266          20,047
Accrued expenses and
  other payables                               3,470           2,784           1,888           3,988
                                       -------------   -------------   -------------   -------------
    Total liabilities                     16,494,749       5,884,309       1,878,579          77,596
                                       -------------   -------------   -------------   -------------
Net assets applicable to
  outstanding capital stock             $102,588,535     $75,502,761     $10,174,455     $19,959,030
                                       =============   =============   =============   =============
Represented by:
  Capital stock and additional
   paid-in capital                      $113,343,840     $78,980,986     $14,060,362     $26,098,711
  Accumulated undistributed (over-
   distributed) net investment income         21,323           1,399            (180)         (2,869)
  Accumulated net realized gain
   (loss) on investments and foreign
   currency related transactions          (4,212,224)     (7,218,473)     (2,058,945)     (4,805,900)
  Unrealized appreciation
   (depreciation) on investments
   (including appreciation
   (depreciation) on foreign
   currency related transactions)         (6,564,404)      3,738,849      (1,826,782)     (1,330,912)
                                       -------------   -------------   -------------   -------------

Total net assets - representing
  net assets applicable to
  outstanding capital stock             $102,588,535     $75,502,761     $10,174,455     $19,959,030
                                       =============   =============   =============   =============
Number of Class Z Shares
  issued and outstanding                   9,139,762      16,175,427       1,466,831       2,775,313
                                       =============   =============   =============   =============
Net asset value per share of
  outstanding capital stock                   $11.22           $4.67           $6.94           $7.19
                                       =============   =============   =============   =============
*Cost of Investments                    $109,487,133     $73,556,581     $12,070,865     $21,255,671
                                       -------------   -------------   -------------   -------------
**Cost of Foreign Currency             $          --              $7          $3,212         $42,690
                                       -------------   -------------   -------------   -------------

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                            STATEMENTS OF OPERATIONS
                          Year Ended December 31, 2002

                                       MONEY                           HIGH                           GROWTH AND         CAPITAL
                                      MARKET          BOND            INCOME          BALANCED          INCOME        APPRECIATION
                                       FUND           FUND             FUND             FUND          STOCK FUND       STOCK FUND
                                       ----           ----             ----             ----          ----------       ----------
Investment income:
  Interest income                   $3,453,548     $25,630,096       $1,773,735      $18,971,406         $327,349         $341,745

  Dividend income                           --              --           27,645        5,418,850       17,643,000        6,918,721

  Less: Foreign taxes withheld              --              --           (1,219)         (35,567)        (122,417)              --

  Securities lending income                 --          94,577           11,591           64,510           24,332           70,632
                                    ----------   -------------    -------------    -------------    -------------    -------------
    Total income                     3,453,548      25,724,673        1,811,752       24,419,199       17,872,264        7,331,098
                                    ----------   -------------    -------------    -------------    -------------    -------------

Expenses:

  Management fees                      814,603       2,486,780          161,728        4,468,675        5,375,023        5,559,099

  Trustees' fees                         1,418           1,418              502            1,418            1,418            1,418

  Audit fees                             5,689          14,083            1,590           15,729           20,287           16,177
                                    ----------   -------------    -------------    -------------    -------------    -------------
    Total expenses                     821,710       2,502,281          163,820        4,485,822        5,396,728        5,576,694
                                    ----------   -------------    -------------    -------------    -------------    -------------
Net investment income                2,631,838      23,222,392        1,647,932       19,933,377       12,475,536        1,754,404
                                    ----------   -------------    -------------    -------------    -------------    -------------

Realized and unrealized
  gain (loss) on investments:
  Net realized gain (loss)
   on investments (including
   net realized gain (loss) on
   foreign currency related
   transactions)                        55,069      (1,636,641)        (953,218)     (28,576,652)     (24,906,921)    (116,275,766)

  Net change in unrealized
   appreciation (depreciation)
   on:
    Investments (including
    net unrealized appreciation
    (depreciation) on foreign
    currency related transactions)          --      15,699,677           44,616      (70,194,861)    (211,772,949)    (165,099,729)
                                    ----------   -------------    -------------    -------------    -------------    -------------
Net gain (loss) on investments          55,069      14,063,036         (908,602)     (98,771,513)    (236,679,870)    (281,375,495)
                                    ----------   -------------    -------------    -------------    -------------    -------------

Net increase (decrease) in net
  assets resulting from operations  $2,686,907     $37,285,428         $739,330     ($78,838,136)   ($224,204,334)   ($279,621,091)
                                    ==========   =============    =============    =============    =============    =============

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                      STATEMENTS OF OPERATIONS (CONTINUED)
                          Year Ended December 31, 2002

                                        MID-CAP         MULTI-CAP          GLOBAL        INTERNATIONAL
                                         STOCK         GROWTH STOCK      SECURITIES         STOCK
                                          FUND             FUND             FUND             FUND
                                          ----             ----             ----             ----
Investment income:
  Interest income                          $76,128          $30,379          $10,716          $14,329

  Dividend income                        1,553,531          203,665          162,823          511,761

  Less: Foreign taxes withheld              (4,262)            (430)         (12,328)         (57,865)

  Securities lending income                 54,893            8,590            4,463               --
                                      ------------     ------------     ------------     ------------

    Total income                         1,680,290          242,204          165,674          468,225
                                      ------------     ------------     ------------     ------------

Expenses:

  Management fees                        1,089,564          230,580          104,550          237,950

  Trustees' fees                             1,418              992              502              502

  Audit fees                                 4,026            2,789              500            1,465
                                      ------------     ------------     ------------     ------------
    Total expenses                       1,095,008          234,361          105,552          239,917
                                      ------------     ------------     ------------     ------------
Net investment income                      585,282            7,843           60,122          228,308
                                      ------------     ------------     ------------     ------------

Realized and unrealized
  gain (loss) on investments:
  Net realized loss
   on investments (including
   net realized gain (loss) on
   foreign currency related
   transactions)                        (4,212,682)      (1,919,167)      (1,216,553)      (2,609,084)

  Net change in unrealized
   appreciation (depreciation)
   on:
    Investments (including
    net unrealized appreciation
    (depreciation) on foreign
    currency related transactions)     (18,616,215)       3,073,948       (1,555,233)         733,158
                                      ------------     ------------     ------------     ------------
Net gain (loss) on investments         (22,828,897)       1,154,781       (2,771,786)      (1,875,926)
                                      ------------     ------------     ------------     ------------

Net increase (decrease) in net
  assets resulting from operations    ($22,243,615)      $1,162,624      ($2,711,664)     ($1,647,618)
                                      ============     ============     ============     ============

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                     MONEY MARKET FUND                           BOND FUND
                                                     -----------------                           ---------

                                               YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
Operations:                                 DECEMBER 31, 2002   DECEMBER 31, 2001   DECEMBER 31, 2002   DECEMBER 31, 2001
                                            -----------------   -----------------   -----------------   -----------------
  Net investment income                         $2,631,838          $4,638,564         $23,222,392         $19,975,133

  Net realized gain (loss) on
   investments                                      55,069                  --          (1,636,641)          7,399,509

  Net change in unrealized appreciation
   or depreciation on investments                       --                  --          15,699,677          (1,468,370)
                                             -------------       -------------       -------------       -------------
   Change in net assets from
    operations                                   2,686,907           4,638,564          37,285,428          25,906,272
                                             -------------       -------------       -------------       -------------

Distributions to shareholders:

  From net investment income                    (2,686,907)         (4,638,564)        (22,701,171)        (19,943,110)

  Return of capital                                     --                  --                  --          (7,540,000)
                                             -------------       -------------       -------------       -------------
   Change in net assets from
    distributions                               (2,686,907)         (4,638,564)        (22,701,171)        (27,483,110)
                                             -------------       -------------       -------------       -------------

Class Z Share transactions:

  Proceeds from sale of shares                  94,605,052          98,602,702         149,353,307          72,307,161

  Net asset value of shares issued in
   reinvestment of distributions                 2,686,907           4,638,564          22,701,171          27,483,110
                                             -------------       -------------       -------------       -------------
                                                97,291,959         103,241,266         172,054,478          99,790,271

  Cost of shares repurchased                   (94,109,702)        (22,340,019)        (17,981,772)        (13,026,385)
                                             -------------       -------------       -------------       -------------
   Change in net assets from
    capital share transactions                   3,182,257          80,901,247         154,072,706          86,763,886
                                             -------------       -------------       -------------       -------------
Increase in net assets                           3,182,257          80,901,247         168,656,963          85,187,048

Net assets:

  Beginning of year                            174,260,642          93,359,395         384,836,627         299,649,579
                                             -------------       -------------       -------------       -------------
  End of year                                 $177,442,899        $174,260,642        $553,493,590        $384,836,627
                                             =============       =============       =============       =============
Undistributed net investment
  income included in net assets              $          --       $          --            $678,417       $          --
                                             =============       =============       =============       =============

Other Information:
Class Z Capital Share transactions:

  Shares sold                                   94,605,052          98,602,702          14,085,269           6,816,357

  Shares issued in reinvestment of
   distributions                                 2,686,907           4,638,564           2,144,882           2,653,296
                                             -------------       -------------       -------------       -------------
                                                97,291,959         103,241,266          16,230,151           9,469,653

  Shares redeemed                              (94,109,702)        (22,340,019)         (1,719,554)         (1,240,998)
                                             -------------       -------------       -------------       -------------

  Net increase in shares outstanding             3,182,257          80,901,247          14,510,597           8,228,655
                                             =============       =============       =============       =============

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                      HIGH INCOME FUND                         BALANCED FUND
                                                      ----------------                         -------------

                                               YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
Operations:                                DECEMBER 31, 2002   DECEMBER 31, 2001   DECEMBER 31, 2002   DECEMBER 31, 2001
                                           -----------------   -----------------   -----------------   -----------------
  Net investment income                         $1,647,932          $1,163,533         $19,933,377         $20,082,571

  Net realized gain (loss) on
   investments                                    (953,218)           (468,313)        (28,576,652)         10,488,964

  Net change in unrealized appreciation
   or depreciation on investments                   44,616            (332,266)        (70,194,861)        (51,872,126)
                                             -------------       -------------       -------------       -------------
   Change in net assets from
    operations                                     739,330             362,954         (78,838,136)        (21,300,591)
                                             -------------       -------------       -------------       -------------
Distributions to shareholders:

  From net investment income                    (1,675,814)         (1,235,469)        (19,329,944)        (20,072,820)

  From net realized gains on investments                --                  --             (11,099)        (27,711,688)
                                             -------------       -------------       -------------       -------------
   Change in net assets from
    distributions                               (1,675,814)         (1,235,469)        (19,341,043)        (47,784,508)
                                             -------------       -------------       -------------       -------------
Class Z Share transactions:

  Proceeds from sale of shares                   8,179,229           7,001,857          42,903,514          52,905,745

  Net asset value of shares issued in
   reinvestment of distributions                 1,675,814           1,235,469          19,341,043          47,784,508
                                             -------------       -------------       -------------       -------------
                                                 9,855,043           8,237,326          62,244,557         100,690,253

  Cost of shares repurchased                      (563,976)           (242,228)        (51,369,698)        (20,421,835)
                                             -------------       -------------       -------------       -------------
   Change in net assets derived from
    capital share transactions                   9,291,067           7,995,098          10,874,859          80,268,418
                                             -------------       -------------       -------------       -------------
Increase (decrease) in net assets                8,354,583           7,122,583         (87,304,320)         11,183,319

Net assets:

  Beginning of year                             17,495,866          10,373,283         679,547,726         668,364,407
                                             -------------       -------------       -------------       -------------
  End of year                                  $25,850,449         $17,495,866        $592,243,406        $679,547,726
                                             =============       =============       =============       =============
Undistributed (overdistributed)
  net investment income
  included in net assets                           ($4,829)           ($10,428)           $590,472       $          --
                                             =============       =============       =============       =============

Other Information:
Class Z Capital Share transactions:

  Shares sold                                      875,103             698,525           2,441,895           2,742,849

  Shares issued in reinvestment of
   distributions                                   185,110             129,959           1,208,035           2,556,555
                                             -------------       -------------       -------------       -------------
                                                 1,060,213             828,484           3,649,930           5,299,404

  Shares redeemed                                  (60,897)            (21,680)         (3,161,654)         (1,100,123)
                                             -------------       -------------       -------------       -------------

  Net increase in shares outstanding               999,316             806,804             488,276           4,199,281
                                             =============       =============       =============       =============

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               GROWTH AND INCOME STOCK FUND          CAPITAL APPRECIATION STOCK FUND
                                               ----------------------------          -------------------------------

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
Operations:                                DECEMBER 31, 2002   DECEMBER 31, 2001   DECEMBER 31, 2002   DECEMBER 31, 2001
                                           -----------------   -----------------   -----------------   -----------------
  Net investment income                        $12,475,536         $11,072,969          $1,754,404            $871,962

  Net realized gain (loss) on
   investments                                 (24,906,921)          8,813,414        (116,275,766)         64,777,643

  Net change in unrealized
   depreciation on investments                (211,772,949)       (146,866,190)       (165,099,729)       (152,768,509)
                                             -------------       -------------       -------------       -------------
   Change in net assets from
    operations                                (224,204,334)       (126,979,807)       (279,621,091)        (87,118,904)
                                             -------------       -------------       -------------       -------------
Distributions to shareholders:

  From net investment income                   (11,900,018)        (11,155,770)         (1,623,267)           (879,381)

  From net realized gains on investments                --         (27,651,427)           (220,041)       (123,153,968)

  Return of capital                                     --            (181,095)                 --                  --
                                             -------------       -------------       -------------       -------------
   Change in net assets from
    distributions                              (11,900,018)        (38,988,292)         (1,843,308)       (124,033,349)
                                             -------------       -------------       -------------       -------------
Class Z Share transactions:

  Proceeds from sale of shares                  33,822,491          41,311,481          37,686,571          51,760,280

  Net asset value of shares issued in
   reinvestment of distributions                11,900,018          38,988,292           1,843,308         124,033,349
                                             -------------       -------------       -------------       -------------
                                                45,722,509          80,299,773          39,529,879         175,793,629

  Cost of shares repurchased                   (76,377,521)        (49,310,668)        (36,664,481)        (18,429,384)
                                             -------------       -------------       -------------       -------------
   Change in net assets from
    capital share transactions                 (30,655,012)         30,989,105           2,865,398         157,364,245
                                             -------------       -------------       -------------       -------------
Decrease in net assets                        (266,759,364)       (134,978,994)       (278,599,001)        (53,788,008)

Net assets:

  Beginning of year                          1,031,654,854       1,166,633,848         871,111,161         924,899,169
                                             -------------       -------------       -------------       -------------
  End of year                                 $764,895,490       $1,031,654,854       $592,512,160        $871,111,161
                                             =============       =============       =============       =============
Undistributed net investment
  income included in net assets                   $575,467       $          --            $182,324             $51,228
                                             =============       =============       =============       =============

Other Information:
Class Z Capital Share transactions:

  Shares sold                                    1,292,378           1,360,244           2,177,329           2,197,769

  Shares issued in reinvestment of
   distributions                                   528,274           1,337,682             130,901           5,693,982
                                             -------------       -------------       -------------       -------------
                                                 1,820,652           2,697,926           2,308,230           7,891,751

  Shares redeemed                               (3,267,665)         (1,705,299)         (2,529,449)           (849,258)
                                             -------------       -------------       -------------       -------------

  Net increase (decrease) in shares
   outstanding                                  (1,447,013)            992,627            (221,219)          7,042,493
                                             =============       =============       =============       =============

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                    MID-CAP STOCK FUND                 MULTI-CAP GROWTH STOCK FUND
                                                    ------------------                 ---------------------------

                                               YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
Operations:                                DECEMBER 31, 2002   DECEMBER 31, 2001   DECEMBER 31, 2002   DECEMBER 31, 2001
                                           -----------------   -----------------   -----------------   -----------------
  Net investment income (loss)                    $585,282            $329,780              $7,843             ($7,696)

  Net realized gain (loss) on
   investments                                  (4,212,682)          5,072,820          (1,919,167)         (4,476,495)

  Net change in unrealized appreciation
   or depreciation on investments              (18,616,215)          4,001,922           3,073,948             804,446
                                             -------------       -------------       -------------       -------------
   Change in net assets from
    operations                                 (22,243,615)          9,404,522           1,162,624          (3,679,745)
                                             -------------       -------------       -------------       -------------
Distributions to shareholders:

  From net investment income                      (564,436)           (787,130)             (6,004)               (260)

  From net realized gains on investments        (1,944,324)         (6,769,585)                 --                  --

  Return of capital                                     --                  --                  --              (9,955)
                                             -------------       -------------       -------------       -------------
   Change in net assets from
    distributions                               (2,508,760)         (7,556,715)             (6,004)            (10,215)
                                             -------------       -------------       -------------       -------------
Class Z Share transactions:

  Proceeds from sale of shares                  28,849,103          33,061,606          65,498,685           7,925,015

  Net asset value of shares issued in
   reinvestment of distributions                 2,508,760           7,556,715               6,004              10,215
                                             -------------       -------------       -------------       -------------
                                                31,357,863          40,618,321          65,504,689           7,935,230

  Cost of shares repurchased                    (9,430,876)         (1,789,194)         (5,081,522)           (218,921)
                                             -------------       -------------       -------------       -------------
   Change in net assets from
    capital share transactions                  21,926,987          38,829,127          60,423,167           7,716,309
                                             -------------       -------------       -------------       -------------
Increase (decrease) in net assets               (2,825,388)         40,676,934          61,579,787           4,026,349

Net assets:

  Beginning of year                            105,413,923          64,736,989          13,922,974           9,896,625
                                             -------------       -------------       -------------       -------------
  End of year                                 $102,588,535        $105,413,923         $75,502,761         $13,922,974
                                             =============       =============       =============       =============
Undistributed (overdistributed)
  net investment income
  included in net assets                           $21,323       $          --              $1,399               ($441)
                                             =============       =============       =============       =============

Other Information:
Class Z Capital Share transactions:

  Shares sold                                    2,140,938           2,429,248          14,904,099           1,169,710

  Shares issued in reinvestment of
   distributions                                   227,596             567,792               1,290               1,379
                                             -------------       -------------       -------------       -------------
                                                 2,368,534           2,997,040          14,905,389           1,171,089

  Shares redeemed                                 (790,173)           (136,743)           (961,587)            (34,179)
                                             -------------       -------------       -------------       -------------

  Net increase in shares outstanding             1,578,361           2,860,297          13,943,802           1,136,910
                                             =============       =============       =============       =============

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                  GLOBAL SECURITIES FUND                INTERNATIONAL STOCK FUND
                                                  ----------------------                ------------------------

                                              YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
Operations:                                DECEMBER 31, 2002   DECEMBER 31, 2001   DECEMBER 31, 2002   DECEMBER 31, 2001
                                           -----------------   -----------------   -----------------   -----------------
  Net investment income                            $60,122             $46,682            $228,308            $147,543

  Net realized loss on
   investments                                  (1,216,553)           (776,040)         (2,609,084)         (2,168,784)

  Net change in unrealized appreciation
   or depreciation on investments               (1,555,233)           (330,020)            733,158          (1,859,786)
                                             -------------       -------------       -------------       -------------
   Change in net assets from
    operations                                  (2,711,664)         (1,059,378)         (1,647,618)         (3,881,027)
                                             -------------       -------------       -------------       -------------
Distributions to shareholders:

  From net investment income                       (48,155)            (27,771)           (190,000)            (16,136)

  Return of capital                                     --              (3,239)                 --             (93,071)
                                             -------------       -------------       -------------       -------------
   Change in net assets from
    Distributions                                  (48,155)            (31,010)           (190,000)           (109,207)
                                             -------------       -------------       -------------       -------------
Class Z Share transactions:

  Proceeds from sale of shares                   1,693,187           2,484,562           2,858,697           3,052,865

  Net asset value of shares issued in
   reinvestment of distributions                    48,155              31,010             190,000             109,207
                                             -------------       -------------       -------------       -------------
                                                 1,741,342           2,515,572           3,048,697           3,162,072

  Cost of shares repurchased                      (295,254)            (52,717)           (228,851)            (22,836)
                                             -------------       -------------       -------------       -------------
   Change in net assets derived from
    capital share transactions                   1,446,088           2,462,855           2,819,846           3,139,236
                                             -------------       -------------       -------------       -------------
Increase (decrease) in net assets               (1,313,731)          1,372,467             982,228            (850,998)

Net assets:

  Beginning of year                             11,488,186          10,115,719          18,976,802          19,827,800
                                             -------------       -------------       -------------       -------------
  End of year                                  $10,174,455         $11,488,186         $19,959,030         $18,976,802
                                             =============       =============       =============       =============
Undistributed (overdistributed)
  net investment income
  included in net assets                             ($180)      $          --             ($2,869)           ($18,056)
                                             =============       =============       =============       =============

Other Information:
Class Z Capital Share transactions:

  Shares sold                                      210,107             276,073             373,847             356,367

  Shares issued in reinvestment of
   distributions                                     6,926               3,651              27,094              13,290
                                             -------------       -------------       -------------       -------------
                                                   217,033             279,724             400,941             369,657

  Shares redeemed                                  (39,690)             (6,077)            (29,668)             (2,803)
                                             -------------       -------------       -------------       -------------

  Net increase in shares outstanding               177,343             273,647             371,273             366,854
                                             =============       =============       =============       =============

See accompanying notes to financial statements.

                                MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS

                                                    YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
(For a share outstanding throughout the period):    12/31/2002       12/31/2001       12/31/2000       12/31/1999       12/31/1998
                                                    ----------       ----------       ----------       ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD                      $1.00            $1.00            $1.00            $1.00            $1.00
                                                    -----------      -----------      -----------      -----------      -----------

  INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income*                                  0.01             0.04             0.06             0.05             0.05
                                                    -----------      -----------      -----------      -----------      -----------

  DISTRIBUTIONS

   Distributions from Net Investment Income               (0.01)           (0.04)           (0.06)           (0.05)           (0.05)
                                                    -----------      -----------      -----------      -----------      -----------

NET ASSET VALUE, END OF PERIOD                            $1.00            $1.00            $1.00            $1.00            $1.00
                                                    ===========      ===========      ===========      ===========      ===========

TOTAL RETURN**                                             1.50%            3.79%            5.86%            4.69%            5.00%
                                                    ===========      ===========      ===========      ===========      ===========

RATIO/SUPPLEMENTAL DATA

Net Assets, End of Period (000s Omitted)               $177,443         $174,261          $93,359          $82,646          $56,416

Ratio of Expenses to Average Net Assets                    0.45%            0.46%            0.46%            0.45%            0.45%

Ratio of Net Investment Income to Average
  Net Assets                                               1.45%            3.51%            5.88%            4.72%            4.99%
                                                    ===========      ===========      ===========      ===========      ===========

*     Based on average shares outstanding during the year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

See accompanying notes to financial statements.

                                    BOND FUND
                              FINANCIAL HIGHLIGHTS

                                                    YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
(For a share outstanding throughout the period):    12/31/2002       12/31/2001       12/31/2000       12/31/1999       12/31/1998
                                                    ----------       ----------       ----------       ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.20           $10.15           $10.05           $10.57           $10.54
                                                    -----------      -----------      -----------      -----------      -----------

  INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income*                                  0.54             0.62             0.71             0.62             0.63

   Net Realized and Unrealized Gain (Loss)                 0.32             0.23             0.08            (0.54)            0.02
                                                    -----------      -----------      -----------      -----------      -----------

  TOTAL FROM INVESTMENT OPERATIONS                         0.86             0.85             0.79             0.08             0.65
                                                    -----------      -----------      -----------      -----------      -----------

  DISTRIBUTIONS

   Distributions from Net Investment Income               (0.47)           (0.59)           (0.69)           (0.60)           (0.62)

   Return of Capital                                         --            (0.21)              --               --               --
                                                    -----------      -----------      -----------      -----------      -----------

  TOTAL DISTRIBUTIONS                                     (0.47)           (0.80)           (0.69)           (0.60)           (0.62)
                                                    -----------      -----------      -----------      -----------      -----------

NET ASSET VALUE, END OF PERIOD                           $10.59           $10.20           $10.15           $10.05           $10.57
                                                    ===========      ===========      ===========      ===========      ===========

TOTAL RETURN**                                             8.55%            8.32%            8.11%            0.73%            6.18%
                                                    ===========      ===========      ===========      ===========      ===========

RATIO/SUPPLEMENTAL DATA

Net Assets, End of Period (000s Omitted)               $553,494         $384,837         $299,650         $250,485         $228,281

Ratio of Expenses to Average Net Assets                    0.55%            0.55%            0.55%            0.55%            0.55%

Ratio of Net Investment Income to Average
  Net Assets                                               5.14%            5.91%            6.98%            5.92%            5.94%

Portfolio Turnover Rate                                   78.37%          112.40%          462.98%          713.52%          142.98%
                                                    ===========      ===========      ===========      ===========      ===========

*     Based on average shares outstanding during year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

See accompanying notes to financial statements.

                                HIGH INCOME FUND
                              FINANCIAL HIGHLIGHTS

                                                   YEAR ENDED      YEAR ENDED    INCEPTION (a)
(For a share outstanding throughout the period)    12/31/2002      12/31/2001    TO 12/31/2000
                                                   ----------      ----------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $9.41           $9.86          $10.00
                                                   ----------      ----------      ----------

  INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income*                                0.71            0.84            0.14

   Net Realized and Unrealized Loss                     (0.44)          (0.51)          (0.14)
                                                   ----------      ----------      ----------

  TOTAL FROM INVESTMENT OPERATIONS                       0.27            0.33              --
                                                   ----------      ----------      ----------

  DISTRIBUTIONS

   Distributions from Net Investment Income             (0.64)          (0.78)          (0.14)
                                                   ----------      ----------      ----------

  TOTAL DISTRIBUTIONS                                   (0.64)          (0.78)          (0.14)
                                                   ----------      ----------      ----------

NET ASSET VALUE, END OF PERIOD                          $9.04           $9.41           $9.86
                                                   ==========      ==========      ==========

TOTAL RETURN**                                           3.06%           3.45%          (0.03%)
                                                   ==========      ==========      ==========

RATIO/SUPPLEMENTAL DATA

Net Assets, End of Period (000s Omitted)              $25,850         $17,496         $10,373

Ratio of Expenses to Average Net Assets                  0.76%           0.77%           0.81%+

Ratio of Net Investment Income to Average
  Net Assets                                             7.64%           8.41%           8.48%+

Portfolio Turnover Rate                                 38.40%          33.70%           6.78%
                                                   ==========      ==========      ==========

(a)   Commenced operations October 31, 2000.

*     Based on average shares outstanding during period.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

+     Annualized.

See accompanying notes to financial statements.

                                  BALANCED FUND
                              FINANCIAL HIGHLIGHTS

                                                    YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
(For a share outstanding throughout the period):    12/31/2002       12/31/2001       12/31/2000       12/31/1999       12/31/1998
                                                    ----------       ----------       ----------       ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $18.42           $20.45           $20.44           $18.74           $17.02
                                                    -----------      -----------      -----------      -----------      -----------

  INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income*                                  0.53             0.58             0.68             0.56             0.57

   Net Realized and Unrealized Gain (Loss)                (2.58)           (1.23)            0.11             2.14             1.72
                                                    -----------      -----------      -----------      -----------      -----------

  TOTAL FROM INVESTMENT OPERATIONS                        (2.05)           (0.65)            0.79             2.70             2.29
                                                    -----------      -----------      -----------      -----------      -----------

  DISTRIBUTIONS

   Distributions from Net Investment Income               (0.52)           (0.57)           (0.67)           (0.53)           (0.57)

   Distributions from Net Realized Gains                  (0.00)(1)        (0.81)           (0.11)           (0.47)              --
                                                    -----------      -----------      -----------      -----------      -----------

  TOTAL DISTRIBUTIONS                                     (0.52)           (1.38)           (0.78)           (1.00)           (0.57)
                                                    -----------      -----------      -----------      -----------      -----------

NET ASSET VALUE, END OF PERIOD                           $15.85           $18.42           $20.45           $20.44           $18.74
                                                    ===========      ===========      ===========      ===========      ===========

TOTAL RETURN**                                           (11.13%)          (3.07%)           3.86%           14.49%           13.40%
                                                    ===========      ===========      ===========      ===========      ===========

RATIO/SUPPLEMENTAL DATA

Net Assets, End of Period (000s Omitted)               $592,243         $679,548         $668,364         $603,136         $449,992

Ratio of Expenses to Average Net Assets                    0.70%            0.70%            0.70%            0.70%            0.70%

Ratio of Net Investment Income to Average
  Net Assets                                               3.12%            3.04%            3.27%            2.83%            3.20%

Portfolio Turnover Rate                                   49.67%           51.80%          193.97%          269.00%           78.71%
                                                    ===========      ===========      ===========      ===========      ===========

*     Based on average shares outstanding during year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

(1)   Amount represents less than ($0.005) per share.

See accompanying notes to financial statements.

                          GROWTH AND INCOME STOCK FUND
                              FINANCIAL HIGHLIGHTS

                                                    YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
(For a share outstanding throughout the period):    12/31/2002       12/31/2001       12/31/2000       12/31/1999       12/31/1998
                                                    ----------       ----------       ----------       ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $28.73           $33.41           $33.58           $30.56           $27.20
                                                    -----------      -----------      -----------      -----------      -----------

 INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income*                                  0.35             0.31             0.33             0.34             0.34

   Net Realized and Unrealized Gain (Loss)                (6.53)           (3.88)           (0.05)            5.12             4.52
                                                    -----------      -----------      -----------      -----------      -----------

  TOTAL FROM INVESTMENT OPERATIONS                        (6.18)           (3.57)            0.28             5.46             4.86
                                                    -----------      -----------      -----------      -----------      -----------

  DISTRIBUTIONS

   Distributions from Net Investment Income               (0.35)           (0.31)           (0.33)           (0.32)           (0.34)

   Distributions from Net Realized Gains                     --            (0.79)           (0.12)           (2.12)           (1.16)

   Return of Capital                                         --            (0.01)              --               --               --
                                                    -----------      -----------      -----------      -----------      -----------

  TOTAL DISTRIBUTIONS                                     (0.35)           (1.11)           (0.45)           (2.44)           (1.50)
                                                    -----------      -----------      -----------      -----------      -----------

NET ASSET VALUE, END OF PERIOD                           $22.20           $28.73           $33.41           $33.58           $30.56
                                                    ===========      ===========      ===========      ===========      ===========

TOTAL RETURN**                                           (21.55%)         (10.71%)           0.82%           17.95%           17.92%
                                                    ===========      ===========      ===========      ===========      ===========

RATIO/SUPPLEMENTAL DATA

Net Assets, End of Period (000s Omitted)               $764,895       $1,031,655       $1,166,634       $1,098,330         $833,174

Ratio of Expenses to Average Net Assets                    0.60%            0.60%            0.60%            0.60%            0.60%

Ratio of Net Investment Income to Average
  Net Assets                                               1.39%            1.05%            0.98%            0.99%            1.17%

Portfolio Turnover Rate                                   18.21%           20.76%           21.08%           20.13%           17.69%
                                                    ===========      ===========      ===========      ===========      ===========

*     Based on average shares outstanding during year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

See accompanying notes to financial statements.

                         CAPITAL APPRECIATION STOCK FUND
                              FINANCIAL HIGHLIGHTS

                                                    YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
(For a share outstanding throughout the period):    12/31/2002       12/31/2001       12/31/2000       12/31/1999       12/31/1998
                                                    ----------       ----------       ----------       ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $20.70           $26.39           $25.59           $22.19           $18.85
                                                    -----------      -----------      -----------      -----------      -----------

  INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income*                                  0.04             0.02             0.02             0.02             0.06

   Net Realized and Unrealized Gain (Loss)                (6.54)           (2.37)            1.08             5.55             3.87
                                                    -----------      -----------      -----------      -----------      -----------

  TOTAL FROM INVESTMENT OPERATIONS                        (6.50)           (2.35)            1.10             5.57             3.93
                                                    -----------      -----------      -----------      -----------      -----------

  DISTRIBUTIONS

   Distributions from Net Investment Income               (0.04)           (0.02)           (0.02)           (0.02)           (0.06)

   Distributions from Net Realized Gains                  (0.01)           (3.32)           (0.28)           (2.15)           (0.53)
                                                    -----------      -----------      -----------      -----------      -----------

  TOTAL DISTRIBUTIONS                                     (0.05)           (3.34)           (0.30)           (2.17)           (0.59)
                                                    -----------      -----------      -----------      -----------      -----------

NET ASSET VALUE, END OF PERIOD                           $14.15           $20.70           $26.39           $25.59           $22.19
                                                    ===========      ===========      ===========      ===========      ===========

TOTAL RETURN**                                           (31.41%)          (9.11%)           4.28%           25.19%           20.90%
                                                    ===========      ===========      ===========      ===========      ===========

RATIO/SUPPLEMENTAL DATA

Net Assets, End of Period (000s Omitted)               $592,512         $871,111         $924,899         $839,134         $630,373

Ratio of Expenses to Average Net Assets                    0.80%            0.80%            0.80%            0.80%            0.80%

Ratio of Net Investment Income to Average
  Net Assets                                               0.25%            0.10%            0.08%            0.10%            0.31%

Portfolio Turnover Rate                                   26.92%           27.59%           26.77%           38.38%           18.67%
                                                    ===========      ===========      ===========      ===========      ===========

*     Based on average shares outstanding during year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

See accompanying notes to financial statements.

                               MID-CAP STOCK FUND
                              FINANCIAL HIGHLIGHTS

                                                     YEAR ENDED         YEAR ENDED         YEAR ENDED         INCEPTION (a)
(For a share outstanding throughout the period)      12/31/2002         12/31/2001         12/31/2000         TO 12/31/1999
                                                     ----------         ----------         ----------         -------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $13.94             $13.77             $11.15             $10.00
                                                     -----------        -----------        -----------        -----------

  INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income*                                   0.07               0.05               0.03               0.03

   Net Realized and Unrealized Gain (Loss)                 (2.51)              1.39               2.62               1.34
                                                     -----------        -----------        -----------        -----------

  TOTAL FROM INVESTMENT OPERATIONS                         (2.44)              1.44               2.65               1.37
                                                     -----------        -----------        -----------        -----------

  DISTRIBUTIONS

   Distributions from Net Investment Income                (0.06)             (0.11)             (0.02)             (0.02)

   Distributions from Net Realized Gains                   (0.22)             (1.16)             (0.01)             (0.20)
                                                     -----------        -----------        -----------        -----------

  TOTAL DISTRIBUTIONS                                      (0.28)             (1.27)             (0.03)             (0.22)
                                                     -----------        -----------        -----------        -----------

NET ASSET VALUE, END OF PERIOD                            $11.22             $13.94             $13.77             $11.15
                                                     ===========        ===========        ===========        ===========

TOTAL RETURN**                                            (17.41%)            11.16%             23.85%             13.68%
                                                     ===========        ===========        ===========        ===========

RATIO/SUPPLEMENTAL DATA

Net Assets, End of Period (000s Omitted)                $102,589           $105,414            $64,737            $26,479

Ratio of Expenses to Average Net Assets                     1.01%              1.01%              1.01%              1.00%+

Ratio of Net Investment Income to Average
  Net Assets                                                0.54%              0.40%              0.24%              0.39%+

Portfolio Turnover Rate                                    33.03%             41.94%             51.27%             35.55%
                                                     ===========        ===========        ===========        ===========

(a)   Commenced operations May 1, 1999.

*     Based on average shares outstanding during period.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

+     Annualized.

See accompanying notes to financial statements.

                          MULTI-CAP GROWTH STOCK FUND+
                              FINANCIAL HIGHLIGHTS

                                                     YEAR ENDED         YEAR ENDED         INCEPTION (a)
(For a share outstanding throughout the period)      12/31/2002         12/31/2001         TO 12/31/2000
                                                     ----------         ----------         -------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $6.24              $9.04             $10.00
                                                     -----------        -----------        -----------

  INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income (Loss)*                            0.00(1)          (0.00)(1)            0.01

   Net Realized and Unrealized Loss                        (1.57)             (2.79)             (0.96)
                                                     -----------        -----------        -----------

  TOTAL FROM INVESTMENT OPERATIONS                         (1.57)             (2.79)             (0.95)
                                                     -----------        -----------        -----------

  DISTRIBUTIONS

   Distributions from Net Investment Income               (0.00)(1)          (0.00)(1)           (0.01)

   Return of Capital                                          --              (0.01)                --
                                                     -----------        -----------        -----------

  TOTAL DISTRIBUTIONS                                      (0.00)(1)          (0.01)             (0.01)
                                                     -----------        -----------        -----------

NET ASSET VALUE, END OF PERIOD                             $4.67              $6.24              $9.04
                                                     ===========        ===========        ===========

TOTAL RETURN**                                            (25.21%)           (30.89%)            (9.52%)
                                                     ===========        ===========        ===========

RATIO/SUPPLEMENTAL DATA

Net Assets, End of Period (000s Omitted)                 $75,503            $13,923             $9,897

Ratio of Expenses to Average Net Assets                     0.86%              0.87%              0.91%+

Ratio of Net Investment Income (Loss) to
  Average Net Assets                                        0.03%             (0.07%)             0.52%+

Portfolio Turnover Rate                                   156.51%            203.95%             46.57%
                                                     ===========        ===========        ===========

(a)   Commenced operations October 31, 2000.

(1)   Amount represents less than $0.005 per share.

*     Based on average shares outstanding during period.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

+     Annualized.

+ Effective May 1, 2002, the Board of Trustees approved changes to the name and subadvisor of the Ultra Series Emerging Growth Fund. The new name is Ultra Series Multi-Cap Growth Stock Fund. MEMBERS Capital Advisors entered into a subadvisor agreement with Wellington Management Company, LLP for the management of this fund's investments.

See accompanying notes to financial statements.

                             GLOBAL SECURITIES FUND
                              FINANCIAL HIGHLIGHTS


                                                     YEAR ENDED         YEAR ENDED        INCEPTION (a)
(For a share outstanding throughout the period)      12/31/2002         12/31/2001        TO 12/31/2000
                                                     ----------         ----------        -------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $8.91              $9.96             $10.00
                                                     -----------        -----------        -----------

  INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income*                                   0.04               0.04               0.03

   Net Realized and Unrealized Loss                        (1.98)             (1.06)             (0.04)
                                                     -----------        -----------        -----------

  TOTAL FROM INVESTMENT OPERATIONS                         (1.94)             (1.02)             (0.01)
                                                     -----------        -----------        -----------

  DISTRIBUTIONS

   Distributions from Net Investment Income                (0.03)             (0.03)             (0.03)

   Return of Capital                                          --              (0.00)(1)             --
                                                     -----------        -----------        -----------

  TOTAL DISTRIBUTIONS                                      (0.03)             (0.03)             (0.03)
                                                     -----------        -----------        -----------

NET ASSET VALUE, END OF PERIOD                             $6.94              $8.91              $9.96
                                                     ===========        ===========        ===========

TOTAL RETURN**                                            (21.77%)           (10.32%)            (0.17%)
                                                     ===========        ===========        ===========

RATIO/SUPPLEMENTAL DATA

Net Assets, End of Period (000s Omitted)                 $10,174            $11,488            $10,116

Ratio of Expenses to Average Net Assets                     0.96%              0.97%              1.01%+

Ratio of Net Investment Income to Average
  Net Assets                                                0.55%              0.45%              1.57%+

Portfolio Turnover Rate                                    36.85%             37.66%              3.18%
                                                     ===========        ===========        ===========

(a)   Commenced operations October 31, 2000

(1)   Amount represents less than ($0.005) per share.

*     Based on average shares outstanding during period.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

+     Annualized.

See accompanying notes to financial statements.

                            INTERNATIONAL STOCK FUND
                              FINANCIAL HIGHLIGHTS

                                                     YEAR ENDED         YEAR ENDED       INCEPTION (a)
(For a share outstanding throughout the period)      12/31/2002         12/31/2001       TO 12/31/2000
                                                     ----------         ----------       -------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $7.89              $9.73             $10.00
                                                     -----------        -----------        -----------

  INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income*                                   0.09               0.07               0.01

   Net Realized and Unrealized Gain (Loss)                 (0.72)             (1.86)             (0.27)
                                                     -----------        -----------        -----------

  TOTAL FROM INVESTMENT OPERATIONS                         (0.63)             (1.79)             (0.26)
                                                     -----------        -----------        -----------

  DISTRIBUTIONS

   Distributions from Net Investment Income                (0.07)             (0.01)             (0.01)

   Return of Capital                                          --              (0.04)                --
                                                     -----------        -----------        -----------

  TOTAL DISTRIBUTIONS                                      (0.07)             (0.05)             (0.01)
                                                     -----------        -----------        -----------

NET ASSET VALUE, END OF PERIOD                             $7.19              $7.89              $9.73
                                                     ===========        ===========        ===========

TOTAL RETURN**                                             (7.98%)           (18.46%)            (2.58%)
                                                     ===========        ===========        ===========

RATIO/SUPPLEMENTAL DATA

Net Assets, End of Period (000s Omitted)                 $19,959            $18,977            $19,828

Ratio of Expenses to Average Net Assets                     1.21%              1.22%              1.26%+

Ratio of Net Investment Income to Average
  Net Assets                                                1.15%              0.78%              0.54%+

Portfolio Turnover Rate                                    38.28%             46.73%              3.33%
                                                     ===========        ===========        ===========

(a)   Commenced operations October 31, 2000.

*     Based on average shares outstanding during period.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

+     Annualized.

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2002

(1)   DESCRIPTION OF THE FUND

      The Ultra Series Fund (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Fund is a series fund with ten investment portfolios (the "funds"), each with different investment objectives and policies. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. As of the date of this report, the Trustees have authorized the issuance of two classes of shares of the funds designated as Class Z and Class C. Fund shares are sold and redeemed at a price equal to the shares' net asset value. The assets of each fund are held separate from the assets of the other funds.

      Effective May 1, 1997, the shares of each fund were divided into Class Z and Class C Shares. Class Z Shares are offered to all insurance company separate accounts issued by, and all qualified retirement plans sponsored by, CUNA Mutual Life Insurance Company or its affiliates ("CUNA Mutual Life"). Class C Shares are offered to separate accounts of insurance companies other than CUNA Mutual Life, and to qualified retirement plans of companies not affiliated with the Fund or CUNA Mutual Life. Both classes of shares are identical in all respects except that: Class C Shares may be subject to a distribution fee (note 3); each class will have exclusive voting rights with respect to matters that affect only that class; and each class will bear a different name or designation. All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding share of each class based on the daily net asset value of shares of that class. As of December 31, 2002, no Class C Shares have been issued.

      Effective May 1, 2002, the Board of Trustees approved changes to the name and subadvisor of the Emerging Growth Fund. The new name is the Multi-Cap Growth Stock Fund. MEMBERS Capital Advisors, Inc. (the "Investment Advisor") has entered into a Subadvisor Agreement with Wellington Management Company, LLP for the management of the fund's investments.

(2)   SIGNIFICANT ACCOUNTING POLICIES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements:

      Portfolio Valuation

      Securities and other investments are valued as follows: 1) equity securities listed on any U.S. or foreign stock exchange or the over-the-counter market ("NASDAQ") are valued at the last sale price on the valuation day; if no sale occurs, equity securities traded on a U.S stock exchanges are appraised at their fair values; equities traded on NASDAQ or foreign stock exchanges are valued at their last bid price; 2) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day, if no sale occurs, equity securities are appraised at their last bid price; 3) debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations; 4) options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded; 5) over-the-counter options are valued based upon prices provided by market makers in such securities; 6) forward foreign currency exchange contracts are valued based upon quotations supplied by dealers in such contracts or dealers in such currencies. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate; 7) short-term instruments having maturities of 60 days or less will be valued at amortized cost. All other securities for which either quotations are not readily available, no other sales have occurred, or do not, in the Investment Advisors' opinion, reflect the current market value, are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.

      Security Transactions and Investment Income

      Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method which is the same method used for federal income tax purposes. Interest income is recorded on the accrual basis, and for fixed income securities, includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date.

      Federal Income Taxes

      It is each fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for federal income taxes is recorded in the accompanying financial statements.

                                ULTRA SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2002

      Expenses

      Expenses that are directly related to a particular fund are charged directly to that fund. Generally, other operating expenses are prorated to the funds on the basis of relative net assets.

      Repurchase Agreements

      Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will only enter into repurchase agreements with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

      The funds have established procedures providing that the securities serving as collateral for each repurchase agreements must be delivered to the funds' custodian and that the collateral must be marked to market daily to ensure that the repurchase agreements are fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing it rights.

      Foreign Currency Transactions

      The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (1) market value of investment securities, assets and liabilities at the current rate of exchange; and

      (2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

      The High Income, Mid-Cap Stock, Multi-Cap Growth Stock, Global Securities and International Stock Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

      The funds do not isolate the portion of gains and losses on investments in equity securities that are due to changes in the foreign exchange rates from that which are due to changes in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

      Forward Foreign Currency Exchange Contracts

      The High Income, Mid-Cap Stock, Multi-Cap Growth Stock, Global Securities and International Stock Funds may each purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund's Investment Advisor anticipates that the foreign currency will appreciate or depreciate in value. When entering into forward currency exchange contracts, the funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the funds' net assets, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, are included in the Statements of Assets and Liabilities. The funds realize a gain or a loss at the time the forward currency exchange contracts are closed out or are offset by a matching contract. Realized and unrealized gains and losses are included in the Statements of Operations. At the year ended December 31, 2002, only the High Income Fund and the Global Securities Fund had open forward currency exchange contracts, which are presented in the funds' Schedule of Investments.

      If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid high grade debt securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

      The instruments involve market risk, credit risk, or both, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

                                ULTRA SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2002

      Futures Contracts

      The funds (other than Money Market) may purchase and sell futures contracts and purchase and write options on futures contracts. The funds will engage in futures contracts or related options transactions only for bona fide hedging purposes. Upon entering into a futures contract, the fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the fund each day, depending on the daily fluctuations in the fair value of the underlying security. When a fund enters into a futures contract, the fund segregates cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. The fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

      Delayed Delivery Securities

      Each fund may purchase securities on a when-issued or delayed delivery basis. "When-issued" refers to securities whose terms are available and for which a market exists, but have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often more than a month or more after the purchase. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. For the year ended December 31, 2002, only the Bond Fund entered into such transactions, the market values of which are identified in the fund's Schedule of Investments.

      Reclassification Adjustments

      Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds.

(3)   TRANSACTIONS WITH AFFILIATES

      Fees and Expenses

      The Fund has entered into an investment advisory agreement with MEMBERS Capital Advisors, Inc., an affiliated company. The fees under the agreement, paid monthly, are calculated as a percentage of the average daily net assets for each fund at the following annual rates:

      Money Market                                            0.45%
      Bond                                                    0.55%
      High Income                                             0.75%
      Balanced                                                0.70%
      Growth and Income Stock                                 0.60%
      Capital Appreciation Stock                              0.80%
      Mid-Cap Stock                                           1.00%
      Multi-Cap Growth Stock                                  0.85%
      Global Securities                                       0.95%
      International Stock                                     1.20%

      Under this unitary fee structure, the Investment Advisor is responsible for providing or obtaining services and paying certain expenses including custodian fees, transfer agent fees, pricing costs, and accounting and legal fees as indicated in the investment advisory agreement.

      The Investment Advisor has entered into Subadvisor Agreements for the management of the investments in the High Income Fund, Mid-Cap Stock Fund, Multi-Cap Growth Stock Fund, Global Securities Fund and International Stock Fund. The Investment Advisor is solely responsible for the payment of all fees to the Subadvisor. The Subadvisor for the High Income Fund is Massachusetts Financial Services. The Subadvisor for a portion of the Mid-Cap Stock Fund and the entire Multi-Cap Growth Stock Fund is Wellington Management Company, LLP. The Subadvisor for the Global Securities Fund is Oppenheimer Funds, Inc. The Subadvisor for the International Stock Fund is Lazard Asset Management.

      In addition to the unitary investment advisory fee and subadvisor fee, where applicable, each fund also pays certain expenses including trustees' fees, brokerage commissions, interest expense, audit fees, and other extraordinary expenses.

                                ULTRA SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2002

      Certain officers and trustees of the Fund are also officers of CUNA Mutual Life Insurance Company or MEMBERS Capital Advisors, Inc. During the period ended December 31, 2002, the Fund made no direct payments to its officers and paid trustees' fees of approximately $11,006 to its unaffiliated trustees.

      Distribution Plan

      All shares are distributed through CUNA Brokerage Service, Inc. ("CBSI"), an affiliated company, or other registered broker-dealers authorized by CBSI. Class C Shares may also be subject to an asset-based distribution fee pursuant to Rule 12b-1 under the 1940 Act, equal to not more than 0.25%, on an annual basis, of the average value of the daily net assets of each series of the Fund attributable to Class C Shares on an annual basis.

(4)   DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

      With respect to the Money Market Fund, dividends from net investment income and net realized gains are declared and reinvested daily in additional full and fractional shares of the Money Market Fund. The Bond Fund, High Income Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Stock Fund, Mid-Cap Stock Fund, Multi-Cap Growth Stock Fund, Global Securities Fund and the International Stock Fund declare and reinvest dividends from net investment income quarterly in additional full and fractional shares of the respective funds. Distributions from net realized gains from investment transactions, if any, are distributed and reinvested at least annually.

      Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the funds differ from book amounts earned during the period due to differences in the timing of capital recognition, and due to the reclassification of certain gains or losses from capital to income.

(5)   PURCHASE AND SALES OF INVESTMENT SECURITIES

      The cost of securities purchased and the proceeds from securities sold (including maturities, excluding short-term) for each fund during the period ended December 31, 2002, were as follows:

                                       U.S. GOVERNMENT SECURITIES                              OTHER INVESTMENT SECURITIES
                                       --------------------------                              ---------------------------
                                     PURCHASES                SALES                         PURCHASES                SALES
                                     ---------                -----                         ---------                -----
      Bond                         $220,967,939             $197,906,107                    $267,080,204           $149,410,551
      High Income                            --                       --                      17,199,584              7,179,098
      Balanced                       78,745,387              131,169,060                     229,995,998            183,752,672
      Growth and Income Stock                --                       --                     159,925,667            177,122,838
      Capital Appreciation Stock             --                       --                     183,361,519            189,350,667
      Mid-Cap Stock                          --                       --                      55,066,106             34,759,567
      Multi-Cap Growth Stock                 --                       --                     103,960,630             45,366,041
      Global Securities                      --                       --                       5,721,206              3,797,347
      International Stock                    --                       --                       9,860,679              7,264,673

      At December 31, 2002, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

                                          APPRECIATION   DEPRECIATION         NET
                                          ------------   ------------    --------------
      Bond                                 $23,000,108   $  2,584,147    $  20,415,961
      High Income                              858,226      1,369,512         (511,286)
      Balanced                              42,640,570     62,453,884      (19,813,314)
      Growth and Income Stock               61,605,292    164,096,351     (102,491,059)
      Capital Appreciation Stock            45,698,927    155,386,221     (109,687,294)
      Mid-Cap Stock                         10,131,847     16,701,248       (6,569,401)
      Multi-Cap Growth Stock                 5,439,740      2,085,281        3,354,459
      Global Securities                        523,702      2,405,338       (1,881,636)
      International Stock                    1,519,653      2,865,375       (1,345,722)

      The differences between book-basis and tax-basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investment companies.

                                ULTRA SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2002

(6)   FOREIGN SECURITIES

      Each fund may invest in foreign securities, although only the High Income Fund, Mid-Cap Stock Fund, Multi-Cap Growth Stock Fund, Global Securities Fund and International Stock Fund anticipate having significant investments in such securities. The Global Securities Fund, International Stock Fund, High Income Fund, Mid-Cap Stock Fund and Multi-Cap Growth Stock Fund may invest 100%, 100%, 25%, 25% and 25%, respectively, of their assets in foreign securities. No fund concentrates its investments in a particular foreign country.

      Foreign securities are securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers") (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar" securities). Foreign securities include ADRs, EDRs, GDRs and foreign money market securities.

      Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes on economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and, at times, more volatile than securities of comparable U.S. companies and U.S. securities markets.

(7)   SECURITIES LENDING

      The funds, excluding the Money Market Fund, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to the value of the securities, which is determined on a daily basis. At December 31, 2002, cash collateral received for funds engaged in securities lending was invested in the State Street Navigator Securities Lending Prime Portfolio. The value of the collateral is included within the Statements of Assets and Liabilities as an asset with an offsetting liability. Amounts earned as interest on investments of cash collateral, net of rebates and fees, are included in the Statements of Operations. The value of securities on loan at December 31, 2002 is as follows:

                                           VALUE OF SECURITIES ON LOAN
                                           ---------------------------
      Bond                                         $84,305,496
      High Income                                    4,347,119
      Balanced                                      28,940,218
      Growth and Income Stock                       14,193,300
      Capital Appreciation Stock                    31,635,444
      Mid-Cap Stock                                 15,187,203
      Multi-Cap Growth Stock                         3,681,021
      Global Securities                              1,693,233
      International Stock                                   --

      The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

                                ULTRA SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2002

(8)   TAX INFORMATION

      The tax character of distributions paid during the year ended December 31, 2002 and 2001 were as follows:

                                           ORDINARY INCOME               LONG-TERM CAPITAL GAINS          RETURN OF CAPITAL
                                           ---------------               -----------------------          -----------------
                                       2002              2001            2002              2001           2002           2001
                                       ----              ----            ----              ----           ----           ----
      Money Market                 $  2,686,907      $  4,638,564   $        --     $             --   $      --      $       --
      Bond                           22,701,171        19,943,110            --                   --          --       7,540,000
      High Income                     1,675,814         1,235,469            --                   --          --              --
      Balanced                       19,329,944        23,960,784        11,099           23,823,724          --              --
      Growth and Income Stock        11,900,018        14,137,115            --           24,670,082          --         181,095
      Capital Appreciation Stock      1,623,267        16,388,725       220,041          107,644,624          --              --
      Mid-Cap Stock                   1,518,377         4,720,181       990,383            2,836,534          --              --
      Multi-Cap Growth Stock              6,004               260            --                   --          --           9,955
      Global Securities                  48,155            27,771            --                   --          --           3,239
      International Stock               190,000            16,136            --                   --          --          93,071

      As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                             ORDINARY INCOME              LONG-TERM CAPITAL GAINS
                                             ---------------              -----------------------
      Money Market                            $         --                    $         --
      Bond                                         678,417                              --
      High Income                                   25,120                              --
      Balanced                                     590,472                              --
      Growth and Income Stock                      575,467                              --
      Capital Appreciation Stock                   182,324                              --
      Mid-Cap Stock                                 21,323                              --
      Multi-Cap Growth Stock                         1,399                              --
      Global Securities                              2,806                              --
      International Stock                               --                              --

      For federal income taxes purposes, the funds listed below have capital loss carryovers as of December 31, 2002, which are available to offset future capital gains, if any:

                                          CARRYOVER             CARRYOVER                 CARRYOVER              CARRYOVER
                                      EXPIRING IN 2007      EXPIRING IN 2008           EXPIRING IN 2009       EXPIRING IN 2010
                                      ----------------      ----------------           ----------------       ----------------
      Bond                                $235,991            $7,577,224                $           --         $   1,857,702
      High Income                               --                    --                       454,251               867,239
      Balanced                                  --                    --                            --            28,564,211
      Growth and Income Stock                   --                    --                            --            24,906,870
      Capital Appreciation Stock                --                    --                            --           116,275,725
      Mid-Cap Stock                             --                    --                            --             4,207,227
      Multi-Cap Growth Stock                    --                    --                     4,229,031             2,592,752
      Global Securities                         --                    --                       816,242               968,145
      International Stock                       --                    --                     1,565,839             2,896,117

      After October 31, 2002, the following funds had capital and currency losses in the following amounts:

                                               POST-OCTOBER                  POST-OCTOBER
                                              CAPITAL LOSSES                CURRENCY LOSSES
                                              --------------                ---------------
      High Income                                $107,332                      $  3,863
      Multi-Cap Growth Stock                       12,301                            --
      Global Securities                           201,102                        22,114
      International Stock                         332,548                         2,317

      For federal income tax purposes, these amounts are deferred and deemed to have occurred in the next fiscal year.

                                ULTRA SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                December 31, 2002

(9)   CONCENTRATION OF RISK

      The High Income Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high-yield securities may be relatively less liquid than the market for higher-rated securities. The fund generally invests at least 80% of its assets in high-yield securities.

(10)  CAPITAL SHARES AND AFFILIATED OWNERSHIP

      All capital shares outstanding at December 31, 2002 are owned by separate investment accounts of CUNA Mutual Life and CUNA Mutual Group related companies. The market value of investments in the funds by affiliates was as follows:


                                          CUNA MUTUAL                         CUNA MUTUAL                            CUMIS
       FUND                         LIFE INSURANCE COMPANY                 INSURANCE SOCIETY                INSURANCE SOCIETY, INC.
       ----                         ----------------------                 -----------------                -----------------------
       High Income                        $5,329,417                          $       --                         $ 5,329,417
       Multi-Cap Growth Stock                     83                                  --                           1,030,188
       Global Securities                   3,497,859                           3,504,135                               6,276
       International Stock                 2,110,678                                  --                          12,513,354

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Ultra Series Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Fund, Bond Fund, High Income Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Stock Fund, Mid-Cap Stock Fund, Multi-Cap Growth Stock Fund, Global Securities Fund and International Stock Fund (constituting the Ultra Series Fund, hereafter referred to as the "Fund") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 14, 2003

                                ULTRA SERIES FUND
                              TRUSTEES AND OFFICERS
                                December 31, 2002

                                                                                                          NUMBER OF       OTHER
                             POSITION(S)                                                                  PORTFOLIOS      OUTSIDE
     NAME, ADDRESS AND      HELD WITH THE       LENGTH OF         PRINCIPAL OCCUPATION DURING             OVERSEEN IN    DIRECTOR-
       YEAR OF BIRTH             FUND           SERVICE(1)             PAST FIVE YEARS                   FUND COMPLEX     SHIPS(5)
------------------------   ---------------    --------------   ---------------------------------------  --------------   ----------
Michael S. Daubs(2)(3)     Trustee and        1997 - Present   CUNA Mutual Insurance Society                 19
5910 Mineral Point Road    Chairman                            Chief Officer - Investments,
Madison, WI 53705                                              1990 - Present
Year of Birth: 1943
                           President          1984 - Present   MEMBERS Capital Advisors, Inc.
                                                               President,
                                                               1982 - Present

                                                               CUNA Mutual Life Insurance Company
                                                               Chief Officer - Investments,
                                                               1973 - Present
------------------------   ---------------    --------------   ---------------------------------------  --------------   ----------
Lawrence R. Halverson      Trustee            1997 - Present   MEMBERS Capital Advisors, Inc.                19
(2)(4)                                                         Senior Vice President - Equities
5910 Mineral Point Road                                        1996 - Present
Madison, WI 53705
Year of Birth: 1945        Vice President     1988 - Present   CUNA Brokerage Services, Inc.
                                                               President,
                                                               1996 - 1998

------------------------   ---------------    --------------   ---------------------------------------  --------------   ----------
Mary E. Hoffmann(2)        Treasurer          1999 - Present   MEMBERS Capital Advisors, Inc.                19
5910 Mineral Point Road                                        Assistant Vice President - Product
Madison, WI  53705                                             Operations and Finance,
Year of Birth: 1970                                            2001 - Present
                                                               Product Operations and Finance
                                                               Manager, 1998 - 2001

                                                               CUNA Mutual Insurance Society
                                                               Investment Accounting Supervisor,
                                                               1996 - 1998
------------------------   ---------------    --------------   ---------------------------------------  --------------   ----------
Thomas J. Merfeld(2)       Secretary          1999 - Present   MEMBERS Capital Advisors, Inc.                10
5910 Mineral Point Road                                        Senior Vice President - Quantitative
Madison, WI  53705                                             Strategies, 1994 - Present
Year of Birth: 1957
------------------------   ---------------    --------------   ---------------------------------------  --------------   ----------
Dan Owens(2)               Assistant          2001 - Present   MEMBERS Capital Advisors, Inc.                19
5910 Mineral Point Road    Treasurer                           Senior Manager - Portfolio Operations,
Madison, WI 53705                                              2001 - Present
Year of Birth: 1966                                            Investment Operations Manager,
                                                               1999 - 2001

                                                               AmerUS Capital Management
                                                               Manager, Investment Accounting -
                                                               Reporting, 1998 - 1999

                                                               AmerUs Life Holdings, Inc.
                                                               Senior Investment Accountant,
                                                               1994 - 1998

                                ULTRA SERIES FUND
                        TRUSTEES AND OFFICERS (CONTINUED)
                                December 31, 2002

                                                                                                          NUMBER OF       OTHER
                             POSITION(S)                                                                  PORTFOLIOS      OUTSIDE
     NAME, ADDRESS AND      HELD WITH THE       LENGTH OF         PRINCIPAL OCCUPATION DURING             OVERSEEN IN    DIRECTOR-
       YEAR OF BIRTH             FUND           SERVICE(1)             PAST FIVE YEARS                   FUND COMPLEX     SHIPS(5)
------------------------   ---------------    --------------   ---------------------------------------  --------------   ----------
Gwendolyn M. Boeke         Trustee            1988 - Present   Wartburg Theological Seminary                 19
2000 Heritage Way                                              Development Association,
Waverly, IA 50677                                              (Dubuque, Iowa)
Year of Birth: 1934                                            Development Associate,
                                                               1997 - Present

                                                               Evangelical Lutheran Church
                                                               in America Foundation (Chicago,
                                                               Illinois) Regional Director,
                                                               1990 - Present

                                                               Wartburg College
                                                               (Dubuque, Iowa)
                                                               Director, 1986 - 2001
------------------------   ---------------    --------------   ---------------------------------------  --------------   ----------
Alfred L. Disrud           Trustee            1987 - Present   Planned Giving Services                       19
2000 Heritage Way                                              (Waverly, Iowa)
Waverly, IA 50677                                              Owner, 1986 - Present
Year of Birth: 1921
------------------------   ---------------    --------------   ---------------------------------------  --------------   ----------
Thomas C. Watt             Trustee            1986 - Present   Vision Development Services, Inc.             19         Wells Fargo
2000 Heritage Way                                              Consultant,                                              Bank,
Waverly, IA 50677                                              1997 - Present                                           Community
Year of Birth: 1936                                                                                                     Director,
                                                               MidAmerica Energy Company                                1985 -
                                                               (Waterloo, Iowa)                                         Present
                                                               Manager, Business Initiatives,
                                                               1987 - 1999

(1) The board of trustees and officers of the Fund do not currently have term limitations.

(2)   "Interested person" as defined in the 1940 Act.

(3) Mr. Daubs is considered an "interested" trustee because of the position he holds with the investment advisor of the trust.

(4) Mr. Halverson is considered an "interested" trustee because of the position he holds with the investment advisor of the trust.

(5)   Include only directorships with companies that:

      (a) have a class of securities registered with the SEC under the Securities Exchange Act, section 12; or

      (b) are subject to the requirements of section 15(d) of the Securities Exchange Act; or

      (c)   are registered as an investment adviser.